UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-7170

TCW Funds, Inc.

(Exact name of registrant as specified in charter)

865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017

(Address of principal executive offices)

Philip K. Holl, Esq.

Secretary

865 South Figueroa Street, Suite 1800

Los Angeles, CA 90017

(Name and address of agent for service)

Registrant’s telephone number, including area code: (213) 244-0000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, N.E., Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Report to Stockholders.

TCW Funds

Insight that works for you tm

TCW Equity Funds TCW Allocation Funds

2011 Annual Report

TCW Funds, Inc.

Table of Contents	October 31, 2011

The Management Discussions contained in this Annual Report are the opinions of each Fund’s portfolio managers and are not the opinions of TCW Funds, Inc. or its Board of Directors. Various matters discussed in the Management Discussions constitute forward-looking statements within the meaning of the federal securities laws. Actual results and the timing of certain events could differ materially from those projected or contemplated by these forward-looking statements due to a number of factors, including general economic conditions, overall availability of securities for investment by a Fund, the level of volatility in the securities markets and in the share price of a Fund, and other risk factors discussed in the SEC filings of TCW Funds, Inc.

To Our Valued Shareholders

We submit the 2011 annual report for the TCW Funds, Inc. The report contains information outlining the performance of our Funds and a listing of the portfolio holdings as of October 31, 2011, as well as the management discussions on each of the Funds for the year ended October 31, 2011.

Investment Environment

The year has generally provided positive market returns for investors across most domestic asset classes, albeit with sometimes high levels of volatility. In the first quarter of 2011, U.S. stocks rallied amid growing optimism that the recovery from the financial crisis had become self-sustaining. The S&P 500 advanced nearly 6% despite concerns about political turmoil in North Africa and the Middle East, and the devastating earthquake and nuclear crisis in Japan. The U.S. major equity indexes were generally flat in the second quarter, and then ended considerably lower in the third quarter with the S&P 500 down nearly 14% due to investor concerns about the European debt crisis, the apparent stalemate of the U.S. government on how to increase the federal debt ceiling, and the resulting S&P downgrade of U.S. Treasuries from their long-term AAA credit rating level. Investors returned strongly in October after this sharp selloff looking for any signs of good news including apparent progress toward resolution of the Greek crisis, and earnings reports that exceeded analysts’ estimates for about 70% of the stocks in the S&P 500. Year-to-date as of the end of October 2011, the Dow Jones Industrial Average was up 5.5%, the S&P 500 was up 1.3%, and the NASDAQ Composite was up 1.9%.

U.S. fixed income returns were moderately positive in the first quarter this year driven by slightly higher Treasury yields and tighter yield spreads across corporates and mortgage-backed securities. Economic conditions softened in the second quarter sending yields on fixed income securities lower across the board. U.S Treasuries climbed 2.8%, topping a 2.3% return in U.S. corporate bonds. Municipal debt posted its highest return in 18 years and led all domestic sectors in the second quarter. The third quarter saw Treasuries continue to rally as developed economies weakened and sovereign credit risk shook global financial markets. Despite suffering the first credit downgrade in history, U.S. Treasuries advanced 6.5% in the quarter with the yield on the 10-year Treasury dropping to the lowest level on record. Fueled by a combination of risk aversion, falling long-term inflation expectations, and the Federal Reserve’s intention of lengthening the average maturity of Treasury bond holdings, the thirty-year Treasury outperformed all other U.S. Treasuries in the third quarter, ratcheting 146 basis points lower in yield to 2.92%. Year-to-date through October 31, the Barclays Long Treasury Index was up 22.7%, the Barclays U.S. Aggregate Index was up 6.7%, and the Barclays U.S. High Yield Index was up 4.52%.

Global equities moved lower this year through October 31 as equity markets in nearly every country around the globe declined in the third quarter. The markets sank on fears of a PIIGS (Portugal, Ireland, Italy, Greece, and Spain) sovereign debt crisis taking down the European banking system and possibly even the Euro itself. Non-U.S. equities, as measured by the MSCI EAFE, experienced their worst quarter since 2008, falling nearly 19% in the third quarter. As in the U.S., October proved to be a positive month for global markets with equities rallying ahead of the European summit on the back of hopes that greater political urgency would translate into a deal capable of containing the region’s debt crisis. Year to date through October 31, the MSCI EAFE was down 6.4%, the MSCI Emerging Markets Equity index was down 11.5%, and the Barclays Emerging Markets Fixed Index was up 6.8%.

To Our Valued Shareholders (Continued)

Product Management and Product Developments

On November 1, 2010, we launched the TCW SMID Cap Growth Fund. The Fund invests in stocks of small and mid-cap growth companies that generally fall within the market capitalization range of the Russell 2500 Growth Index. The Fund is managed by Husam Nazer, who along with Brendt Stallings co-heads TCW’s Small and Mid-Cap Growth Equities team. The Fund adheres to the same fundamental research, sector diversification and cash flow-based approach that has earned recognition for two other Funds supported by the team: the TCW Small Cap Growth Fund and the TCW Growth Equities Fund.

On December 14, 2010, we launched the TCW Emerging Markets Local Currency Income Fund. It invests in emerging markets sovereign and corporate bonds denominated in local currencies. The Fund is managed by Dave Robbins and Penny Foley who also manage the TCW Emerging Markets Income Fund, and applies the same top-down / bottom-up research process to identify investment opportunities. The Fund is expected to own bonds across ten to 25 emerging markets countries and will hedge currencies on an opportunistic basis.

In the first quarter of 2011, we launched the TCW International Small Cap Fund managed by Rohit Sah, a veteran portfolio manager who recently joined TCW from the Oppenheimer Funds where he previously managed the Oppenheimer International Small Company Fund. He has been successful in delivering attractive long-term performance and building a reputation for finding high growth companies in economies around the world. Rohit was nominated for Morningstar’s International Stock Manager of the Year Award in 2010 and has been named to Barron’s annual rankings of “Top 100 Managers” four times. The TCW International Small Cap Fund invests in small cap companies located outside of the United States.

On March 31, 2011, we launched the TCW Enhanced Commodity Strategy Fund marking the introduction of a TCW advised mutual fund that provides investors with access to the commodity markets. The Fund invests in commodity linked derivative investments backed by a portfolio of fixed income instruments, which provides tracking with the returns of the Dow Jones UBS Commodity Index.

We announced a soft close of the TCW Small Cap Growth Fund effective April 30, 2011. The closure is consistent with TCW’s commitment to existing shareholders and is intended to limit the size of the Fund to ensure that it can continue to be managed effectively so as to protect our ability to provide attractive returns for our clients. Note that existing individual shareholders and 401(k) participants can continue to purchase new shares of the Fund.

Effective June 30, 2011, Diane Jaffee and her Relative Value team assumed management for the TCW Value Opportunities Fund to coincide with former portfolio manager Susan Suvall’s retirement date. Diane and her team also continue to manage the TCW Relative Value Large Cap and TCW Dividend Focused Funds, both of which have strong, long-term performance track records. We are confident that Diane’s time-tested style of value investing will serve our TCW Value Opportunities Fund shareholders well as she has extensive experience investing in midcap stocks as a subset of her Relative Value Large Cap strategy, and this experience has contributed significantly to performance over time.

To Our Valued Shareholders (Continued)

Lastly, we held shareholder meetings on September 15, 2011 for the proposed reorganizations of the TCW Large Cap Growth Fund into the TCW Select Equities Fund, and the TCW Relative Value Small Cap Fund into the TCW Value Opportunities Fund. The proposals sought to provide shareholders with the benefit from participation in funds that have large asset bases and have the potential for lower total annual portfolio operating expenses through economies of scale. Shareholders voted in favor of both proposals, and the reorganizations became effective on October 14, 2011.

Conclusion

During these challenging times in the capital markets, the TCW Funds continue to stay focused on maintaining their consistent investment approach with a long-term view. The TCW Funds provide our shareholders with sound investment strategies at competitive expense ratios. On behalf of the Board of Directors and everyone at TCW, I would like to thank you for your continued support. As always we look forward to assisting you in reaching your financial goals. If you have any questions or require any further information on the TCW Funds, I invite you to visit our website at www.tcw.com, or call our shareholder services department at (800) FUND TCW (800-386-3829).

Sincerely,

Charles W. Baldiswieler

President, Chief Executive Officer and Director

TCW Concentrated Value Fund

Management Discussions

For the year ended October 31, 2011, the TCW Concentrated Value Fund (the “Fund”) declined 1.23% and 2.19% on its I Class and N Class, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmarks, Russell 1000 Value Index and S&P 500 Index, returned 6.16% and 8.09%, respectively, over the same period.

Investments in the consumer discretionary and consumer staples sectors generated the largest contribution to the Fund’s returns during the fiscal year. Favorable returns in the consumer discretionary sector were led by Home Depot and Kohl’s, while favorable returns in the consumer staples sector were led by CVS Caremark and Kraft foods. Investments in the financial and information technology sectors generated the Fund’s weakest contribution to returns during the fiscal year. Unfavorable returns in the financial sector were generated by Citigroup and Goldman Sachs, while unfavorable returns in the information technology sector were generated by Research in Motion and Western Digital.

The Fund owns attractively valued companies expected to generate increased cash flow and rising returns on capital. The Fund’s sector structure is a byproduct of our individual stock selection process. The Fund is currently overweight the industrials, materials, and energy sectors, and is underweight the utilities, consumer discretionary, information technology, financial, telecom, health care, and consumer staples sectors.

Company fundamentals are significantly better today than they were in 2008. In 2008 the economy had been expanding since 2004, capital spending was at peak levels, investor confidence was ebullient, and earnings growth was well above trend line. Today the opposite is true. Capital spending is unsustainably low, companies have cut costs, and investors are nervous. Further, the domestic banking system is much stronger. Bad loans have been written down and capital has been raised.

Stock performance has become highly correlated, making it difficult for strategies based on bottom-up stock selection. Correlation is high because investors are focused on the macroeconomic outlook. Debt levels in Western Europe, Japan and the US have created risk to worldwide economic growth. As a result, investors are less focused on the fundamental performance of individual companies. While this creates a long-term opportunity, the short-term impact has been increased volatility. We believe it is best to focus on the underlying value of a company. While this can hurt relative performance during times of economic weakness it also allows for better long-term returns.

Periods of excessive investor concern are an excellent time to invest, but they also bring extreme volatility. Today’s aversion to risk is similar to the March 2009 low in the market. As Warren Buffett has said many times, “Be fearful when others are greedy and greedy when others are fearful”. We remain confident that investing in attractively valued companies expected to increase their return on capital and cash flows will yield favorable long-term investment results.

TCW Concentrated Value Fund

TCW Concentrated Value Fund - I Class

TCW Concentrated Value Fund - N Class

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

TCW Dividend Focused Fund

Management Discussions

For the year ended October 31, 2011, the TCW Dividend Focused Fund (the “Fund”) posted a gain of 8.05% and 7.73% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, the Russell 1000 Value Index, returned 6.16% over the same period.

The best performing sectors for the fiscal year ended October 31, 2011 were Energy (+17.0%), Consumer Discretionary (+11.0%), and Utilities (+9.9%) while the worst performing sectors were Financials (-7.3%), Materials (+0.7%), and Telecommunication Services (+2.3%). The Fund benefited with the overweights in Energy and Industrials and underweight in Information Technology while losing value with the overweights in Financials and Materials and the underweight in Consumer Staples and Utilities.

The Fund’s top ten conviction-weighted holdings performed +14.7% on average, led by Chevron (+31.3%), Intel (+26.5%), and Home Depot (+19.3%). The best absolute performers during the fiscal year were CBS (+54.4%), Foot Locker (+41.5%), and Valero (+38.2%). The Fund’s Information Technology stocks provided the most significant contribution to performance, returning +23.8% versus the group move of +7.7%, led by Motorola Solutions (+37.5%), Motorola Mobility (+17.4%), and Seagate Technology (+14.9%). CBS, Foot Locker, Regal Entertainment (+25.6%), and Home Depot were the leaders in Consumer Discretionary where stocks as a whole outperformed their peers, +20.0% versus +11.0%, while Tenet Healthcare (+8.5%) and Johnson & Johnson (+6.7%) highlighted in Health Care.

The worst performers during the fiscal year were U.S. Steel (-47.5%), MBIA (-41.6%), and Sprint Nextel (-37.7%). The biggest detraction occurred in Telecommunication Services, where the Fund’s names declined -1.2% versus the group rise of +2.3%, due to Sprint Nextel. U.S. Steel and Alcoa were responsible for the decline in value in Materials. Nabors Industries (-32.9%) in Energy was a drag on overall relative performance detracting from the positive contribution of Baker Hughes (+25.8%) and Chevron while Avery Dennison (-24.8%) disappointed in Industrials. After fundamental reviews, the Fund’s interests in U.S. Steel and MBIA were completely sold.

TCW Dividend Focused Fund

TCW Dividend Focused Fund - I Class

TCW Dividend Focused Fund - N Class

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
(2)	Performance data includes the performance of the predecessor SG Cowen Fund. The predecessor SG Cowen Fund was an investment company registered under the Investment Company Act of 1940, as amended.

TCW Emerging Markets Equities Fund

Management Discussions

For the year ended October 31, 2011, the TCW Emerging Market Equities Fund (the “Fund”) declined 14.35% on both its I Class and N Class shares, respectively. The Fund’s benchmark, the MSCI Emerging Markets Net Total Return Index, declined 7.72% over the same period.

Over the course of the fiscal year, the global macro landscape deteriorated dramatically as the U.S was downgraded on the back of the debt ceiling debate, a sell-off in European bank stocks as the European sovereign debt crisis worsened, and rising fears of a hard landing in China. These macro global events led to significant reduction in the outlook for global growth. The debt ceiling debate was a skirmish in the bigger policy battle over addressing the U.S. budget deficits. Investors should expect little progress on deficit reduction until after the November 2012 elections. As the U.S. debt debate receded, the Eurozone sovereign debt crisis became the epicenter of an aftershock to the 2008 global financial crisis. Given that European policy makers have been slow to respond with a credible plan to arrest the crisis of confidence, we expect Eurozone financial instability to take some months to resolve. Against this backdrop, China’s future growth has become a critical element supporting global growth.

The best performing countries for the fiscal year 2011 were Korea (+6%), Indonesia (+5%), Malaysia (+4%), Thailand (+2%) and Russia (0%); and the worst performers were Turkey (-34%), Hungary (-34%), Egypt (-30%), India (-20%) and Peru (-19%). The best performing industry groups were Semiconductors (16%), Autos & Components (16%), Food & Beverage (10%), Retail (5%) and Software & Services (2%); whereas the worst performing included Consumer Durables (-29%), Transportation (-22%), Real Estate (-21%), Technology Hardware (-20%) and Insurance (-20%).

The Fund’s overweight in cyclicals (Energy, Materials and Consumer Durables) hurt performance as commodities corrected on expectations of lower growth. In addition, as the global sell-off increased intensity in August and September, some of our high growth holdings (many internet-related) saw severe corrections. The Fund’s positioning continues to be biased toward commodity producers where we see tight supply-demand conditions (energy, selected metals, construction materials) and in companies geared to domestic demand in those countries where we believe consumption will continue to be robust over the next several years (China, Brazil, Korea, Russia and Thailand). Barring a total meltdown in Europe, we expect the current extreme equity market risk premium to decline over the course of the coming year and Emerging Market equities with pricing power and/or attractive growth prospects to rebound.

A year ago, economic overheating and emerging market inflation was a serious concern, but because central bankers in a number of Emerging Markets, including Brazil, China, India and Russia, hiked interest rates to address the overheating, they are now in a position to cut rates in the coming year. With muted growth in much of the developed world, the outlook for China’s growth has become a more important factor in the global rebalancing process. China inflation had been a primary concern for policy makers and, with inflationary pressures waning, we expect to see selective easing of the credit crunch on small and medium sized enterprises. Even so, Chinese policy makers are serious about managing inflation while maintaining stable growth. Over the next five years, we expect Chinese real GDP growth will trend toward 7% from the 10-11% of recent years. Current government policies are intended to rebalance the economy from export led growth toward domestic consumption, to shift growth geographically from the coasts to inland areas, and to favor labor over capital. As a result, labor in the world’s most populous country now has pricing power and as wage increases outpace inflation, manufacturing margins will decline further and Chinese exports will cease to be the driver of the disinflation of the past decades.

TCW Emerging Markets Equities Fund

We believe the three most important macro factors for the coming year will be the battle over U.S. budget deficits, Eurozone financial stability, and the outlook for China growth. We continue to call for slow U.S. growth over the next several years as the positive effects of the 2010 fiscal stimulus and monetary expansion fade and the adverse impact of 2012 fiscal austerity at both the State and Federal levels takes hold. With respect to the Eurozone crisis, debt reduction through write-offs, restructuring at the sovereign level and bank recapitalization is required.

TCW Emerging Markets Equities Fund - I Class

TCW Emerging Markets Equities Fund - N Class

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

TCW Growth Fund

Management Discussions

For the year ended October 31, 2011, the TCW Growth Fund (the “Fund”) posted a gain of 5.86% on both I Class and N Class shares. The Fund’s benchmark, Russell 3000 Growth Index, gained 9.92% over the same period.

Performance of the Fund was positively impacted by favorable stock selection in the Industrials, Consumer Staples and Energy sectors, while Health Care, Consumer Discretionary and Financials were a drag on overall performance.

The fiscal year ended in positive territory despite elevated volatility throughout the period. A positive start in the first half of the fiscal year was soon tempered by panic surrounding the Eurozone’s sovereign debt crisis and increasing concerns over a stagnant global economy. Volatility peaked during early August causing large outflows from equity funds into the bond market. Market performance was indicative of what has continued to be a risk-on/risk-off period for investors as they responded to the mixed nature of economic data releases during the year. The year ended with global markets rallying sharply off their annual lows as European leaders announced details of a bailout plan attempting to relieve debt pressures and protect Europe’s banking system. Markets also responded positively to a higher U.S. annualized GDP growth rate of 2.5% in the third quarter helped by resilient consumer spending. The Dow Jones experienced its best month since October 2002, gaining more than 1,000 points or 9.72%. With the Dow, NASDAQ and S&P 500 indices up 10.3%, 8.2% and 8.0%, respectively for the twelve months ended October 31, 2011, we remain vigilant of any data points that could indicate a decline in prospects for the global economy and a retrenchment of the equity markets.

In regards to individual stock selection, Green Mountain Coffee Roasters Inc., HFF Inc. and Lufkin Industries Inc. were the strongest performers this year, contributing 0.86%, 0.62% and 0.45% to portfolio performance respectively. In contrast, Dendreon Corp., Human Genome Sciences Inc. and Research in Motion Ltd. were the largest drags on performance, contributing -1.24%, -1.15% and -0.60%, respectively, to the Fund’s performance.

We remain focused on the Fund’s objective of identifying best-in-class companies exhibiting strong growth prospects in this challenging macroeconomic environment.

TCW Growth Fund

Management Discussions (Continued)

TCW Growth Fund - I Class

TCW Growth Fund - N Class

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

TCW Growth Equities Fund

Management Discussions

For the year ended October 31, 2011, the TCW Growth Equities Fund (the “Fund”) posted a gain of 5.09% and 5.11% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, the Russell MidCap Growth Index, gained 10.08% during the same period.

On an attribution basis, strong stock selection in the information technology, consumer staples and energy sectors was offset by negative stock selection in the consumer discretionary, health care and financials sectors.

Information technology is the Fund’s largest sector weighting and the Fund is overweight versus the Russell Midcap Growth Index. Leading contributors in technology were names such as ARM Holdings in semiconductors, VMware and Salesforce.com in software, Alliance Data Systems in IT services and Baidu in internet software and services. Detractors in technology included SMART Technologies in software and Youku.com and Akamai Technologies in internet software and services. In consumer staples, in which we are underweight, Green Mountain Coffee Roasters was responsible for outperformance in the sector. Our overweighting in energy resulted in a positive allocation effect. Core Laboratories and Oceaneering helped in energy equipment and services while Brigham Exploration and Plains Exploration and Production helped in oil and gas exploration and production.

The Fund is underweight in the consumer discretionary sector. Notable detractors in the sector were Chinese online travel company Ctrip.com, for-profit education names Strayer Education and Capella Education and retailer Urban Outfitters. The Fund’s health care and financials weightings are in-line with the index. In financials, Green Dot, SEI Investments and China Real Estate Information were detractors of note. In health care, biotechnology holdings Dendreon and Human Genome Sciences hurt performance while robotic surgery company Intuitive Surgical and health care technology company athenahealth Inc. helped. The Fund is underweight in the materials and industrials sectors. Stock selection in materials was positive primarily due to strong results from fertilizer company CF Industries. Aerospace and defense company Aerovironment was a top contributor in industrials, while professional services company Resources Connection was a detractor in the sector.

Reviewing second quarter earnings (reported during the third quarter), both the financial results for the quarter and guidance were quite good. In an economy that is barely growing, most of our portfolio companies continue to rapidly grow revenues with improving profitability. If the economy continues to languish with low-single-digit growth, we feel our companies can continue their recent fundamental performance. A reacceleration in macroeconomic growth would likely provide upside to both this growth and multiples — this would very much surprise consensus. We are not counting on this. Instead, our operative assumption is more of the same sluggish economic growth we have been experiencing for several quarters. The odds of a double dip in the economy have obviously increased significantly in recent months. Such a slowdown would certainly hurt our companies’ revenues and earnings, as it would for most businesses, and would likely hurt short-term stock performance. Should this occur, we will strive to do exactly what we did last recession: Concentrate the portfolio on those midcap growth companies with the ability (and fortress balance sheets) to not only survive the recession but to take share from weaker competitors and emerge from the recession stronger than they went in. We believe this is the single best way to position the portfolio to outperform over the entire market cycle.

TCW Growth Equities Fund

Management Discussions (Continued)

TCW Growth Equities Fund - I Class

TCW Growth Equities Fund - N Class

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

TCW International Small Cap Fund

Management Discussions

For the period February 28, 2011 (commencement of operations) to October 31, 2011, the TCW International Small Cap Fund (the “Fund”) declined 23.20% on both I Class and N Class shares. The Fund’s benchmark, the MSCI All Country World (ex USA) Small Cap Net Index, declined 12.78% over the same period.

The Fund’s performance was negatively impacted by the March 2011, Japanese earthquake and tsunami. In addition, the Fund’s overweight in commodity-related equities which negatively impacted performance during the August and September period.

The Fund was invested primarily in a few sectors: Basic Materials, Energy, Financials (mainly Emerging Markets) and Information Technology. Approximately 70% of the Fund’s assets were invested in the first three sectors, these sectors accounted for the -20% total return generated by the Fund, so that the remaining sectors did little damage. The index returned -12.8% during that period. On a country basis, the biggest detractors to Fund performance were China, Australia, India, Canada and Yemen; while Japan was our biggest exposure and best performer.

On a stock basis, the best performing companies were Capstone Mining, M3, Banro, Dr Ci:Labo, Start Today and Anvil Mining. Three of these were Japanese companies, and the remaining three were all mining companies. The stocks that negatively impacted the Fund’s performance were Ivernia, BioExx Specialty Proteins, GLG Life Tech, Kenedix, Calvalley Petroleum, Loncor Resources, Credit China, KWG Properties, ShaMaran Petroleum, Sunac China and Polarcus.

Ivernia is a lead mine whose production was shut down (we believe needlessly) by the Australian government. As a result, the stock fell over 70%. BioExx is a Canadian manufacturer of plant based proteins. Unfortunately, their technology had too many teething issues and they serially disappointed with their execution. Kenedix is a Japanese property management company. The market chose to focus more of the shrinking balance sheet, rather than the big discount to the current property prices that the stock trades on. Calvalley Petroleum is a Yemen based oil producer and there was some large scale selling of the stock mainly because of perceived risks in Yemen’s political transition. Loncor Resources is a gold exploration company focused on the DR Congo. Credit China is a pawn shop operating in Shanghai, where they offer loans collateralized by property. With the Chinese property markets worsening, and the press coverage of the shadow banking system in China, this stock was hit hard although their business is flourishing. KWG Properties and Sunac China are two Chinese property developers and were hit hard by the property policy tightness in China. ShaMaran Petroleum is an oil exploration company operating in Kurdistan, Iraq. Polarcus is a provider of offshore seismic data to the oil and gas industry. They were hit hard when the Chinese entered this industry and their leveraged balance sheet did not help.

TCW International Small Cap Fund

Management Discussions (Continued)

TCW International Small Cap Fund - I Class

TCW International Small Cap Fund - N Class

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

TCW Relative Value Large Cap Fund

Management Discussions

For the year ended October 31, 2011, the TCW Relative Value Large Cap Fund (the “Fund”) posted a gain of 6.16% and 5.88% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, the Russell 1000 Value Index, returned 6.16% over the same period.

The best performing sectors for the fiscal year ended October 31, 2011 were Energy (+17.0%), Consumer Discretionary (+11.0%), and Utilities (+9.9%) while the worst performing sectors were Financials (-7.3%), Materials (+0.7%), and Telecommunication Services (+2.3%). The Fund benefited with the overweights in Energy and Consumer Discretionary while losing value with the overweights in Financials and Materials and underweight in Information Technology.

The Fund’s top ten conviction-weighted holdings performed +13.6% on average, led by Chevron (+31.3%), Home Depot (+19.3%), and Comcast (+15.8%). The best absolute performers during the fiscal year were CBS (+54.4%), Valero (+38.2%), and Motorola Solutions (+37.5%). The Fund’s Information Technology stocks provided the most significant contribution to performance returning +20.4% versus the group move of +7.7% led by Motorola Solutions (+37.5%), Cisco Systems (+18.2%), and Motorola Mobility (+13.9%). Watson Pharmaceuticals (+21.1%), Tenet Healthcare (+8.5%), and Johnson & Johnson (+6.7%) were the leaders in Health Care where stocks as a whole outperformed their peers, +12.9% versus +7.6%, while CBS and Kimberly-Clark (+14.8%) starred in Consumer Discretionary and Consumer Staples, respectively.

The worst performers during the fiscal year were U.S. Steel (-47.5%), MBIA (-40.2%), and Sprint Nextel (-37.7%). The biggest detraction occurred in Materials, where the Fund’s names declined -17.0% versus the group rise of +0.7%, due to U.S. Steel and Alcoa (-17.5%). Sprint Nextel was solely responsible for the decline in value in Telecommunication Services while Terex (-25.9%) and Nabors Industries (-32.9%) were chiefly responsible for the underperformance versus the benchmark in the Industrials and Energy spaces, respectively. After fundamental reviews, the Fund’s interests in U.S. Steel and MBIA were completely sold.

TCW Relative Value Large Cap Fund

Management Discussions (Continued)

TCW Relative Value Large Cap Fund - I Class

TCW Relative Value Large Cap Fund - N Class

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
(2)	Performance data includes the performance of the predecessor SG Cowen Fund. The predecessor SG Cowen Fund was an investment company registered under the Investment Company Act of 1940, as amended.

TCW Select Equities Fund

Management Discussions

For the year ended October 31, 2011, the TCW Select Equities Fund (the “Fund”) posted a gain of 12.30% and 12.02% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, Russell 1000 Growth Index, returned 9.92% over the same period.

Although the year started with continued strong equity market performance, supported by constructive economic data, strong earnings momentum, reasonable valuations, and healthy credit markets, each successive quarter contributed incremental cause for concern. Turmoil in the Middle East and the tragic Japanese disaster first disrupted the market’s upward bias in February and early March. Then in May, the debt crisis in Greece resurfaced, starting months of volatility and concern about the Eurozone more broadly. In the US, the end of QE2 and the standoff in Washington related to fiscal deficits and the debt ceiling coincided with a softening in US economic measures. Concerns about a hard landing in China also emerged creating additional volatility and downward pressure on the equity market. Hope that the European crisis would not continue to spiral out of control, as well as signs the US economy had not re-entered a recession yet, helped the US equity market finish the fiscal year with an October rally. But, the focus remains on issues in Europe, the US and China as we begin a new fiscal year.

We attribute the outperformance of the Fund during this volatile year to the quality and balance in its portfolio. Strong stock selection across most sectors, but particularly consumer discretionary, information technology and consumer staples, more than offset the negative relative performance impact from sector allocation and a slight drag from our cash position to drive the portfolio’s positive relative performance during the fiscal year. Cerner Corporation was the single biggest contributor to relative performance as government stimulus tailwinds continued to support adoption of their healthcare technology solutions. Intuitive Surgical was also a very strong performer benefitting from continued adoption of their robotic surgery technology both inside and outside of the US. The breadth of usage in different procedures also continues to expand. A number of other positions contributed notable relative outperformance including Oceaneering International, FMC Technologies, and Amazon.com.

Our underweight in consumer discretionary and consumer staples, accompanied by our overweight in healthcare and telecommunication services drove, most of the negative sector allocation effect. But, in all four cases, stock selection more than made up for the negative sector allocation impact. Stock selection only had a negative impact on relative performance in Financial Services and Industrials. Charles Schwab Corporation drove the negative performance in Financial Services as the unprecedented interest rate environment we are currently experiencing pressures their earnings power. Although the relative contribution overall from our industrial holdings was neutral, underperformance of C.H. Robinson Worldwide and Expeditors International of Washington drove the modest negative stock selection impact in this sector. Concerns about volume growth and margins amidst a more modest economic recovery explain much of their underperformance. Lastly, two other notable underperformers during the fiscal year were Teva Pharmaceuticals, which we exited during the fiscal year, and Life Technologies. Concerns about government and academic research spending contributed to Life Technologies’ underperformance.

TCW Select Equities Fund

Management Discussions (Continued)

TCW Select Equities Fund - I Class

TCW Select Equities Fund - N Class

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

TCW Small Cap Growth Fund

Management Discussions

For the year ended October 31, 2011, the TCW Small Cap Growth Fund (the “Fund”) posted a gain of 4.98% and 4.70% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, the Russell 2000 Growth Index, gained 9.84% over the same period.

On an attribution basis, the Fund’s underperformance was primarily the result of negative stock selection in the health care, information technology, financials and consumer discretionary sectors. Partially offsetting this was strong stock selection in industrials, consumer staples, energy and materials.

The Fund is overweight in health care, information technology and consumer discretionary. In health care, notable detractors included Human Genome Sciences and Biomimetic Therapeutics in biotechnology, Auxilium in pharmaceuticals, Epocrates in health care technology and DexCom in medical devices. Conversely, medical device company MAKO Surgical was a contributor in heath care. In information technology, the Fund’s largest weighting, detractors were names such as Intralinks Holdings and OpenTable in internet software and services, Longtop Financial in software, SMART Technologies in computers and peripherals and Maxlinear in semiconductors. Top contributors in technology were OLED company Universal Display, Fusion-IO in computers and peripherals and Pros Holdings, Take-Two Interactive Software and Ultimate Software in software. In consumer discretionary, for-profit education company Capella Education and specialty retailers Pacific Sunwear, hhgregg and Lumber Liquidators were culprits, while names such as Volcom (which was acquired by PPR SA in June) and BJ’s Restaurants helped. The Fund’s weighting is in-line in financials. Consumer finance company Green Dot and commercial bank holding SVB Financial Group notably detracted.

The Fund is underweight in the industrials, consumer staples, energy and materials sectors. As well as the aforementioned positive stock selection, a positive allocation effect occurred during the period in consumer staples, energy and materials. Clean Harbors and Chart Industries were top contributors to results in industrials. Green Mountain Coffee Roasters was responsible for outperformance in the consumer staples sector. In energy, oil and gas names Brigham Exploration and Berry Petroleum helped as did Core Laboratories and Lufkin Industries in equipment and services.

Reviewing second quarter earnings (reported during the third quarter), both the financial results for the quarter and guidance were quite good. In an economy that is barely growing, most of our portfolio companies continue to rapidly grow revenues with improving profitability. If the economy continues to languish with low-single-digit growth, we feel our companies can continue their recent fundamental performance. A reacceleration in macroeconomic growth would likely provide upside to both this growth and multiples — this would very much surprise consensus. We are not counting on this. Instead, our operative assumption is more of the same sluggish economic growth we have been experiencing for several quarters. The odds of a double dip in the economy have obviously increased significantly in recent months. Such a slowdown would certainly hurt our companies’ revenues and earnings, as it would for most businesses, and would likely hurt short-term stock performance. Should this occur, we will strive to do exactly what we did last recession: Concentrate the portfolio on those small cap growth companies with the ability (and fortress balance sheets) to not only survive the recession but to take share from weaker competitors and emerge from the recession stronger than they went in. We believe this is the single best way to position the portfolio to outperform over the entire market cycle.

TCW Small Cap Growth Fund

Management Discussions (Continued)

TCW Small Cap Growth Fund - I Class

TCW Small Cap Growth Fund - N Class

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

TCW SMID Cap Growth Fund

Management Discussions

For the period November 1, 2010 (commencement of operations) to October 31, 2011, the TCW SMID Cap Growth Fund (the “Fund”) posted a gain of 4.20% on both I Class and N Class shares. The Fund’s benchmark, the Russell 2500 Growth Index, gained 11.91% during the same period.

On an attribution basis, the Fund’s underperformance was primarily the result of negative stock selection in the health care, consumer discretionary and financials sectors. Partially offsetting this was strong stock selection in industrials, consumer staples and energy. Positive allocation in consumer staples and energy also helped.

In health care, a sector in which the Fund is overweight versus the index, notable detractors were names such as Human Genome Sciences and Dendreon in biotechnology, Auxilium in pharmaceuticals and medical device company DexCom. The Fund is also overweight in consumer discretionary, where detractors included Chinese online travel company Ctrip.com and retailer Urban Outfitters. The Fund is underweight in financials. Consumer finance company Green Dot, commercial bank holding SVB Financial and financial services name MSCI hurt returns in the sector. Information technology is the Fund’s largest weighting. Performance in technology was helped by ARM Holdings in semiconductors, Ultimate Software and Fortinet in software and Fusion-IO in computers and peripherals, while Intralinks Holdings and Youku.com in internet software and services as well as SMART Technologies in computers and peripherals hurt.

The Fund is underweight in industrials and materials and roughly in-line in consumer staples. Green Mountain Coffee Roasters was responsible for outperformance in the consumer staples sector. Standout contributors in industrials were Chart Industries, Clean Harbors and Kansas City Southern. Chemicals company CF Industries helped, while metals and mining company Allegheny Technologies hurt performance in materials. In energy, a sector in which the Fund is overweight, contributors included equipment and services names Oceaneering and Core Laboratories and oil and gas names Brigham Exploration and Plains Exploration and Production.

Reviewing second quarter earnings (reported during the third quarter), both the financial results for the quarter and guidance were quite good. In an economy that is barely growing, most of our portfolio companies continue to rapidly grow revenues with improving profitability. If the economy continues to languish with low-single-digit growth, we feel our companies can continue their recent fundamental performance. A reacceleration in macroeconomic growth would likely provide upside to both this growth and multiples — this would very much surprise consensus. We are not counting on this. Instead, our operative assumption is more of the same sluggish economic growth we have been experiencing for several quarters. The odds of a double dip in the economy have obviously increased significantly in recent months. Such a slowdown would certainly hurt our companies’ revenues and earnings, as it would for most businesses, and would likely hurt short-term stock performance. Should this occur, we will strive to do exactly what we did last recession: Concentrate the portfolio on those small and midcap growth companies with the ability (and fortress balance sheets) to not only survive the recession but to take share from weaker competitors and emerge from the recession stronger than they went in.

We believe this is the single best way to position the portfolio to outperform over the entire market cycle.

TCW SMID Cap Growth Fund

Management Discussions (Continued)

TCW SMID Cap Growth Fund - I Class

TCW SMID Cap Growth Fund - N Class

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

TCW Value Opportunities Fund

Management Discussions

For the year ended October 31, 2011, the TCW Value Opportunities Fund (the “Fund”) posted a gain of 3.67% and 3.26% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, the Russell Midcap Value Index, returned 5.83% over the same period.

The best performing sectors in the Russell Midcap universe for the fiscal year ended October 31, 2011 were Consumer Staples (+17.3%), Energy (+17.2%), and Utilities (+16.9%) while the worst performing sectors were Telecommunication Services (-13.3%), Financials (+0.2%), and Information Technology (+2.0%). The Fund benefited with the overweight in Energy and underweights in Consumer Staples and Telecommunication Services while losing value with the overweights in Financials and underweights in Consumer Discretionary and Utilities.

The Fund’s top ten conviction-weighted holdings as of October 31 outperformed the portfolio and Russell Midcap Value returning +6.6% on average, led by Arch Capital (+24.9%), Hawaiian Electric Industries (+18.4%), and Kennametal (+15.4%). The best absolute performers during the fiscal year were Petrohawk Energy (+125.8%), Ciena (+92.0%), and Motorola Mobility (+62.4%). The Fund’s Information Technology stocks provided the most significant contribution to performance returning +25.4% versus the group move of +2.0% led by Ciena, Avago Technologies (+34.3%), and Seagate Technology (+13.5%). Sprint Nextel (+2.4%) and Windstream (-4.5%), were the leaders in Telecommunication Services where stocks as a whole outperformed their peers, -4.7% versus -13.3%, and Agilent Technologies returned +50.1% during the fiscal year propelling the portfolio’s Health Care stocks, up +9.4% versus the group move of +9.0%. Agilent was completely sold by the Fund as it appreciated within 10% of its upside valuation target.

The worst performers during the fiscal year were Ferro (-54.9%), Terex (-50.9%), and U.S. Steel (-48.7%). The biggest stock detraction occurred in Financials, where the Fund’s names declined -6.7% versus the group rise of +0.2%, due to Lincoln Financial (-38.1%), First Horizon National (-29.2%), and Comerica (-27.7%). Ferro and U.S. Steel were largely responsible for the decline in value in Materials. Marriot International (-14.1%) and American Eagle (-12.6%) detracted in Consumer Discretionary negating the strong contribution from Foot Locker (+41.5%) while Molson Coors Brewing (-7.9%) dragged down stocks in Consumer Staples with the portfolio names returning +4.8 versus the group move of +17.3%. After undergoing fundamental reviews, both Ferro and U.S. Steel were completely sold by the Fund and the Lincoln Financial position significantly reduced.

TCW Value Opportunities Fund

Management Discussions (Continued)

TCW Value Opportunities Fund - I Class

TCW Value Opportunities Fund - N Class

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

TCW Global Conservative Allocation Fund

Management Discussions

For the year ended October 31, 2011, the TCW Global Conservative Allocation Fund (the “Fund”) posted a gain of 3.63% for both the I Class and N Class shares. The Fund’s benchmark which is comprised of 40% S&P 500 Index and 60% Barclays Capital Aggregate Bond Index returned 6.63% over the same period.

The Fund underperformed during the past year in large part due to the underperformance of both the intermediate bond funds. Holdings in both Metropolitan West Total Return and TCW Total Return Bond funds hurt relative performance as both funds underperformed the Barclays Capital Aggregate Bond Index. Additionally holdings in midcap funds hurt relative performance as both funds underperformed the S&P 500. As of October the Fund held 44% in equities and 54% in fixed income, giving it a slight overweight in equities and a slight underweight in fixed income. Over the past 12 months, the Fund had increased its allocation to the equity sector while slightly lowering fixed income allocation.

Fear and uncertainty dominated the U.S. equity markets over the past year, led by concerns that the current debt crisis in Europe was spreading and could lead to a global recession. Compounding the concern was the political paralysis seen in both Europe and U.S. that sent investor confidence spiraling downward. The S&P 500 was up over 8% over the past 12 months. Small-capitalization stocks slightly underperformed large-cap stocks as the Russell 2000 was up 6.7% for the past one year.

Over the past year investors have shifted from anticipating a second half economic rebound to worrying that the world’s developed economies are headed into a double dip recession. Equity markets moved higher as corporate earnings, merger news and earnings outlooks came in stronger and the outlook was somewhat still favorable. But they began to decline in late July and early August as the federal government was once again at a stalemate on how to increase the federal debt ceiling. The inability of the federal government to come to a resolution signaled that political uncertainty could further hamper future growth and was enough to push S&P to downgrade the long-term credit rating of U.S. Treasuries from their AAA level. The combination of the credit downgrade and political gridlock pushed equity markets into a volatile period.

In addition to the global concerns, the domestic economy has shown signs of economic growth slowing and possibly stalling. Unemployment remains stubbornly high at 9.1% with meager job creation in the private sector unable to offset the mounting loss of government jobs. Consumer and business confidence has dropped to its lowest level since the most recent recession, raising the risk of a broader pullback in demand. The housing market remains stuck as rising foreclosures are increasing supply and depressing prices. Even with the help of the Federal Reserve recently initiating “Operation Twist,” which is expected to keep interest rates at historically low levels, few investors have been convinced that such a move will be enough to jumpstart growth or ease the current global debt crisis.

Economic news during the year was not all bad with some indicators still pointing toward continued growth, albeit at a slower pace. U.S. Gross Domestic Product (GDP) did show some positive growth albeit not at the pace high enough to create job growth. Retail sales were strong with year-over-year growth, housing starts soared, new home sales surprised on the upside and manufacturing numbers turned positive.

U.S. Treasury bonds surged in price as investors fled to their perceived safety, even in the wake of a downgrade of the country’s credit rating. Rising prices pushed the yield on the 10-year Treasury to a 60-year low of 1.8% in late September, down sharply from the 3.3% yield at the beginning of the year. Nearly all investment grade credit areas produced a positive return for the year, with high yield and emerging market debt slightly lagging.

TCW Global Conservative Allocation Fund

Management Discussions (Continued)

TCW Global Conservative Allocation Fund - I Class

TCW Global Conservative Allocation Fund - N Class

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

TCW Global Moderate Allocation Fund

Management Discussions

For the year ended October 31, 2011, the TCW Global Moderate Allocation Fund (the “Fund”) posted a gain of 3.00% and 2.54% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark which is comprised of 60% Russell 1000 Index and 40% Barclays Capital Universal Index returned 7.13% over the same period.

The Fund underperformed during the past year in large part due to an allocation to the defensive ETF positions. Short ETF positions in both the Euro and Europe hurt relative performance over the past 12 months. Even though both positions dragged on performance over the past 12 months, both ETF’s provided strong performance in the past few months. The allocation to high yield and mid cap hurt performance. An overweight allocation to large cap growth was a main contributor to performance.

Fear and uncertainty dominated the U.S. equity markets over the past year, led by concerns that the current debt crisis in Europe was spreading and could lead to a global recession. Compounding the concern was the political paralysis seen in both Europe and U.S. that sent investor confidence spiraling downward. The S&P 500 was up over 8% over the past 12 months. Small-capitalization stocks slightly underperformed large-cap stocks as the Russell 2000 was up 6.7% for the past one year.

Over the past year investors have shifted from anticipating a second half economic rebound to worrying that the world’s developed economies are headed into a double dip recession. Equity markets moved higher as corporate earnings, merger news and earnings outlooks came in stronger and the outlook was somewhat still favorable. But they began to decline in late July and early August as the federal government was once again at a stalemate on how to increase the federal debt ceiling. The inability of the federal government to come to a resolution signaled that political uncertainty could further hamper future growth and was enough to push S&P to downgrade the credit rating of U.S. Treasuries from their AAA level. The combination of the credit downgrade and political gridlock pushed equity markets into a volatile period.

In addition to the global concerns, the domestic economy has shown signs of economic growth slowing and possibly stalling. Unemployment remains stubbornly high at 9.1% with meager job creation in the private sector unable to offset the mounting loss of government jobs. Consumer and business confidence has dropped to its lowest level since the most recent recession, raising the risk of a broader pullback in demand. The housing market remains stuck as rising foreclosures are increasing supply and depressing prices. Even with the help of the Federal Reserve recently initiating “Operation Twist,” which is expected to keep interest rates at historically low levels, few investors have been convinced that such a move will be enough to jumpstart growth or ease the current global debt crisis.

Economic news during the year was not all bad with some indicators still pointing toward continued growth, albeit at a slower pace. U.S. Gross Domestic Product (GDP) did show some positive growth albeit not at the pace high enough to create job growth. Retail sales were strong with year-over-year growth, housing starts soared, new home sales surprised on the upside and manufacturing numbers turned positive.

U.S. Treasury bonds surged in price as investors fled to their perceived safety, even in the wake of a downgrade of the country’s credit rating. Rising prices pushed the yield on the 10-year Treasury to a 60-year low of 1.8% in late September, down sharply from the 3.3% yield at the beginning of the year. Nearly all investment grade credit areas produced a positive return for the year, with high yield and emerging market debt slightly lagging.

TCW Global Moderate Allocation Fund

Management Discussions (Continued)

TCW Global Moderate Allocation Fund - I Class

TCW Global Moderate Allocation Fund - N Class

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

TCW Global Flexible Allocation Fund

Management Discussions

For the year ended October 31, 2011, the TCW Global Flexible Allocation Fund (the “Fund”) declined 0.95% on both I Class and N Class shares. The Fund’s benchmark which is comprised of 75% MSCI World Index and 25% Citigroup World Government Bond Index gained 2.95% over the same period.

The Fund underperformed over the past year mainly due to the positions in ETF’s that are allocated towards Japan, China and short Euro. The allocations to both high yield and emerging market debt, both of which underperformed the CG World Government Bond index, hurt relative performance. Overweight allocations to large cap growth, midcap growth and value and small cap growth all contributed to relative performance over the past year. Recently the allocations to both the Euro short and Europe Short EFT’s were increased as we grew more concerned about the current developments in Europe.

Fear and uncertainty dominated the U.S. equity markets over the past year, led by concerns that the current debt crisis in Europe was spreading and could lead to a global recession. Compounding the concern was the political paralysis seen in both Europe and U.S. that sent investor confidence spiraling downward. The S&P 500 was up over 8% over the past 12 months. Small-capitalization stocks slightly underperformed large-cap stocks as the Russell 2000 was up 6.7% for the past one year.

Over the past year investors have shifted from anticipating a second half economic rebound to worrying that the world’s developed economies are headed into a double dip recession. Equity markets moved higher as corporate earnings, merger news and earnings outlooks came in stronger and the outlook was somewhat still favorable. But they began to decline in late July and early August as the federal government was once again at a stalemate on how to increase the federal debt ceiling. The inability of the federal government to come to a resolution signaled that political uncertainty could further hamper future growth and was enough to push S&P to downgrade the credit rating of U.S. Treasuries from their AAA level. The combination of the credit downgrade and political gridlock pushed equity markets into a volatile period.

In addition to the global concerns, the domestic economy has shown signs of economic growth slowing and possibly stalling. Unemployment remains stubbornly high at 9.1% with meager job creation in the private sector unable to offset the mounting loss of government jobs. Consumer and business confidence has dropped to its lowest level since the most recent recession, raising the risk of a broader pullback in demand. The housing market remains stuck as rising foreclosures are increasing supply and depressing prices. Even with the help of the Federal Reserve recently initiating “Operation Twist,” which is expected to keep interest rates at historically low levels, few investors have been convinced that such a move will be enough to jumpstart growth or ease the current global debt crisis.

Economic news during the year was not all bad with some indicators still pointing toward continued growth, albeit at a slower pace. U.S. Gross Domestic Product (GDP) did show some positive growth albeit not at the pace high enough to create job growth. Retail sales were strong with year-over-year growth, housing starts soared, new home sales surprised on the upside and manufacturing numbers turned positive.

U.S. Treasury bonds surged in price as investors fled to their perceived safety, even in the wake of a downgrade of the country’s credit rating. Rising prices pushed the yield on the 10-year Treasury to a 60-year low of 1.8% in late September, down sharply from the 3.3% yield at the beginning of the year. Nearly all investment grade credit areas produced a positive return for the year, with high yield and emerging market debt slightly lagging.

TCW Global Flexible Allocation Fund

Management Discussions (Continued)

TCW Global Flexible Allocation Fund - I Class

TCW Global Flexible Allocation Fund - N Class

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

TCW Concentrated Value Fund

Schedule of Investments	October 31, 2011

Number of Shares	Common Stock	Value

	Aerospace & Defense (3.1% of Net Assets)
13,940	Honeywell International, Inc.	$730,456

	Air Freight & Logistics (2.3%)
7,805	C.H. Robinson Worldwide, Inc.	541,901

	Airlines (2.4%)
66,695	Delta Air Lines, Inc. (1)	568,241

	Capital Markets (5.7%)
7,395	Goldman Sachs Group, Inc. (The)	810,122
9,700	T. Rowe Price Group, Inc.	512,548

	Total Capital Markets	1,322,670

	Chemicals (10.8%)
8,635	Air Products & Chemicals, Inc.	743,819
18,144	Ecolab, Inc.	976,873
7,780	Praxair, Inc.	790,992

	Total Chemicals	2,511,684

	Commercial Banks (2.8%)
25,092	Wells Fargo & Co.	650,134

	Communications Equipment (0.7%)
8,400	Research In Motion, Ltd. (1)	169,680

	Computers & Peripherals (3.6%)
1,100	Apple, Inc. (1)	445,258
14,505	Western Digital Corp. (1)	386,413

	Total Computers & Peripherals	831,671

	Diversified Financial Services (5.8%)
38,783	JPMorgan Chase & Co.	1,348,097

	Electrical Equipment (2.1%)
7,230	Rockwell Automation, Inc.	489,110

	Energy Equipment & Services (13.5%)
19,855	Cameron International Corp. (1)	975,675
21,653	Halliburton Co.	808,956
5,800	National Oilwell Varco, Inc.	413,714
12,870	Schlumberger, Ltd.	945,559

	Total Energy Equipment & Services	3,143,904

	Food & Staples Retailing (3.9%)
25,200	CVS Caremark Corp.	914,760

	Food Products (3.2%)
21,075	Kraft Foods, Inc.	741,418

See accompanying notes to financial statements.

TCW Concentrated Value Fund

October 31, 2011

Number of Shares	Common Stock	Value

	Health Care Providers & Services (1.0%)
3,000	McKesson Corp.	$244,650

	Household Durables (3.3%)
12,050	Stanley Black & Decker, Inc.	769,392

	Insurance (6.6%)
16,430	ACE, Ltd. (1)	1,185,424
3	Berkshire Hathaway, Inc. (1)	350,850

	Total Insurance	1,536,274

	Life Sciences Tools & Services (3.3%)
15,530	Thermo Fisher Scientific, Inc. (1)	780,693

	Machinery (5.6%)
16,173	Danaher Corp.	781,965
9,635	SPX Corp.	526,167

	Total Machinery	1,308,132

	Metals & Mining (1.3%)
7,140	Agnico-Eagle Mines, Ltd.	309,805

	Multiline Retail (4.0%)
17,785	Kohl’s Corp. (1)	942,783

	Oil, Gas & Consumable Fuels (7.2%)
5,080	Apache Corp.	506,121
27,300	Denbury Resources, Inc. (1)	428,610
7,914	Occidental Petroleum Corp.	735,527

	Total Oil, Gas & Consumable Fuels	1,670,258

	Pharmaceuticals (4.9%)
5,600	Allergan, Inc.	471,072
10,500	Johnson & Johnson	676,095

	Total Pharmaceuticals	1,147,167

	Road & Rail (1.1%)
2,550	Union Pacific Corp.	253,904

	Total Common Stock (Cost: $23,999,928) (98.2%)	22,926,784

See accompanying notes to financial statements.

TCW Concentrated Value Fund

Schedule of Investments (Continued)

Principal Amount	Short-Term Investments	Value

	Repurchase Agreement (Cost: $50,481) (0.2%)
$50,481	State Street Bank & Trust Company, 0.01%, due 11/01/11 (collateralized by $55,000, U.S. Treasury Bill, 0.01%, due 12/29/11, valued at $54,999) (Total Amount to be Received Upon Repurchase $50,481)	$50,481

	Total Investments (Cost: $24,050,409) (98.4%)	22,977,265
	Excess of Other Assets over Liabilities (1.6%)	379,572

	Net Assets (100.0%)	$23,356,837

Notes to the Schedule of Investments:

(1)	Non-income producing security.

See accompanying notes to financial statements.

TCW Concentrated Value Fund

Investments by Industry	October 31, 2011

Industry	Percentage of Net Assets
Aerospace & Defense	3.1%
Air Freight & Logistics	2.3
Airlines	2.4
Capital Markets	5.7
Chemicals	10.8
Commercial Banks	2.8
Communications Equipment	0.7
Computers & Peripherals	3.6
Diversified Financial Services	5.8
Electrical Equipment	2.1
Energy Equipment & Services	13.5
Food & Staples Retailing	3.9
Food Products	3.2
Health Care Providers & Services	1.0
Household Durables	3.3
Insurance	6.6
Life Sciences Tools & Services	3.3
Machinery	5.6
Metals & Mining	1.3
Multiline Retail	4.0
Oil, Gas & Consumable Fuels	7.2
Pharmaceuticals	4.9
Road & Rail	1.1
Short-Term Investments	0.2

Total	98.4%

See accompanying notes to financial statements.

TCW Dividend Focused Fund

Schedule of Investments

Number of Shares	Common Stock	Value

	Aerospace & Defense (4.6% of Net Assets)
295,300	Honeywell International, Inc.	$15,473,720
560,400	Textron, Inc.	10,882,968

	Total Aerospace & Defense	26,356,688

	Capital Markets (4.6%)
219,495	Ameriprise Financial, Inc.	10,246,027
257,500	Morgan Stanley	4,542,300
276,700	State Street Corp.	11,175,913

	Total Capital Markets	25,964,240

	Chemicals (2.4%)
283,300	Du Pont (E.I.) de Nemours & Co.	13,618,231

	Commercial Services & Supplies (0.5%)
114,500	Avery Dennison Corp.	3,045,700

	Communications Equipment (3.3%)
246,112	Motorola Mobility Holdings, Inc. (1)	9,568,835
197,185	Motorola Solutions, Inc. (1)	9,249,948

	Total Communications Equipment	18,818,783

	Computers & Peripherals (3.0%)
352,400	Dell, Inc. (1)	5,571,444
723,100	Seagate Technology PLC (Ireland)	11,678,065

	Total Computers & Peripherals	17,249,509

	Consumer Finance (1.6%)
183,505	American Express Co.	9,289,023

	Containers & Packaging (1.8%)
382,000	Packaging Corp. of America	9,962,560

	Diversified Financial Services (2.9%)
469,800	JPMorgan Chase & Co.	16,330,248

	Diversified Telecommunication Services (5.1%)
489,500	AT&T, Inc.	14,347,245
1,192,554	Windstream Corp.	14,513,382

	Total Diversified Telecommunication Services	28,860,627

	Electric Utilities (1.9%)
272,900	American Electric Power Co., Inc.	10,719,512

	Electronic Equipment, Instruments & Components (2.9%)
457,200	TE Connectivity, Ltd.	16,253,460

	Energy Equipment & Services (6.5%)
199,500	Baker Hughes, Inc.	11,569,005
311,000	Ensco International PLC (SP ADR) (United Kingdom)	15,444,260

See accompanying notes to financial statements.

TCW Dividend Focused Fund

October 31, 2011

Number of Shares	Common Stock	Value

	Energy Equipment & Services (Continued)
372,700	Nabors Industries, Ltd. (1)	$6,831,591
197,300	Weatherford International, Ltd. (1)	3,058,150

	Total Energy Equipment & Services	36,903,006

	Food Products (4.1%)
175,000	Campbell Soup Co.	5,818,750
498,300	Kraft Foods, Inc.	17,530,194

	Total Food Products	23,348,944

	Health Care Equipment & Supplies (0.8%)
74,700	Teleflex, Inc.	4,471,542

	Health Care Providers & Services (0.7%)
812,385	Tenet Healthcare Corp. (1)	3,842,581

	Household Durables (1.5%)
505,771	Lennar Corp.	8,365,452

	Household Products (2.4%)
194,800	Kimberly-Clark Corp.	13,579,508

	Industrial Conglomerates (4.5%)
788,050	General Electric Co.	13,168,316
278,400	Tyco International, Ltd.	12,681,120

	Total Industrial Conglomerates	25,849,436

	Insurance (4.3%)
263,600	Allstate Corp. (The)	6,943,224
302,700	Travelers Cos., Inc. (The)	17,662,545

	Total Insurance	24,605,769

	Life Sciences Tools & Services (1.3%)
144,500	Thermo Fisher Scientific, Inc. (1)	7,264,015

	Media (4.7%)
240,600	CBS Corp. — Class B	6,209,886
468,350	Comcast Corp.	10,982,807
676,500	Regal Entertainment Group	9,768,660

	Total Media	26,961,353

	Metals & Mining (2.4%)
664,800	Alcoa, Inc.	7,153,248
93,000	Cliffs Natural Resources, Inc.	6,344,460

	Total Metals & Mining	13,497,708

	Oil, Gas & Consumable Fuels (8.2%)
80,500	Anadarko Petroleum Corp.	6,319,250
223,700	Chevron Corp.	23,499,685

See accompanying notes to financial statements.

TCW Dividend Focused Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value

	Oil, Gas & Consumable Fuels (Continued)
149,600	Devon Energy Corp.	$9,716,520
291,000	Valero Energy Corp.	7,158,600

	Total Oil, Gas & Consumable Fuels	46,694,055

	Paper & Forest Products (0.9%)
183,300	MeadWestvaco Corp.	5,115,903

	Pharmaceuticals (5.5%)
136,700	Johnson & Johnson	8,802,113
1,168,400	Pfizer, Inc.	22,503,384

	Total Pharmaceuticals	31,305,497

	REIT (1.7%)
548,300	Kimco Realty Corp.	9,578,801

	Semiconductors & Semiconductor Equipment (4.0%)
606,800	Intel Corp.	14,890,872
214,800	Microchip Technology, Inc.	7,767,168

	Total Semiconductors & Semiconductor Equipment	22,658,040

	Software (2.3%)
276,800	CA, Inc.	5,995,488
418,200	Symantec Corp. (1)	7,113,582

	Total Software	13,109,070

	Specialty Retail (5.4%)
295,400	Foot Locker, Inc.	6,457,444
473,600	Gap, Inc. (The)	8,951,040
431,800	Home Depot, Inc. (The)	15,458,440

	Total Specialty Retail	30,866,924

	Thrifts & Mortgage Finance (1.5%)
644,200	New York Community Bancorp, Inc.	8,574,302

	Wireless Telecommunication Services (0.9%)
1,921,300	Sprint Nextel Corp. (1)	4,937,741

	Total Common Stock (Cost: $570,600,119) (98.2%)	557,998,228

See accompanying notes to financial statements.

TCW Dividend Focused Fund

October 31, 2011

Principal Amount	Short-Term Investments	Value

	Repurchase Agreement (cost: $9,887,550) (1.7%)
$9,887,550	State Street Bank & Trust Company, 0.01%, due 11/01/11 (collateralized by $10,090,000, U.S. Treasury Bill, 0.01%, due 12/29/11, valued at $10,089,839) (Total Amount to be Received Upon Repurchase $9,887,553)	$9,887,550

	Total Investments (Cost: $580,487,669) (99.9%)	567,885,778
	Excess of Other Assets over Liabilities (0.1%)	633,878

	Net Assets (100.0%)	$568,519,656

Notes to the Schedule of Investments:

SP ADR - Sponsored	American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks that are issued with the cooperation of the company whose stock underlies the ADR and entitles the shareholder to all dividends, capital gains and voting rights.
(1)	Non-income producing security.

See accompanying notes to financial statements.

TCW Dividend Focused Fund

Investments by Industry

Industry	Percentage of Net Assets
Aerospace & Defense	4.6%
Capital Markets	4.6
Chemicals	2.4
Commercial Services & Supplies	0.5
Communications Equipment	3.3
Computers & Peripherals	3.0
Consumer Finance	1.6
Containers & Packaging	1.8
Diversified Financial Services	2.9
Diversified Telecommunication Services	5.1
Electric Utilities	1.9
Electronic Equipment, Instruments & Components	2.9
Energy Equipment & Services	6.5
Food Products	4.1
Health Care Equipment & Supplies	0.8
Health Care Providers & Services	0.7
Household Durables	1.5
Household Products	2.4
Industrial Conglomerates	4.5
Insurance	4.3
Life Sciences Tools & Services	1.3
Media	4.7
Metals & Mining	2.4
Oil, Gas & Consumable Fuels	8.2
Paper & Forest Products	0.9
Pharmaceuticals	5.5
REIT	1.7
Semiconductors & Semiconductor Equipment	4.0
Software	2.3
Specialty Retail	5.4
Thrifts & Mortgage Finance	1.5
Wireless Telecommunication Services	0.9
Short-Term Investments	1.7

Total	99.9%

See accompanying notes to financial statements.

TCW Emerging Markets Equities Fund

Schedule of Investments	October 31, 2011

Number of Shares	Equity Securities	Value

	Common Stock
	Argentina (3.9% of Net Assets)
4,720	Arcos Dorados Holdings, Inc.	$110,448
9,074	Banco Macro S.A. (ADR)	181,934
1,670	MercadoLibre, Inc.	108,884
14,593	Tenaris S.A. (ADR)	464,203

	Total Argentina (Cost: $948,549)	865,469

	Brazil (9.5%)
25,561	Banco Bradesco S.A. (ADR)	465,210
6,730	Banco do Brasil S.A.	101,527
12,590	Banco Santander Brasil S.A. (1)	113,298
39,430	Brasil Brokers Participacoes S.A.	159,387
11,756	Fleury S.A.	148,247
23,000	Magazine Luiza S.A. (2)	176,836
24,500	Marfrig Alimentos S.A.	106,314
52,653	PDG Realty S.A. Empreendimentos e Participacoes	232,160
24,567	Petroleo Brasileiro S.A. (SP ADR)	621,299

	Total Brazil (Cost: $2,469,878)	2,124,278

	Chile (1.5%)
13,890	Antofagasta PLC (3)	258,521
1,050	Royal Gold, Inc.	75,159

	Total Chile (Cost: $376,033)	333,680

	China (27.6%)
3,400	51job, Inc. (2)	157,012
16,284	7 Days Group Holdings, Ltd. (ADR) (2)	268,849
115,973	Agricultural Bank of China, Ltd. — Class H (3)	51,904
86,083	Anhui Conch Cement Co., Ltd. — Class H (3)	309,770
5,588	Baidu.com, Inc. (SP ADR) (2)	783,326
193,000	China Coal Energy Co., Ltd. — Class H (3)	240,387
212,935	China Construction Bank Corp. — Class H (3)	156,451
79,150	China Life Insurance Co., Ltd. — Class H (3)	203,648
224,714	China National Building Material Co., Ltd. — Class H (3)	287,837
40,915	China Overseas Land & Investment, Ltd. (3)	75,915
3,386	CNOOC, Ltd. (ADR)	638,633
86,846	Dongfang Electric Corp., Ltd. (3)	267,998
592,213	Evergrande Real Estate Group, Ltd. (3)	256,113
7,000	Hengan International Group Co., Ltd. (3)	60,589
305,177	Industrial and Commercial Bank of China, Ltd. — Class H (3)	190,186
150,306	MGM China Holdings, Ltd. (2)	236,038
4,444	PetroChina Co., Ltd. (ADR)	575,987
60,000	Sands China, Ltd. (2)(3)	180,311
112,714	Shanghai Electric Group Co., Ltd. (3)	49,738
3,723	SINA Corp. (2)	302,643

See accompanying notes to financial statements.

TCW Emerging Markets Equities Fund

Schedule of Investments (Continued)

Number of Shares	Equity Securities	Value

	China (Continued)
17,923	Tencent Holdings, Ltd. (3)	$412,478
151,036	Yanzhou Coal Mining Co., Ltd. — Class H (3)	373,858
5,087	Youku.com, Inc. (SP ADR) (2)	108,048

	Total China (Cost: $6,821,619)	6,187,719

	Congo (Cost: $116,388) (0.5%)
29,089	Banro Corp. (2)	123,740

	Hungary (Cost: $119,932) (0.5%)
6,600	OTP Bank PLC (3)	103,489

	India (5.6%)
5,702	Cognizant Technology Solutions Corp. (2)	414,820
7,210	HDFC Bank, Ltd. (ADR)	228,269
11,510	ICICI Bank, Ltd. (SP ADR)	427,712
2,851	Reliance Industries Ltd. (144A) (GDR) (3)(4)	103,075
2,170	State Bank of India (3)	84,408

	Total India (Cost: $1,297,411)	1,258,284

	Indonesia (Cost: $161,257) (0.8%)
63,813	United Tractors Tbk PT (3)	175,521

	Kazakhstan (2.0%)
23,860	Eurasian Natural Resources Corp. PLC (3)	251,322
3,350	Kazakhmys PLC (3)	49,525
45,864	Kazkommertsbank (Reg. S) (GDR) (2)	144,701

	Total Kazakhstan (Cost: $597,489)	445,548

	Mexico (2.7%)
3,950	America Movil, S.A.B. de C.V., Series L (ADR)	100,409
44,500	Cemex S.A.B. de C.V. (SP ADR) (2)	194,465
1,800	Fomento Economico Mexicano S.A.B. de C.V. (SP ADR)	120,690
60,875	Grupo Mexico S.A.B. de C.V., Series B	168,735
223,990	Sare Holding S.A.B. de C.V. Class B (2)	21,513

	Total Mexico (Cost: $634,717)	605,812

	Mongolia (Cost: $272,140) (0.9%)
214,849	Mongolian Mining Corp. (2)(3)	191,431

	Mozambique (Cost: $223,802) (1.0%)
352,195	Kenmare Resources PLC (2)(3)	228,872

	Philippines (Cost: $52,142) (0.3%)
1,054	Philippine Long Distance Telephone Co. (SP ADR)	58,539

	Russia (10.9%)
18,937	Eurasia Drilling Co., Ltd. (Reg. S) (GDR)	446,913
36,333	Gazprom OAO (SP ADR) (2)(3)	421,185

See accompanying notes to financial statements.

TCW Emerging Markets Equities Fund

October 31, 2011

Number of Shares	Equity Securities	Value

	Russia (Continued)
6,191	LSR Group (3)	$123,610
6,727	LSR Group OJSC (Reg. S) (GDR)	32,222
11,248	M Video OJSC (3)	82,353
9,060	Magnit OJSC (Reg. S) (GDR)	231,483
3,430	NovaTek OAO (GDR)	481,572
15,716	Sberbank of Russia (SP ADR) (2)	168,947
21,639	VTB Bank OJSC (Reg. S) (GDR)	104,127
12,448	Yandex N.V. (2)	342,569

	Total Russia (Cost: $2,647,848)	2,434,981

	Sierra Leone (Cost: $304,647) (1.1%)
36,424	African Minerals, Ltd. (2)(3)	257,654

	South Africa (1.4%)
114,666	Coal of Africa, Ltd. (2)(3)	100,936
4,730	Naspers, Ltd. — N Shares (3)	224,391

	Total South Africa (Cost: $372,342)	325,327

	South Korea (9.5%)
272	E-Mart Co., Ltd. (2)	71,056
4,580	Hynix Semiconductor, Inc. (2)(3)	92,687
374	Hyundai Glovis Co., Ltd. (2)(3)	70,053
345	Hyundai Heavy Industries Co., Ltd. (3)	92,171
264	Hyundai Mobis (2)(3)	75,555
2,200	KB Financial Group, Inc. (ADR)	85,910
4,301	Kia Motors Corp. (3)	275,745
1,261	LG Chem, Ltd. (3)	406,907
1,435	Samsung C&T Corp. (3)	88,725
877	Samsung Electronics Co., Ltd. (3)	754,975
275	Samsung Engineering Co., Ltd. (3)	56,169
1,449	Shinhan Financial Group Co., Ltd. (3)	57,724

	Total South Korea (Cost: $1,964,603)	2,127,677

	Taiwan (3.9%)
93,926	Hon Hai Precision Industry Co., Ltd. (Foxconn) (2)(3)	257,486
12,036	HTC Corp. (3)	270,492
144,000	Taiwan Semiconductor Manufacturing Co., Ltd. (3)	350,910

	Total Taiwan (Cost: $1,010,893)	878,888

	Thailand (5.3%)
51,975	Bangkok Bank Public Co., Ltd. (3)	263,392
4,300	Banpu Public Co., Ltd. (3)	88,595
14,163	Banpu Public Co., Ltd. (NVDR) (3)	286,505
49,501	Kasikornbank Public Co., Ltd. (NVDR) (3)	197,353
70,022	PTT Exploration & Production Public Co., Ltd. (3)	363,651

	Total Thailand (Cost: $1,110,206)	1,199,496

See accompanying notes to financial statements.

TCW Emerging Markets Equities Fund

Schedule of Investments (Continued)

Number of Shares	Equity Securities	Value

	Yemen (Cost: $652,926) (1.3%)
213,270	Calvalley Petroleum, Inc. (2)	$299,552

	Total Common Stock (Cost: $22,154,822) (90.2%)	20,225,957

	Preferred Stock
	Brazil (7.7%)
33,874	Itau Unibanco Holding S.A., 3.37% (ADR)	647,671
19,000	Itausa-Investimentos Itau S.A. 3.65%	118,968
44,050	Lojas Americanas S.A., 0.68%	387,427
23,721	Vale S.A., 7.37% (ADR)	559,816

	Total Brazil (Cost: $1,958,778)	1,713,882

	Russia (Cost: $93,126) (0.4%)
44,000	Sberbank of Russia, 1.63% (3)	91,674

	South Korea (Cost: $187,552) (1.1%)
3,886	Hyundai Motor Co., 2.59% (3)	245,238

	Total Preferred Stock (Cost: $2,239,456) (9.2%)	2,050,794

	Total Equity Securities (Cost: $24,394,278) (99.4%)	22,276,751

Principal Amount	Short-Term Investments
	Repurchase Agreement (Cost: $96,987) (0.4%)
$96,987	State Street Bank & Trust Company, 0.01%, due 11/01/11 (collateralized by $100,000, U.S. Treasury Bill, 0.01%, due 12/29/11, valued at $99,998) (Total Amount to be Received Upon Repurchase $96,987)	96,987

	Total Investments (Cost: $24,491,265) (99.8%)	22,373,738
	Excess of Other Assets over Liabilities (0.2%)	38,588

	Total Net Assets (100.0%)	$22,412,326

ADR -	American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.
GDR -	Global Depositary Receipt. A negotiable certificate held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country.
NVDR -	Non-Voting Depositary Receipt.
Reg. S -	Investments issued under Regulation S of the Securities Act of 1933, may not be offered, sold, or delivered within the United States except under special exemptions.
SP ADR - Sponsored	American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks that are issued with the cooperation of the company whose stock underlies the ADR and entitles the shareholder to all dividends, capital gains and voting rights.
(1)	Position is in units. Each unit represents 55 Common Shares and 50 Preference Shares.
(2)	Non-income producing security.
(3)	Fair valued security using procedures established by and under the general supervision of the Company’s Board of Directors (Note 2).
(4)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2011, the value of these securities amounted to $103,075 or 0.5% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Fund’s Board of Directors.

See accompanying notes to financial statements.

TCW Emerging Markets Equities Fund

Investments by Industry	October 31, 2011

Industry	Percentage of Net Assets
Air Freight & Logistics	0.3%
Auto Components	0.3
Automobiles	2.3
Beverages	0.5
Chemicals	1.8
Commercial Banks	17.8
Communications Equipment	1.2
Construction & Engineering	0.3
Construction Materials	3.7
Electrical Equipment	1.4
Electronic Equipment, Instruments & Components	1.1
Energy Equipment & Services	4.1
Food & Staples Retailing	1.3
Food Products	0.5
Health Care Providers & Services	0.7
Hotels, Restaurants & Leisure	3.6
Household Durables	1.1
Insurance	0.9
Internet Software & Services	9.2
IT Services	1.8
Machinery	1.2
Media	1.0
Metals & Mining	10.1
Multiline Retail	2.5
Oil, Gas & Consumable Fuels	20.1
Personal Products	0.3
Professional Services	0.7
Real Estate Management & Development	2.7
Semiconductors & Semiconductor Equipment	5.4
Specialty Retail	0.4
Trading Companies & Distributors	0.4
Wireless Telecommunication Services	0.7
Short-Term Investments	0.4

Total	99.8%

See accompanying notes to financial statements.

TCW Growth Fund

Schedule of Investments

Number of Shares	Common Stock	Value

	Aerospace & Defense (3.5% of Net Assets)
5,995	Honeywell International, Inc.	$314,138
2,035	Precision Castparts Corp.	332,010
17,505	Spirit AeroSystems Holdings, Inc. (1)	298,811

	Total Aerospace & Defense	944,959

	Air Freight & Logistics (3.2%)
8,415	C.H. Robinson Worldwide, Inc.	584,253
5,900	Expeditors International of Washington, Inc.	269,040

	Total Air Freight & Logistics	853,293

	Auto Components (1.2%)
4,140	BorgWarner, Inc. (1)	316,669

	Biotechnology (3.8%)
2,021	Ardea Biosciences, Inc. (1)	40,238
8,572	Chelsea Therapeutics International, Ltd. (1)	38,831
33,622	Dendreon Corp. (1)	367,825
31,595	Human Genome Sciences, Inc. (1)	324,165
2,754	Ironwood Pharmaceuticals, Inc. (1)	37,454
660	Pharmasset, Inc. (1)	46,464
2,080	Targacept, Inc. (1)	36,608
2,940	Vertex Pharmaceuticals, Inc. (1)	116,395

	Total Biotechnology	1,007,980

	Capital Markets (2.5%)
15,160	Charles Schwab Corp. (The)	186,165
2,123	Stifel Financial Corp. (1)	67,660
7,890	T. Rowe Price Group, Inc.	416,907

	Total Capital Markets	670,732

	Chemicals (2.8%)
539	CF Industries Holdings, Inc.	87,464
6,450	Praxair, Inc.	655,771

	Total Chemicals	743,235

	Commercial Banks (0.7%)
3,950	SVB Financial Group (1)	181,463

	Commercial Services & Supplies (0.9%)
2,462	Clean Harbors, Inc. (1)	143,461
6,366	Higher One Holdings, Inc. (1)	112,296

	Total Commercial Services & Supplies	255,757

	Communications Equipment (5.0%)
8,520	Aruba Networks, Inc. (1)	201,839
1,955	F5 Networks, Inc. (1)	203,222

See accompanying notes to financial statements.

TCW Growth Fund

October 31, 2011

Number of Shares	Common Stock	Value

	Communications Equipment (Continued)
18,065	Qualcomm, Inc.	$932,154

	Total Communications Equipment	1,337,215

	Computers & Peripherals (5.4%)
3,042	Apple, Inc. (1)	1,231,341
6,727	Fusion-io, Inc. (1)	208,671

	Total Computers & Peripherals	1,440,012

	Consumer Finance (1.3%)
10,690	Green Dot Corp. (1)	349,242

	Electrical Equipment (1.0%)
760	Polypore International, Inc. (1)	39,862
3,200	Rockwell Automation, Inc.	216,480

	Total Electrical Equipment	256,342

	Electronic Equipment, Instruments & Components (0.5%)
1,425	Cognex Corp.	48,293
1,929	Universal Display Corp. (1)	90,335

	Total Electronic Equipment, Instruments & Components	138,628

	Energy Equipment & Services (6.5%)
755	CARBO Ceramics, Inc.	102,567
1,244	Core Laboratories N.V. (Netherlands)	134,676
13,182	FMC Technologies, Inc. (1)	590,817
2,491	Lufkin Industries, Inc.	147,193
9,575	Oceaneering International, Inc. (1)	400,522
4,945	Schlumberger, Ltd.	363,309

	Total Energy Equipment & Services	1,739,084

	Food & Staples Retailing (4.2%)
2,850	Costco Wholesale Corp.	237,263
10,110	CVS Caremark Corp.	366,993
16,275	Kroger Co. (The)	377,254
3,741	United Natural Foods, Inc. (1)	136,584

	Total Food & Staples Retailing	1,118,094

	Food Products (1.6%)
1,465	Green Mountain Coffee Roasters, Inc. (1)	95,254
4,495	Mead Johnson Nutrition Co.	322,966

	Total Food Products	418,220

	Health Care Equipment & Supplies (3.3%)
7,980	DexCom, Inc. (1)	78,124
9,289	Endologix, Inc. (1)	101,157
482	HeartWare International, Inc. (1)	32,743

See accompanying notes to financial statements.

TCW Growth Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value

	Health Care Equipment & Supplies (Continued)
565	Intuitive Surgical, Inc. (1)	$245,131
5,185	Varian Medical Systems, Inc. (1)	304,463
4,668	Volcano Corp. (1)	116,373

	Total Health Care Equipment & Supplies	877,991

	Health Care Technology (1.6%)
6,715	Cerner Corp. (1)	425,932

	Hotels, Restaurants & Leisure (4.0%)
6,748	7 Days Group Holdings, Ltd. (ADR) (China) (1)	111,409
11,630	Arcos Dorados Holdings, Inc.	272,142
3,884	Ctrip.com International, Ltd. (ADR) (China) (1)	135,396
590	Peet’s Coffee & Tea, Inc. (1)	37,595
8,500	Starbucks Corp.	359,890
3,006	Starwood Hotels & Resorts Worldwide, Inc.	150,631

	Total Hotels, Restaurants & Leisure	1,067,063

	Household Durables (0.8%)
5,014	Harman International Industries, Inc. (1)	216,404

	Household Products (1.1%)
3,835	Energizer Holdings, Inc. (1)	282,985

	Insurance (1.3%)
4,745	ACE, Ltd.	342,352

	Internet & Catalog Retail (2.7%)
1,545	Amazon.com, Inc. (1)	329,873
3,180	Makemytrip, Ltd. (1)	95,432
610	Priceline.com, Inc. (1)	309,709

	Total Internet & Catalog Retail	735,014

	Internet Software & Services (6.1%)
1,875	Baidu.com, Inc. (SP ADR) (China) (1)	262,838
1,385	Google, Inc. (1)	820,806
425	LinkedIn Corp. (1)	38,208
5,310	SINA Corp. (1)	431,650
4,009	Youku.com, Inc. (SP ADR) (China) (1)	85,151

	Total Internet Software & Services	1,638,653

	IT Services (2.2%)
4,600	Cognizant Technology Solutions Corp. (1)	334,650
2,750	Visa, Inc.	256,465

	Total IT Services	591,115

	Life Sciences Tools & Services (2.1%)
1,810	Fluidigm Corp. (1)	25,268

See accompanying notes to financial statements.

TCW Growth Fund

October 31, 2011

Number of Shares	Common Stock	Value

	Life Sciences Tools & Services (Continued)
13,535	Life Technologies Corp. (1)	$550,468

	Total Life Sciences Tools & Services	575,736

	Machinery (1.5%)
1,989	Chart Industries, Inc. (1)	112,398
2,865	Cummins, Inc.	284,867

	Total Machinery	397,265

	Metals & Mining (1.3%)
3,980	Allegheny Technologies, Inc.	184,672
4,995	Silver Wheaton Corp.	172,827

	Total Metals & Mining	357,499

	Oil, Gas & Consumable Fuels (3.7%)
4,725	Carrizo Oil & Gas, Inc. (1)	128,520
20,610	Denbury Resources, Inc. (1)	323,577
3,857	Houston American Energy Corp.	60,401
4,435	Occidental Petroleum Corp.	412,189
1,510	Whiting Petroleum Corp. (1)	70,290

	Total Oil, Gas & Consumable Fuels	994,977

	Pharmaceuticals (3.8%)
8,931	Allergan, Inc.	751,276
5,609	Auxilium Pharmaceuticals, Inc. (1)	87,276
2,350	Impax Laboratories, Inc. (1)	44,439
7,106	Mylan, Inc. (1)	139,064

	Total Pharmaceuticals	1,022,055

	Road & Rail (2.6%)
6,930	J.B. Hunt Transport Services, Inc.	293,208
1,560	Kansas City Southern (1)	98,545
3,155	Union Pacific Corp.	314,144

	Total Road & Rail	705,897

	Semiconductors & Semiconductor Equipment (4.4%)
13,700	ARM Holdings PLC (SP ADR) (United Kingdom)	384,833
10,245	Avago Technologies, Ltd. (1)	345,973
9,145	Cavium, Inc. (1)	298,950
4,017	Power Integrations, Inc.	143,126

	Total Semiconductors & Semiconductor Equipment	1,172,882

	Software (5.3%)
3,411	ANSYS, Inc. (1)	185,422
5,016	QLIK Technologies, Inc. (1)	143,307
5,147	Salesforce.com, Inc. (1)	685,426

See accompanying notes to financial statements.

TCW Growth Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value

	Software (Continued)
2,640	SuccessFactors, Inc. (1)	$70,488
1,999	Ultimate Software Group, Inc. (The) (1)	120,300
2,110	VMware, Inc. (1)	206,252

	Total Software	1,411,195

	Specialty Retail (1.8%)
4,815	CarMax, Inc. (1)	144,739
8,350	Guess?, Inc.	275,467
3,078	Teavana Holdings, Inc. (1)	70,363

	Total Specialty Retail	490,569

	Textiles, Apparel & Luxury Goods (1.1%)
735	Deckers Outdoor Corp. (1)	84,701
1,195	Fossil, Inc. (1)	123,874
3,570	Gildan Activewear, Inc. (1)	92,035

	Total Textiles, Apparel & Luxury Goods	300,610

	Tobacco (1.3%)
4,830	Philip Morris International, Inc.	337,472

	Wireless Telecommunication Services (1.8%)
8,910	American Tower Corp. (1)	490,941

	Total Common Stock (Cost: $26,569,005) (97.9%)	26,205,532

Principal Amount	Short-Term Investments
	Repurchase Agreement (Cost: $583,182) (2.2%)
$583,182	State Street Bank & Trust Company, 0.01%, due 11/01/11 (collateralized by $595,000, U.S. Treasury Bill, 0.01%, due 12/29/11, valued at $594,990) (Total Amount to be Received Upon Repurchase $583,182)	583,182

	Total Investments (Cost: $27,152,187) (100.1%)	26,788,714
	Liabilities in Excess of Other Assets (-0.1%)	(22,014)

	Net Assets (100.0%)	$26,766,700

Notes to the Schedule of Investments:

ADR -	American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.
SP ADR - Sponsored	American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks that are issued with the cooperation of the company whose stock underlies the ADR and entitles the shareholder to all dividends, capital gains and voting rights.
(1)	Non-income producing security.

See accompanying notes to financial statements.

TCW Growth Fund

Investments by Industry	October 31, 2011

Industry	Percentage of Net Assets
Aerospace & Defense	3.5%
Air Freight & Logistics	3.2
Auto Components	1.2
Biotechnology	3.8
Capital Markets	2.5
Chemicals	2.8
Commercial Banks	0.7
Commercial Services & Supplies	0.9
Communications Equipment	5.0
Computers & Peripherals	5.4
Consumer Finance	1.3
Electrical Equipment	1.0
Electronic Equipment, Instruments & Components	0.5
Energy Equipment & Services	6.5
Food & Staples Retailing	4.2
Food Products	1.6
Health Care Equipment & Supplies	3.3
Health Care Technology	1.6
Hotels, Restaurants & Leisure	4.0
Household Durables	0.8
Household Products	1.1
Insurance	1.3
Internet & Catalog Retail	2.7
Internet Software & Services	6.1
IT Services	2.2
Life Sciences Tools & Services	2.1
Machinery	1.5
Metals & Mining	1.3
Oil, Gas & Consumable Fuels	3.7
Pharmaceuticals	3.8
Road & Rail	2.6
Semiconductors & Semiconductor Equipment	4.4
Software	5.3
Specialty Retail	1.8
Textiles, Apparel & Luxury Goods	1.1
Tobacco	1.3
Wireless Telecommunication Services	1.8
Short-Term Investments	2.2

Total	100.1%

See accompanying notes to financial statements.

TCW Growth Equities Fund

Schedule of Investments

Number of Shares	Common Stock	Value

	Aerospace & Defense (1.4% of Net Assets)
42,915	Aerovironment, Inc. (1)	$1,417,482

	Air Freight & Logistics (4.2%)
29,200	C.H. Robinson Worldwide, Inc.	2,027,356
47,900	Expeditors International of Washington, Inc.	2,184,240

	Total Air Freight & Logistics	4,211,596

	Auto Components (2.3%)
29,800	BorgWarner, Inc. (1)	2,279,402

	Biotechnology (4.6%)
131,500	Dendreon Corp. (1)	1,438,610
45,900	Ironwood Pharmaceuticals, Inc. (1)	624,240
10,400	Pharmasset, Inc. (1)	732,160
45,800	Vertex Pharmaceuticals, Inc. (1)	1,813,222

	Total Biotechnology	4,608,232

	Capital Markets (2.1%)
39,600	T. Rowe Price Group, Inc.	2,092,464

	Chemicals (1.8%)
11,221	CF Industries Holdings, Inc.	1,820,832

	Communications Equipment (4.4%)
9,600	Acme Packet, Inc. (1)	347,616
76,400	Aruba Networks, Inc. (1)	1,809,916
21,600	F5 Networks, Inc. (1)	2,245,320

	Total Communications Equipment	4,402,852

	Consumer Finance (1.8%)
56,400	Green Dot Corp. (1)	1,842,588

	Electrical Equipment (2.1%)
31,700	Rockwell Automation, Inc.	2,144,505

	Electronic Equipment, Instruments & Components (0.5%)
9,900	Universal Display Corp. (1)	463,617

	Energy Equipment & Services (12.8%)
14,800	CARBO Ceramics, Inc.	2,010,580
32,900	Core Laboratories N.V. (Netherlands)	3,561,754
55,500	FMC Technologies, Inc. (1)	2,487,510
38,846	Lufkin Industries, Inc.	2,295,410
60,700	Oceaneering International, Inc. (1)	2,539,081

	Total Energy Equipment & Services	12,894,335

	Food Products (3.2%)
49,100	Green Mountain Coffee Roasters, Inc. (1)	3,192,482

See accompanying notes to financial statements.

TCW Growth Equities Fund

October 31, 2011

Number of Shares	Common Stock	Value

	Health Care Equipment & Supplies (4.5%)
6,900	Intuitive Surgical, Inc. (1)	$2,993,634
61,300	Volcano Corp. (1)	1,528,209

	Total Health Care Equipment & Supplies	4,521,843

	Health Care Technology (2.0%)
37,271	athenahealth, Inc. (1)	1,972,009

	Hotels, Restaurants & Leisure (3.8%)
76,800	Arcos Dorados Holdings, Inc.	1,797,120
57,914	Ctrip.com International, Ltd. (ADR) (China) (1)	2,018,882

	Total Hotels, Restaurants & Leisure	3,816,002

	Household Durables (0.7%)
15,946	Harman International Industries, Inc. (1)	688,229

	Insurance (2.8%)
39,500	ACE, Ltd. (1)	2,849,925

	Internet & Catalog Retail (0.9%)
35,700	Expedia, Inc.	937,482

	Internet Software & Services (4.8%)
16,600	Baidu.com, Inc. (SP ADR) (China) (1)	2,326,988
10,400	SINA Corp. (1)	845,416
76,140	Youku.com, Inc. (SP ADR) (China) (1)	1,617,214

	Total Internet Software & Services	4,789,618

	Metals & Mining (1.7%)
37,642	Allegheny Technologies, Inc.	1,746,589

	Oil, Gas & Consumable Fuels (1.4%)
37,400	Brigham Exploration Co. (1)	1,361,921

	Pharmaceuticals (2.1%)
107,200	Mylan, Inc. (1)	2,097,904

	Professional Services (4.7%)
28,700	IHS, Inc. (1)	2,410,513
89,400	Robert Half International, Inc.	2,362,842

	Total Professional Services	4,773,355

	Semiconductors & Semiconductor Equipment (4.9%)
100,821	ARM Holdings PLC (SP ADR) (United Kingdom)	2,832,062
65,589	Cavium, Inc. (1)	2,144,104

	Total Semiconductors & Semiconductor Equipment	4,976,166

	Software (10.2%)
87,538	QLIK Technologies, Inc. (1)	2,500,961

See accompanying notes to financial statements.

TCW Growth Equities Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value

	Software (Continued)
25,650	Salesforce.com, Inc. (1)	$3,415,810
81,400	SuccessFactors, Inc. (1)	2,173,380
22,296	VMware, Inc. (1)	2,179,434

	Total Software	10,269,585

	Specialty Retail (5.6%)
76,300	CarMax, Inc. (1)	2,293,578
45,800	Dick’s Sporting Goods, Inc. (1)	1,790,322
58,362	Rue21, Inc. (1)	1,554,764

	Total Specialty Retail	5,638,664

	Textiles, Apparel & Luxury Goods (4.4%)
24,300	Fossil, Inc. (1)	2,518,938
73,900	Gildan Activewear, Inc. (1)	1,905,142

	Total Textiles, Apparel & Luxury Goods	4,424,080

	Total Common Stock (Cost: $83,599,445) (95.7%)	96,233,759

Principal Amount	Short-Term Investments
	Repurchase Agreement (Cost: $3,130,298) (3.1%)
$3,130,298	State Street Bank & Trust Company, 0.01%, due 11/01/11 (collateralized by $3,195,000 U.S. Treasury Bill, 0.01%, due 12/29/11, valued at $3,194,949) (Total Amount to be Received Upon Repurchase $3,130,299)	3,130,298

	Total Investments (Cost: $86,729,743) (98.8%)	99,364,057
	Excess of Other Assets over Liabilities (1.2%)	1,220,253

	Net Assets (100.0%)	$100,584,310

Notes to the Schedule of Investments:

ADR -	American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.
SP ADR -	Sponsored American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks that are issued with the cooperation of the company whose stock underlies the ADR and entitles the shareholder to all dividends, capital gains and voting rights.
(1)	Non-income producing security.

See accompanying notes to financial statements.

TCW Growth Equities Fund

Investments by Industry	October 31, 2011

Industry	Percentage of Net Assets
Aerospace & Defense	1.4%
Air Freight & Logistics	4.2
Auto Components	2.3
Biotechnology	4.6
Capital Markets	2.1
Chemicals	1.8
Communications Equipment	4.4
Consumer Finance	1.8
Electrical Equipment	2.1
Electronic Equipment, Instruments & Components	0.5
Energy Equipment & Services	12.8
Food Products	3.2
Health Care Equipment & Supplies	4.5
Health Care Technology	2.0
Hotels, Restaurants & Leisure	3.8
Household Durables	0.7
Insurance	2.8
Internet & Catalog Retail	0.9
Internet Software & Services	4.8
Metals & Mining	1.7
Oil, Gas & Consumable Fuels	1.4
Pharmaceuticals	2.1
Professional Services	4.7
Semiconductors & Semiconductor Equipment	4.9
Software	10.2
Specialty Retail	5.6
Textiles, Apparel & Luxury Goods	4.4
Short-Term Investments	3.1

Total	98.8%

See accompanying notes to financial statements.

TCW International Small Cap Fund

Schedule of Investments

Number of Shares	Equity Securities	Value

	Common Stock
	Argentina (Cost: $332,145) (1.6% of Net Assets)
6,000	MercadoLibre, Inc.	$391,200

	Australia (5.3%)
170,000	Linc Energy, Ltd. (1)(2)	364,942
60,000	Medusa Mining, Ltd. (2)	421,775
150,000	PanAust, Ltd. (1)(2)	506,866

	Total Australia (Cost: $1,335,321)	1,293,583

	Brazil (7.7%)
125,000	Brasil Brokers Participacoes S.A.	505,286
45,000	Brasil Insurance Participco	432,478
30,000	CETIP S.A. — Balcao Organizado de Ativos e Derivativos	414,131
40,000	Fleury S.A.	504,412

	Total Brazil (Cost: $2,063,839)	1,856,307

	Canada (35.8%)
30,000	Alaris Royalty Corp.	499,925
200,000	Banro Corp. (1)	850,765
400,000	Calvalley Petroleum, Inc. (1)	561,826
150,000	Capstone Mining Corp. (1)	508,653
600,000	CGX Energy, Inc (1)	589,917
80,000	Colossus Minerals, Inc. (1)	569,852
50,000	Continental Gold, Ltd. (1)	409,330
300,000	Ethiopian Potash Corp. (1)	150,489
10,000	Franco-Nevada Corp.	397,600
3,500,000	Ivernia, Inc. (1)	298,470
200,000	Loncor Resources, Inc. (1)	351,141
90,000	Lundin Mining Corp. (1)	353,048
200,000	Mawson Resources, Ltd. (1)(3)	371,207
50,000	Mawson Resources, Ltd. (1)(4)	92,802
15,000	Methanex Corp. (4)	386,757
5,000	Methanex Corp. (3)	129,200
400,000	Sandstorm Gold, Ltd. (1)	509,656
1,250,000	Sandstorm Metals & Energy, Ltd. (1)	558,064
50,000	SEMAFO, Inc. (1)	383,747
700,000	Shamaran Petroleum Corp. (1)	273,890
26,650	SouthGobi Resources, Ltd. (1)(5)	211,521
23,300	SouthGobi Resources, Ltd. (1)(4)	194,488

	Total Canada (Cost: $9,992,995)	8,652,348

	China (9.7%)
9,000	51job, Inc. (ADR) (1)	415,620
100,000	China Real Estate Information Corp. (ADR) (1)	595,000
3,000,000	Credit China Holdings, Ltd. (2)	290,659

See accompanying notes to financial statements.

TCW International Small Cap Fund

October 31, 2011

Number of Shares	Equity Securities	Value

	China (Continued)
150,000	Luk Fook Holdings International, Ltd. (2)	$644,054
1,750,000	Sunac China Holdings, Ltd. (1)(2)	394,321

	Total China (Cost: $2,829,704)	2,339,654

	India (9.8%)
125,000	Allahabad Bank (2)	381,655
225,000	Dena Bank (2)	369,502
60,000	Indraprastha Gas, Ltd. (2)	513,566
70,000	Oberoi Realty, Ltd. (2)	334,942
60,000	Oriental Bank of Commerce (2)	356,331
175,000	Zee Entertainment Enterprises, Ltd. (2)	429,910

	Total India (Cost: $2,435,238)	2,385,906

	Iraq (Cost: $725,197) (2.6%)
300,000	Gulf Keystone Petroleum, Ltd. (1)(2)	629,540

	Italy (Cost: $501,311) (1.8%)
30,000	Yoox SpA (1)(2)	429,583

	Japan (13.3%)
30,000	Acom Co., Ltd. (1)(2)	526,685
150	CyberAgent, Inc. (2)	505,547
60	Dr Ci:Labo Co., Ltd. (2)	322,822
4,000	Fidec Corp. (1)(2)	429,329
10,000	Kakaku.com, Inc. (2)	395,950
3,000	Kenedix, Inc. (1)(2)	444,748
60	M3, Inc. (2)	271,345
15,000	START TODAY Co., Ltd. (2)	317,313

	Total Japan (Cost: $3,101,105)	3,213,739

	Mongolia (3.6%)
50,000	Blue Wolf Mongolia Holdings Corp. (1)	507,500
400,000	Mongolian Mining Corp. (1)(2)	356,400

	Total Mongolia (Cost: $999,168)	863,900

	Norway (4.5%)
125,000	Opera Software ASA (2)	562,514
20,000	Schibsted ASA (2)	520,200

	Total Norway (Cost: $1,151,596)	1,082,714

	Russia (Cost: $556,260) (2.1%)
125,000	Vostok Nafta Investment, Ltd. (SDR) (1)(2)	506,567

	Sierra Leone (Cost: $819,796) (2.9%)
100,000	African Minerals, Ltd. (1)(2)	707,373

See accompanying notes to financial statements.

TCW International Small Cap Fund

Schedule of Investments (Continued)

Number of Shares	Equity Securities	Value

	United Kingdom (Cost: $454,362) (2.0%)
60,000	PayPoint PLC	$486,711

	Total Common Stock (Cost: $27,298,037) (102.7%)	24,839,125

	Exchange-Traded Fund
	China (Cost: $450,971) (1.8%)
300,000	iShares Asia Trust — iShares FTSE A50 China Index ETF	444,084

	Total Equity Securities (Cost: $27,749,008) (104.5%)	25,283,209

Principal Amount	Short-Term Investments
	Repurchase Agreement (Cost: 259,169) (1.1%)
$259,169	State Street Bank & Trust Company, 0.01%, due 11/01/11 (collateralized by $265,000 U.S. Treasury Bill, 0.01%, due 12/29/11, valued at $264,996) (Total Amount to be Received Upon Repurchase $259,169)	259,169

	Total Investments (Cost: $28,008,177) (105.6%)	25,542,378
	Liabilities in Excess of Other Assets (– 5.6%)	(1,362,788)

	Total Net Assets (100.0%)	$24,179,590

Notes to the Schedule of Investments:

ADR - American	Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.
ETF - Exchange	Traded Fund.
SDR - Swedish	Depository Receipt
(1)	Non-income producing security.
(2)	Fair valued security using procedures established by and under the general supervision of the Company’s Board of Directors (Note 2).
(3)	Denominated in U.S. dollar.
(4)	Denominated in Canadian dollar.
(5)	Denominated in Hong Kong dollar.

See accompanying notes to financial statements.

TCW International Small Cap Fund

Investments by Industry	October 31, 2011

Industry	Percentage of Net Assets
Capital Markets	3.8%
Chemicals	2.1
Commercial Banks	4.6
Commercial Services & Supplies	2.0
Consumer Finance	3.4
Diversified Financial Services	3.9
Gas Utilities	2.1
Health Care Providers & Services	2.1
Health Care Technology	1.1
Insurance	1.8
Internet & Catalog Retail	3.1
Internet Software & Services	5.6
Media	6.0
Metals & Mining
Diversified Metals & Mining	13.4
Gold	16.1
Precious Metals & Minerals	2.9
Oil, Gas & Consumable Fuels	13.6
Personal Products	1.3
Professional Services	1.7
Real Estate Management & Development	9.4
Specialty Retail	2.7
Exchange-Traded Fund (ETF)	1.8
Short-Term Investments	1.1

Total	105.6%

See accompanying notes to financial statements.

TCW Relative Value Large Cap Fund

Schedule of Investments

Number of Shares	Common Stock	Value

	Aerospace & Defense (5.4% of Net Assets)
263,509	Honeywell International, Inc.	$13,807,872
534,000	Textron, Inc.	10,370,280

	Total Aerospace & Defense	24,178,152

	Auto Components (1.3%)
420,560	Dana Holding Corp. (1)	5,946,718

	Capital Markets (5.2%)
210,700	Ameriprise Financial, Inc.	9,835,476
200,900	Morgan Stanley	3,543,876
249,500	State Street Corp.	10,077,305

	Total Capital Markets	23,456,657

	Communications Equipment (3.2%)
325,000	Cisco Systems, Inc.	6,022,250
173,561	Motorola Solutions, Inc. (1)	8,141,747

	Total Communications Equipment	14,163,997

	Computers & Peripherals (2.4%)
676,200	Dell, Inc. (1)	10,690,722

	Consumer Finance (2.5%)
221,550	American Express Co.	11,214,861

	Diversified Financial Services (2.9%)
374,518	JPMorgan Chase & Co.	13,018,246

	Diversified Telecommunication Services (2.1%)
327,100	AT&T, Inc.	9,587,301

	Electric Utilities (2.5%)
282,650	American Electric Power Co., Inc.	11,102,492

	Electronic Equipment, Instruments & Components (3.0%)
376,175	TE Connectivity, Ltd.	13,373,021

	Energy Equipment & Services (7.2%)
169,500	Baker Hughes, Inc.	9,829,305
251,800	Ensco International PLC (SP ADR) (United Kingdom)	12,504,388
303,700	Nabors Industries, Ltd. (1)	5,566,821
290,200	Weatherford International, Ltd. (1)	4,498,100

	Total Energy Equipment & Services	32,398,614

	Food Products (3.1%)
393,800	Kraft Foods, Inc.	13,853,884

	Health Care Equipment & Supplies (1.6%)
458,080	Hologic, Inc. (1)	7,384,250

See accompanying notes to financial statements.

TCW Relative Value Large Cap Fund

October 31, 2011

Number of Shares	Common Stock	Value

	Health Care Providers & Services (1.1%)
1,077,750	Tenet Healthcare Corp. (1)	$5,097,757

	Household Durables (1.9%)
500,963	Lennar Corp.	8,285,928

	Household Products (4.2%)
107,800	Energizer Holdings, Inc. (1)	7,954,562
153,650	Kimberly-Clark Corp.	10,710,941

	Total Household Products	18,665,503

	Independent Power Producers & Energy Traders (1.2%)
479,900	AES Corporation (The) (1)	5,384,478

	Industrial Conglomerates (4.7%)
610,100	General Electric Co.	10,194,771
236,825	Tyco International, Ltd.	10,787,379

	Total Industrial Conglomerates	20,982,150

	Insurance (3.2%)
243,300	Travelers Cos., Inc. (The)	14,196,555

	Internet Software & Services (1.6%)
449,900	Yahoo!, Inc. (1)	7,036,436

	Life Sciences Tools & Services (0.6%)
54,700	Thermo Fisher Scientific, Inc. (1)	2,749,769

	Machinery (1.4%)
380,500	Terex Corp. (1)	6,331,520

	Media (5.5%)
241,900	CBS Corp. — Class B	6,243,439
525,900	Comcast Corp.	12,332,355
167,316	Time Warner, Inc.	5,854,387

	Total Media	24,430,181

	Metals & Mining (2.8%)
704,400	Alcoa, Inc.	7,579,344
71,200	Cliffs Natural Resources, Inc.	4,857,264

	Total Metals & Mining	12,436,608

	Oil, Gas & Consumable Fuels (8.7%)
69,800	Anadarko Petroleum Corp.	5,479,300
171,000	Chevron Corp.	17,963,550
134,800	Devon Energy Corp.	8,755,260
268,300	Valero Energy Corp.	6,600,180

	Total Oil, Gas & Consumable Fuels	38,798,290

See accompanying notes to financial statements.

TCW Relative Value Large Cap Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value

	Paper & Forest Products (1.3%)
202,300	MeadWestvaco Corp.	$5,646,193

	Pharmaceuticals (6.2%)
98,300	Johnson & Johnson	6,329,537
299,200	Mylan, Inc. (1)	5,855,344
815,900	Pfizer, Inc.	15,714,234

	Total Pharmaceuticals	27,899,115

	Semiconductors & Semiconductor Equipment (2.6%)
475,400	Intel Corp.	11,666,316

	Software (2.6%)
217,800	CA, Inc.	4,717,548
401,900	Symantec Corp. (1)	6,836,319

	Total Software	11,553,867

	Specialty Retail (4.4%)
383,820	Gap, Inc. (The)	7,254,198
341,100	Home Depot, Inc. (The)	12,211,380

	Total Specialty Retail	19,465,578

	Wireless Telecommunication Services (1.3%)
2,229,000	Sprint Nextel Corp. (1)	5,728,530

	Total Common Stock (Cost: $446,257,175) (97.7%)	436,723,689

Principal Amount	Short-Term Investments
	Repurchase Agreement (Cost: $9,341,728) (2.1%)
$9,341,728	State Street Bank & Trust Company, 0.01%, due 11/01/11 (collateralized by $9,530,000 U.S. Treasury Bill, 0.01%, due 12/29/11, valued at $9,529,848) (Total Amount to be Received Upon Repurchase $9,341,731)	9,341,728

	Total Investments (Cost: $455,598,903) (99.8%)	446,065,417
	Excess of Other Assets over Liabilities (0.2%)	1,004,546

	Net Assets (100.0%)	$447,069,963

Notes to the Schedule of Investments:

SP ADR - Sponsored	American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks that are issued with the cooperation of the company whose stock underlies the ADR and entitles the shareholder to all dividends, capital gains and voting rights.
(1)	Non-income producing security.

See accompanying notes to financial statements.

TCW Relative Value Large Cap Fund

Investments by Industry	October 31, 2011

Industry	Percentage of Net Assets
Aerospace & Defense	5.4%
Auto Components	1.3
Capital Markets	5.2
Communications Equipment	3.2
Computers & Peripherals	2.4
Consumer Finance	2.5
Diversified Financial Services	2.9
Diversified Telecommunication Services	2.1
Electric Utilities	2.5
Electronic Equipment, Instruments & Components	3.0
Energy Equipment & Services	7.2
Food Products	3.1
Health Care Equipment & Supplies	1.6
Health Care Providers & Services	1.1
Household Durables	1.9
Household Products	4.2
Independent Power Producers & Energy Traders	1.2
Industrial Conglomerates	4.7
Insurance	3.2
Internet Software & Services	1.6
Life Sciences Tools & Services	0.6
Machinery	1.4
Media	5.5
Metals & Mining	2.8
Oil, Gas & Consumable Fuels	8.7
Paper & Forest Products	1.3
Pharmaceuticals	6.2
Semiconductors & Semiconductor Equipment	2.6
Software	2.6
Specialty Retail	4.4
Wireless Telecommunication Services	1.3
Short-Term Investments	2.1

Total	99.8%

See accompanying notes to financial statements.

TCW Select Equities Fund

Schedule of Investments

Number of Shares	Common Stock	Value

	Aerospace & Defense (3.1% of Net Assets)
116,760	Precision Castparts Corp.	$19,049,394

	Air Freight & Logistics (6.8%)
377,124	C.H. Robinson Worldwide, Inc.	26,183,719
340,911	Expeditors International of Washington, Inc.	15,545,542

	Total Air Freight & Logistics	41,729,261

	Capital Markets (1.8%)
874,350	Charles Schwab Corp. (The)	10,737,018

	Chemicals (3.2%)
194,300	Praxair, Inc.	19,754,481

	Communications Equipment (5.2%)
615,283	Qualcomm, Inc.	31,748,603

	Computers & Peripherals (6.7%)
102,270	Apple, Inc. (1)	41,396,851

	Electrical Equipment (2.0%)
185,772	Rockwell Automation, Inc.	12,567,476

	Energy Equipment & Services (8.5%)
368,123	FMC Technologies, Inc. (1)	16,499,273
357,930	Oceaneering International, Inc. (1)	14,972,212
284,616	Schlumberger, Ltd.	20,910,737

	Total Energy Equipment & Services	52,382,222

	Food & Staples Retailing (2.2%)
163,624	Costco Wholesale Corp.	13,621,698

	Food Products (3.0%)
257,400	Mead Johnson Nutrition Co.	18,494,190

	Health Care Equipment & Supplies (5.2%)
32,634	Intuitive Surgical, Inc. (1)	14,158,587
298,277	Varian Medical Systems, Inc. (1)	17,514,826

	Total Health Care Equipment & Supplies	31,673,413

	Health Care Technology (4.0%)
386,566	Cerner Corp. (1)	24,519,881

	Insurance (3.2%)
273,600	ACE, Ltd.	19,740,240

	Internet & Catalog Retail (6.1%)
89,735	Amazon.com, Inc. (1)	19,159,320
35,800	Priceline.com, Inc. (1)	18,176,376

	Total Internet & Catalog Retail	37,335,696

See accompanying notes to financial statements.

TCW Select Equities Fund

October 31, 2011

Number of Shares	Common Stock	Value

	Internet Software & Services (7.0%)
107,375	Baidu.com, Inc. (SP ADR) (China) (1)	$15,051,828
47,324	Google, Inc. (1)	28,046,095

	Total Internet Software & Services	43,097,923

	IT Services (5.6%)
265,871	Cognizant Technology Solutions Corp. (1)	19,342,115
158,506	Visa, Inc.	14,782,270

	Total IT Services	34,124,385

	Life Sciences Tools & Services (2.6%)
398,009	Life Technologies Corp. (1)	16,187,026

	Metals & Mining (1.6%)
288,000	Silver Wheaton Corp.	9,964,800

	Oil, Gas & Consumable Fuels (3.9%)
256,900	Occidental Petroleum Corp.	23,876,286

	Pharmaceuticals (3.5%)
253,975	Allergan, Inc.	21,364,377

	Semiconductors & Semiconductor Equipment (2.2%)
487,425	ARM Holdings PLC (SP ADR) (United Kingdom)	13,691,768

	Software (5.1%)
145,737	Salesforce.com, Inc. (1)	19,407,796
122,760	VMware, Inc. (1)	11,999,790

	Total Software	31,407,586

	Wireless Telecommunication Services (4.6%)
513,032	American Tower Corp. (1)	28,268,063

	Total Common Stock (Cost: $397,850,642) (97.1%)	596,732,638

Principal Amount	Short-Term Investments
	Repurchase Agreement (Cost: $20,341,218) (3.3%)
$20,341,218	State Street Bank & Trust Company, 0.01%, due 11/01/11 (collateralized by $20,750,000 U.S. Treasury Bill, 0.01%, due 12/29/11, valued at $20,749,668) (Total Amount to be Received Upon Repurchase $20,341,224)	20,341,218

	Total Investments (Cost: $418,191,860) (100.4%)	617,073,856
	Liabilities in Excess of Other Assets (-0.4%)	(2,719,849)

	Net Assets (100.0%)	$614,354,007

See accompanying notes to financial statements.

TCW Select Equities Fund

Schedule of Investments (Continued)

Notes to the Schedule of Investments:

SP ADR - Sponsored	American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks that are issued with the cooperation of the company whose stock underlies the ADR and entitles the shareholder to all dividends, capital gains and voting rights.
(1)	Non-income producing security.

See accompanying notes to financial statements.

TCW Select Equities Fund

Investments by Industry	October 31, 2011

Industry	Percentage of Net Assets
Aerospace & Defense	3.1%
Air Freight & Logistics	6.8
Capital Markets	1.8
Chemicals	3.2
Communications Equipment	5.2
Computers & Peripherals	6.7
Electrical Equipment	2.0
Energy Equipment & Services	8.5
Food & Staples Retailing	2.2
Food Products	3.0
Health Care Equipment & Supplies	5.2
Health Care Technology	4.0
Insurance	3.2
Internet & Catalog Retail	6.1
Internet Software & Services	7.0
IT Services	5.6
Life Sciences Tools & Services	2.6
Metals & Mining	1.6
Oil, Gas & Consumable Fuels	3.9
Pharmaceuticals	3.5
Semiconductors & Semiconductor Equipment	2.2
Software	5.1
Wireless Telecommunication Services	4.6
Short Term Investments	3.3

Total	100.4%

See accompanying notes to financial statements.

TCW Small Cap Growth Fund

Schedule of Investments

Number of Shares	Common Stock	Value

	Biotechnology (8.7% of Net Assets)
343,657	Ardea Biosciences, Inc. (1)	$6,842,211
1,018,306	ArQule, Inc. (1)	5,916,358
453,048	AVEO Pharmaceuticals, Inc. (1)	7,275,951
2,021,612	Chelsea Therapeutics International, Ltd. (1)	9,157,902
2,304,500	Dendreon Corp. (1)	25,211,230
2,684,514	Human Genome Sciences, Inc. (1)	27,543,114
258,820	InterMune, Inc. (1)	6,599,910
498,500	Ironwood Pharmaceuticals, Inc. (1)	6,779,600
363,250	Targacept, Inc. (1)	6,393,200
1,154,522	YM Biosciences, Inc. (1)	2,043,504

	Total Biotechnology	103,762,980

	Capital Markets (0.7%)
218,193	Greenhill & Co., Inc.	8,243,332

	Chemicals (0.6%)
195,716	Balchem Corp.	7,216,049

	Commercial Banks (2.7%)
695,300	SVB Financial Group (1)	31,942,082

	Commercial Services & Supplies (3.9%)
441,784	Clean Harbors, Inc. (1)	25,742,753
1,203,395	Higher One Holdings, Inc. (1)	21,227,888

	Total Commercial Services & Supplies	46,970,641

	Communications Equipment (3.1%)
1,546,483	Aruba Networks, Inc. (1)	36,636,182

	Computers & Peripherals (4.1%)
1,153,609	Fusion-io, Inc. (1)	35,784,951
482,564	Stratasys, Inc. (1)	13,531,095

	Total Computers & Peripherals	49,316,046

	Consumer Finance (2.4%)
891,138	Green Dot Corp. (1)	29,113,478

	Electronic Equipment, Instruments & Components (4.2%)
228,695	Cognex Corp.	7,750,473
634,477	FARO Technologies, Inc. (1)	26,508,449
342,520	Universal Display Corp. (1)	16,040,212

	Total Electronic Equipment, Instruments & Components	50,299,134

	Energy Equipment & Services (4.2%)
217,880	Core Laboratories N.V. (Netherlands)	23,587,689
441,542	Lufkin Industries, Inc.	26,090,717

	Total Energy Equipment & Services	49,678,406

See accompanying notes to financial statements.

TCW Small Cap Growth Fund

October 31, 2011

Number of Shares	Common Stock	Value

	Food & Staples Retailing (2.5%)
806,000	United Natural Foods, Inc. (1)	$29,427,060

	Food Products (1.4%)
258,300	Green Mountain Coffee Roasters, Inc. (1)	16,794,666

	Health Care Equipment & Supplies (5.3%)
1,398,307	DexCom, Inc. (1)	13,689,425
1,602,904	Endologix, Inc. (1)	17,455,625
84,695	HeartWare International, Inc. (1)	5,753,331
154,877	MAKO Surgical Corp. (1)	5,955,021
804,283	Volcano Corp. (1)	20,050,775

	Total Health Care Equipment & Supplies	62,904,177

	Health Care Providers & Services (0.4%)
563,400	ePocrates, Inc. (1)	4,901,580

	Hotels, Restaurants & Leisure (4.4%)
1,517,307	7 Days Group Holdings, Ltd. (ADR) (China) (1)	25,050,739
401,186	BJ’s Restaurants, Inc. (1)	21,234,775
104,514	Peet’s Coffee & Tea, Inc. (1)	6,659,632

	Total Hotels, Restaurants & Leisure	52,945,146

	Household Durables (4.7%)
882,600	Harman International Industries, Inc.	38,093,016
524,592	iRobot Corp. (1)	17,762,685

	Total Household Durables	55,855,701

	Insurance (1.9%)
972,819	Tower Group, Inc.	23,084,995

	Internet & Catalog Retail (2.9%)
1,153,706	Makemytrip, Ltd. (1)	34,622,717

	Internet Software & Services (2.6%)
218,100	Cornerstone OnDemand, Inc. (1)	3,142,821
1,027,554	IntraLinks Holdings, Inc. (1)	8,929,444
439,900	OpenTable, Inc. (1)	19,294,014

	Total Internet Software & Services	31,366,279

	IT Services (0.7%)
678,600	ServiceSource International, Inc. (1)	9,032,166

	Life Sciences Tools & Services (0.5%)
466,591	Fluidigm Corp. (1)	6,513,610

	Machinery (2.8%)
386,919	Chart Industries, Inc. (1)	21,864,793
367,500	Westport Innovations, Inc. (1)	11,116,875

	Total Machinery	32,981,668

See accompanying notes to financial statements.

TCW Small Cap Growth Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value

	Metals & Mining (2.3%)
479,660	Carpenter Technology Corp.	$27,206,315

	Oil, Gas & Consumable Fuels (3.4%)
1,013,594	Approach Resources, Inc. (1)	24,741,830
154,955	GeoResources, Inc. (1)	4,112,506
727,105	Houston American Energy Corp.	11,386,464

	Total Oil, Gas & Consumable Fuels	40,240,800

	Pharmaceuticals (5.5%)
981,677	Auxilium Pharmaceuticals, Inc. (1)	15,274,894
709,550	BioMimetic Therapeutics, Inc. (1)	2,298,942
676,969	Cardiome Pharma Corp. (1)	2,267,846
1,763,320	Corcept Therapeutics, Inc. (1)	5,589,725
1,308,300	Impax Laboratories, Inc. (1)	24,739,953
428,833	MAP Pharmaceuticals, Inc. (1)	6,338,152
640,630	Optimer Pharmaceuticals, Inc. (1)	9,141,790

	Total Pharmaceuticals	65,651,302

	Road & Rail (1.2%)
223,701	Kansas City Southern (1)	14,131,192

	Semiconductors & Semiconductor Equipment (2.7%)
1,215,094	MaxLinear, Inc. (1)	7,071,847
719,212	Power Integrations, Inc.	25,625,524

	Total Semiconductors & Semiconductor Equipment	32,697,371

	Software (10.2%)
117,759	MicroStrategy, Inc. (1)	15,517,103
687,846	Pegasystems, Inc.	25,993,700
1,331,059	PROS Holdings, Inc. (1)	21,110,596
824,583	QLIK Technologies, Inc. (1)	23,558,336
845,700	Take-Two Interactive Software, Inc. (1)	13,345,146
375,431	Ultimate Software Group, Inc. (The) (1)	22,593,438

	Total Software	122,118,319

	Specialty Retail (1.8%)
968,222	Pacific Sunwear of California, Inc. (1)	1,210,277
543,438	Teavana Holdings, Inc. (1)	12,422,993
195,800	Vitamin Shoppe, Inc. (1)	7,383,618

	Total Specialty Retail	21,016,888

	Textiles, Apparel & Luxury Goods (2.3%)
904,179	Crocs, Inc. (1)	15,976,843
325,680	Steven Madden, Ltd. (1)	12,017,592

	Total Textiles, Apparel & Luxury Goods	27,994,435

See accompanying notes to financial statements.

TCW Small Cap Growth Fund

October 31, 2011

Number of Shares	Common Stock	Value

	Trading Companies & Distributors (2.3%)
569,009	WESCO International, Inc. (1)	$27,574,176

	Total Common Stock (Cost: $1,100,612,741) (96.4%)	1,152,238,893

Principal Amount	Short-Term Investments
	Repurchase Agreement (Cost: $36,745,393) (3.1%)
$36,745,393	State Street Bank & Trust Company, 0.01%, due 11/01/11, (collateralized by $36,085,000, U.S. Treasury Note, 1.88%, due 02/28/14, valued at $37,483,294) (Total Amount to be Received Upon Repurchase $36,745,404)	36,745,393

	Total Investments (Cost: $1,137,358,134) (99.5%)	1,188,984,286
	Excess of Other Assets over Liabilities (0.5%)	5,901,261

	Net Assets (100.0%)	$1,194,885,547

Notes to the Schedule of Investments:

ADR - American	Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.
(1)	Non-income producing security.

See accompanying notes to financial statements.

TCW Small Cap Growth Fund

Schedule of Investments (Continued)

Industry	Percentage of Net Assets
Biotechnology	8.7%
Capital Markets	0.7
Chemicals	0.6
Commercial Banks	2.7
Commercial Services & Supplies	3.9
Communications Equipment	3.1
Computers & Peripherals	4.1
Consumer Finance	2.4
Electronic Equipment, Instruments & Components	4.2
Energy Equipment & Services	4.2
Food & Staples Retailing	2.5
Food Products	1.4
Health Care Equipment & Supplies	5.3
Health Care Providers & Services	0.4
Hotels, Restaurants & Leisure	4.4
Household Durables	4.7
Insurance	1.9
Internet & Catalog Retail	2.9
Internet Software & Services	2.6
IT Services	0.7
Life Sciences Tools & Services	0.5
Machinery	2.8
Metals & Mining	2.3
Oil, Gas & Consumable Fuels	3.4
Pharmaceuticals	5.5
Road & Rail	1.2
Semiconductors & Semiconductor Equipment	2.7
Software	10.2
Specialty Retail	1.8
Textiles, Apparel & Luxury Goods	2.3
Trading Companies & Distributors	2.3
Short-Term Investments	3.1

Total	99.5%

See accompanying notes to financial statements.

TCW SMID Cap Growth Fund

Schedule of Investments	October 31, 2011

Number of Shares	Common Stock	Value

	Air Freight & Logistics (1.9% of Net Assets)
12,795	C.H. Robinson Worldwide, Inc.	$888,357

	Biotechnology (9.2%)
13,892	Ardea Biosciences, Inc. (1)	276,590
58,936	Chelsea Therapeutics International, Ltd. (1)	266,980
91,750	Dendreon Corp. (1)	1,003,745
103,265	Human Genome Sciences, Inc. (1)	1,059,499
18,946	Ironwood Pharmaceuticals, Inc. (1)	257,665
4,560	Pharmasset, Inc. (1)	321,024
14,120	Targacept, Inc. (1)	248,512
20,205	Vertex Pharmaceuticals, Inc. (1)	799,916

	Total Biotechnology	4,233,931

	Capital Markets (3.0%)
14,627	Stifel Financial Corp. (1)	466,162
17,495	T. Rowe Price Group, Inc.	924,436

	Total Capital Markets	1,390,598

	Chemicals (1.3%)
3,705	CF Industries Holdings, Inc.	601,210

	Commercial Banks (2.7%)
27,155	SVB Financial Group (1)	1,247,501

	Commercial Services & Supplies (3.8%)
16,921	Clean Harbors, Inc. (1)	985,987
43,760	Higher One Holdings, Inc. (1)	771,926

	Total Commercial Services & Supplies	1,757,913

	Communications Equipment (6.1%)
58,579	Aruba Networks, Inc. (1)	1,387,737
13,455	F5 Networks, Inc. (1)	1,398,647

	Total Communications Equipment	2,786,384

	Computers & Peripherals (3.1%)
46,248	Fusion-io, Inc. (1)	1,434,613

	Electrical Equipment (0.6%)
5,215	Polypore International, Inc. (1)	273,527

	Electronic Equipment, Instruments & Components (2.1%)
9,825	Cognex Corp.	332,969
13,273	Universal Display Corp. (1)	621,575

	Total Electronic Equipment, Instruments & Components	954,544

See accompanying notes to financial statements.

TCW SMID Cap Growth Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value

	Energy Equipment & Services (7.9%)
5,185	CARBO Ceramics, Inc.	$704,382
8,550	Core Laboratories N.V. (Netherlands)	925,623
17,119	Lufkin Industries, Inc.	1,011,562
23,135	Oceaneering International, Inc. (1)	967,737

	Total Energy Equipment & Services	3,609,304

	Food & Staples Retailing (2.0%)
25,730	United Natural Foods, Inc. (1)	939,402

	Food Products (1.4%)
10,060	Green Mountain Coffee Roasters, Inc. (1)	654,101

	Health Care Equipment & Supplies (4.9%)
54,889	DexCom, Inc. (1)	537,364
63,881	Endologix, Inc. (1)	695,664
3,310	HeartWare International, Inc. (1)	224,848
32,111	Volcano Corp. (1)	800,527

	Total Health Care Equipment & Supplies	2,258,403

	Hotels, Restaurants & Leisure (6.6%)
46,581	7 Days Group Holdings, Ltd. (ADR) (China) (1)	769,052
1,880	Arcos Dorados Holdings, Inc.	43,992
26,689	Ctrip.com International, Ltd. (ADR) (China) (1)	930,379
4,075	Peet’s Coffee & Tea, Inc. (1)	259,659
20,685	Starwood Hotels & Resorts Worldwide, Inc.	1,036,525

	Total Hotels, Restaurants & Leisure	3,039,607

	Household Durables (3.2%)
34,456	Harman International Industries, Inc. (1)	1,487,121

	Internet & Catalog Retail (1.4%)
21,855	Makemytrip, Ltd. (1)	655,869

	Internet Software & Services (3.2%)
2,935	LinkedIn Corp. (1)	263,856
7,765	SINA Corp. (China) (1)	631,217
27,598	Youku.com, Inc. (SP ADR) (China) (1)	586,182

	Total Internet Software & Services	1,481,255

	Life Sciences Tools & Services (0.4%)
12,451	Fluidigm Corp. (1)	173,816

	Machinery (1.7%)
13,677	Chart Industries, Inc. (1)	772,887

	Metals & Mining (2.8%)
27,385	Allegheny Technologies, Inc.	1,270,664

See accompanying notes to financial statements.

TCW SMID Cap Growth Fund

October 31, 2011

Number of Shares	Common Stock	Value

	Oil, Gas & Consumable Fuels (3.9%)
32,510	Carrizo Oil & Gas, Inc. (1)	$884,272
25,695	Houston American Energy Corp.	402,383
10,365	Whiting Petroleum Corp. (1)	482,491

	Total Oil, Gas & Consumable Fuels	1,769,146

	Pharmaceuticals (4.1%)
38,578	Auxilium Pharmaceuticals, Inc. (1)	600,274
16,155	Impax Laboratories, Inc. (1)	305,491
48,850	Mylan, Inc. (1)	955,994

	Total Pharmaceuticals	1,861,759

	Road & Rail (1.5%)
10,715	Kansas City Southern (1)	676,867

	Semiconductors & Semiconductor Equipment (4.3%)
36,068	ARM Holdings PLC (SP ADR) (United Kingdom)	1,013,150
27,609	Power Integrations, Inc.	983,709

	Total Semiconductors & Semiconductor Equipment	1,996,859

	Software (7.8%)
23,460	ANSYS, Inc. (1)	1,275,286
34,478	QLIK Technologies, Inc. (1)	985,036
18,150	SuccessFactors, Inc. (1)	484,605
13,736	Ultimate Software Group, Inc. (The) (1)	826,633

	Total Software	3,571,560

	Specialty Retail (3.2%)
33,110	CarMax, Inc. (1)	995,287
21,183	Teavana Holdings, Inc. (1)	484,243

	Total Specialty Retail	1,479,530

	Textiles, Apparel & Luxury Goods (4.5%)
5,045	Deckers Outdoor Corp. (1)	581,386
8,150	Fossil, Inc. (1)	844,829
24,545	Gildan Activewear, Inc. (1)	632,770

	Total Textiles, Apparel & Luxury Goods	2,058,985

	Total Common Stock (Cost: $49,128,283) (98.6%)	45,325,713

See accompanying notes to financial statements.

TCW SMID Cap Growth Fund

Schedule of Investments (Continued)

Principal Amount	Short-Term Investments	Value

	Repurchase Agreement (Cost: $534,900) (1.1%)
$534,900	State Street Bank & Trust Company, 0.01%, due 11/01/11 (collateralized by $550,000, U.S. Treasury Bill, 0.01%, due 12/29/11, valued at $549,991) (Total Amount to be Received Upon Repurchase $534,900)	$534,900

	Total Investments (Cost: $49,663,183) (99.7%)	45,860,613
	Excess of Other Assets over Liabilities (0.3%)	123,841

	Net Assets (100.0%)	$45,984,454

Notes to the Schedule of Investments:

ADR - American	Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.
SP ADR - Sponsored	American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks that are issued with the cooperation of the company whose stock underlies the ADR and entitles the shareholder to all dividends, capital gains and voting rights.
(1)	Non-income producing security.

See accompanying notes to financial statements.

TCW SMID Cap Growth Fund

Investments by Industry	October 31, 2011

Industry	Percentage of Net Assets
Air Freight & Logistics	1.9%
Biotechnology	9.2
Capital Markets	3.0
Chemicals	1.3
Commercial Banks	2.7
Commercial Services & Supplies	3.8
Communications Equipment	6.1
Computers & Peripherals	3.1
Electrical Equipment	0.6
Electronic Equipment, Instruments & Components	2.1
Energy Equipment & Services	7.9
Food & Staples Retailing	2.0
Food Products	1.4
Health Care Equipment & Supplies	4.9
Hotels, Restaurants & Leisure	6.6
Household Durables	3.2
Internet & Catalog Retail	1.4
Internet Software & Services	3.2
Life Sciences Tools & Services	0.4
Machinery	1.7
Metals & Mining	2.8
Oil, Gas & Consumable Fuels	3.9
Pharmaceuticals	4.1
Road & Rail	1.5
Semiconductors & Semiconductor Equipment	4.3
Software	7.8
Specialty Retail	3.2
Textiles, Apparel & Luxury Goods	4.5
Short-Term Investments	1.1

Total	99.7%

See accompanying notes to financial statements.

TCW Value Opportunities Fund

Schedule of Investments

Number of Shares	Common Stock	Value

	Aerospace & Defense (1.7% of Net Assets)
14,000	Rockwell Collins, Inc.	$781,620
77,300	Textron, Inc.	1,501,166

	Total Aerospace & Defense	2,282,786

	Auto Components (1.8%)
1,350	Autoliv, Inc.	77,989
148,500	Dana Holding Corp. (1)	2,099,790
6,650	Tenneco, Inc. (1)	217,588

	Total Auto Components	2,395,367

	Beverages (2.0%)
26,808	Beam, Inc.	1,325,120
32,574	Molson Coors Brewing Co. — Class B	1,379,183

	Total Beverages	2,704,303

	Biotechnology (0.2%)
33,250	Exact Sciences Corp. (1)	264,337

	Building Products (0.2%)
21,608	Fortune Brands Home & Security, Inc. (1)	313,964

	Capital Markets (3.1%)
16,000	Cohen & Steers, Inc.	434,720
94,588	Invesco, Ltd.	1,898,381
133,751	Knight Capital Group, Inc. (1)	1,670,550
2,750	Lazard, Ltd.	75,185

	Total Capital Markets	4,078,836

	Chemicals (5.2%)
16,630	Albemarle Corp.	886,213
38,638	Celanese Corp.	1,682,685
46,214	Cytec Industries, Inc.	2,064,379
7,950	H.B. Fuller Co.	170,846
32,058	International Flavors & Fragrances, Inc.	1,941,432
12,600	PolyOne Corp.	140,994

	Total Chemicals	6,886,549

	Commercial Banks (5.4%)
23,050	Boston Private Financial Holdings, Inc.	174,719
39,566	Comerica, Inc.	1,010,911
105,175	First Horizon National Corp. (1)	735,173
149,858	Fulton Financial Corp.	1,414,660
207,493	KeyCorp	1,464,901
644,938	Synovus Financial Corp.	967,407
134,042	TCF Financial Corp.	1,426,207

	Total Commercial Banks	7,193,978

See accompanying notes to financial statements.

TCW Value Opportunities Fund

October 31, 2011

Number of Shares	Common Stock	Value

	Commercial Services & Supplies (0.3%)
9,750	Corrections Corp. of America (1)	$216,742
7,000	Tetra Tech, Inc. (1)	152,810

	Total Commercial Services & Supplies	369,552

	Communications Equipment (1.7%)
464,900	Brocade Communications Systems, Inc. (1)	2,036,262
20,000	Ixia (1)	226,600

	Total Communications Equipment	2,262,862

	Computers & Peripherals (3.9%)
35,450	Cray, Inc. (1)	224,398
17,000	Intevac, Inc. (1)	136,850
183,900	Seagate Technology PLC (Netherlands) (1)	2,969,985
18,150	Silicon Graphics International Corp. (1)	262,449
57,926	Western Digital Corp. (1)	1,543,149

	Total Computers & Peripherals	5,136,831

	Construction & Engineering (1.3%)
39,903	Jacobs Engineering Group, Inc. (1)	1,548,236
14,950	Orion Marine Group, Inc. (1)	101,511
14,975	UniTek Global Services, Inc. (1)	69,933

	Total Construction & Engineering	1,719,680

	Containers & Packaging (0.0%)
2,150	Packaging Corp. of America	56,072

	Distributors (0.1%)
6,650	Pool Corp.	194,313

	Diversified Financial Services (0.2%)
26,750	KKR Financial Holdings LLC	223,363

	Diversified Telecommunication Services (1.4%)
8,650	Neutral Tandem, Inc. (1)	91,171
145,974	Windstream Corp.	1,776,504

	Total Diversified Telecommunication Services	1,867,675

	Electric Utilities (1.6%)
86,194	Hawaiian Electric Industries, Inc.	2,183,294

	Electrical Equipment (0.1%)
10,650	GrafTech International, Ltd. (1)	167,312

	Electronic Equipment, Instruments & Components (1.6%)
69,896	Avnet, Inc. (1)	2,118,548

See accompanying notes to financial statements.

TCW Value Opportunities Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value

	Energy Equipment & Services (4.1%)
29,774	Ensco International PLC (SP ADR) (United Kingdom)	$1,478,577
7,400	Key Energy Services, Inc. (1)	95,682
85,182	Nabors Industries, Ltd. (1)	1,561,386
25,950	Newpark Resources, Inc. (1)	231,734
2,800	Patterson-UTI Energy, Inc.	56,896
10,800	Pioneer Drilling Co. (1)	106,812
119,587	Weatherford International, Ltd. (1)	1,853,598

	Total Energy Equipment & Services	5,384,685

	Food & Staples Retailing (0.3%)
20,806	Safeway, Inc.	403,012

	Food Products (0.1%)
3,800	Snyders-Lance, Inc.	80,636

	Health Care Equipment & Supplies (1.7%)
73,142	Hologic, Inc. (1)	1,179,049
16,500	Invacare Corp.	370,425
17,400	Masimo Corp.	359,832
16,500	Synovis Life Technologies, Inc. (1)	296,340

	Total Health Care Equipment & Supplies	2,205,646

	Health Care Providers & Services (3.8%)
3,500	Catalyst Health Solutions, Inc. (1)	192,395
36,536	CIGNA Corp.	1,620,006
59,892	Coventry Health Care, Inc. (1)	1,905,165
20,700	Kindred Healthcare, Inc. (1)	241,155
165,996	Tenet Healthcare Corp. (1)	785,161
13,200	Triple-S Management Corp. — Class B (1)	250,800

	Total Health Care Providers & Services	4,994,682

	Hotels, Restaurants & Leisure (2.7%)
62,032	International Speedway Corp.	1,480,084
57,724	Marriott International, Inc.	1,818,306
20,950	Pinnacle Entertainment, Inc. (1)	237,154

	Total Hotels, Restaurants & Leisure	3,535,544

	Household Durables (4.8%)
1,800	Harman International Industries, Inc.	77,688
72,600	Jarden Corp.	2,325,378
25,650	KB HOME	178,780
116,220	Lennar Corp.	1,922,279
12,855	PulteGroup, Inc. (1)	66,589
99,365	Toll Brothers, Inc. (1)	1,732,926

	Total Household Durables	6,303,640

See accompanying notes to financial statements.

TCW Value Opportunities Fund

October 31, 2011

Number of Shares	Common Stock	Value

	Household Products (1.7%)
31,395	Energizer Holdings, Inc. (1)	$2,316,637

	Insurance (5.4%)
59,986	Arch Capital Group, Ltd. (1)	2,157,697
8,750	Assured Guaranty, Ltd.	111,475
57,608	Lincoln National Corp.	1,097,432
25,200	MBIA, Inc. (1)	221,760
8,963	PartnerRe, Ltd.	557,678
18,900	Reinsurance Group of America, Inc.	987,147
56,300	Willis Group Holdings PLC	2,044,253

	Total Insurance	7,177,442

	Internet & Catalog Retail (1.2%)
60,252	Expedia, Inc.	1,582,218

	Internet Software & Services (1.2%)
84,440	Digital River, Inc. (1)	1,547,785

	IT Services (0.5%)
70,800	Global Cash Access Holdings, Inc. (1)	210,984
25,300	PRGX Global, Inc. (1)	135,102
11,185	Unisys Corp. (1)	290,698

	Total IT Services	636,784

	Leisure Equipment & Products (0.1%)
24,870	Callaway Golf Co.	144,495

	Life Sciences Tools & Services (1.7%)
43,263	Covance, Inc. (1)	2,194,732

	Machinery (7.7%)
5,900	AGCO Corp. (1)	258,597
32,619	Dover Corp.	1,811,333
8,300	Gardner Denver, Inc.	641,839
3,650	Harsco Corp.	84,133
19,169	Joy Global, Inc.	1,671,537
55,600	Kennametal, Inc.	2,162,284
28,545	SPX Corp.	1,558,842
87,008	Terex Corp. (1)	1,447,813
8,400	Wabtec Corp.	564,312

	Total Machinery	10,200,690

	Marine (0.3%)
6,500	Kirby Corp. (1)	400,010

	Media (0.2%)
24,450	Sinclair Broadcast Group, Inc.	234,231

See accompanying notes to financial statements.

TCW Value Opportunities Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value

	Metals & Mining (3.2%)
1,350	Allegheny Technologies, Inc.	$62,640
20,800	Cliffs Natural Resources, Inc.	1,418,976
160,807	Commercial Metals Co.	1,998,831
8,500	Thompson Creek Metals Co., Inc. (1)	60,605
40,900	Worthington Industries, Inc.	706,752

	Total Metals & Mining	4,247,804

	Multi-Utilities (3.5%)
17,000	Avista Corp.	432,650
32,609	Consolidated Edison, Inc.	1,887,083
12,100	NorthWestern Corp.	416,845
30,569	PG&E Corp.	1,311,410
16,300	Wisconsin Energy Corp.	528,609

	Total Multi-Utilities	4,576,597

	Oil, Gas & Consumable Fuels (4.8%)
45,950	Arch Coal, Inc.	837,209
38,550	BPZ Resources, Inc. (1)	115,265
114,694	Denbury Resources, Inc. (1)	1,800,696
38,498	Murphy Oil Corp.	2,131,634
55,900	Tesoro Corp. (1)	1,450,046

	Total Oil, Gas & Consumable Fuels	6,334,850

	Paper & Forest Products (0.1%)
8,700	P.H. Glatfelter Co.	130,500

	Pharmaceuticals (1.1%)
75,750	Mylan, Inc. (1)	1,482,427

	Professional Services (0.3%)
35,650	On Assignment, Inc. (1)	384,663

	Real Estate Management & Development (0.3%)
11,250	FirstService Corp. (1)	315,337
2,050	Jones Lang LaSalle, Inc.	132,471

	Total Real Estate Management & Development	447,808

	REIT (7.6%)
5,600	Agree Realty Corp.	133,896
11,169	Boston Properties, Inc.	1,105,619
16,276	Digital Realty Trust, Inc.	1,014,483
3,600	Hatteras Financial Corp.	92,520
21,659	Health Care REIT, Inc.	1,141,213
23,712	Home Properties, Inc.	1,396,637
23,472	Kilroy Realty Corp.	861,188
87,645	Kimco Realty Corp.	1,531,158
45,313	Liberty Property Trust	1,450,016

See accompanying notes to financial statements.

TCW Value Opportunities Fund

October 31, 2011

Number of Shares	Common Stock	Value

	REIT (Continued)
26,500	Medical Properties Trust, Inc.	$267,650
11,350	MFA Financial, Inc.	76,612
18,500	Redwood Trust, Inc.	214,970
19,920	Regency Centers Corp.	815,923

	Total REIT	10,101,885

	Semiconductors & Semiconductor Equipment (4.9%)
63,927	Broadcom Corp. (1)	2,307,125
39,274	Brooks Automation, Inc.	410,413
26,100	Cymer, Inc. (1)	1,134,045
23,400	Fairchild Semiconductor International, Inc. (1)	350,298
3,550	International Rectifier Corp. (1)	86,230
67,776	Maxim Integrated Products, Inc.	1,773,020
10,600	Novellus Systems, Inc. (1)	366,230

	Total Semiconductors & Semiconductor Equipment	6,427,361

	Software (0.1%)
17,150	Cadence Design Systems, Inc. (1)	189,851

	Specialty Retail (4.1%)
147,605	American Eagle Outfitters, Inc.	1,938,054
7,700	ANN, Inc. (1)	205,128
9,550	Asbury Automotive Group, Inc. (1)	178,108
58,469	Foot Locker, Inc.	1,278,132
36,250	GameStop Corp. (1)	926,912
50,900	Gap, Inc. (The)	962,010

	Total Specialty Retail	5,488,344

	Textiles, Apparel & Luxury Goods (0.3%)
52,350	Liz Claiborne, Inc. (1)	419,323

	Wireless Telecommunication Services (0.3%)
131,900	Sprint Nextel Corp. (1)	338,983

	Total Common Stock (Cost: $126,107,359) (99.9%)	132,332,887

	Total Investments (Cost: $126,107,359) (99.9%)	132,332,887
	Excess of Other Assets over Liabilities (0.1%)	124,750

	Net Assets (100.0%)	$132,457,637

Notes to the Schedule of Investments:

REIT - Real	Estate Investment Trust.
SP ADR - Sponsored	American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks that are issued with the cooperation of the company whose stock underlies the ADR and entitles the shareholder to all dividends, capital gains and voting rights.
(1)	Non-income producing security.

See accompanying notes to financial statements.

TCW Value Opportunities Fund

Investments by Industry

Industry	Percentage of Net Assets
Aerospace & Defense	1.7%
Auto Components	1.8
Beverages	2.0
Biotechnology	0.2
Building Products	0.2
Capital Markets	3.1
Chemicals	5.2
Commercial Banks	5.4
Commercial Services & Supplies	0.3
Communications Equipment	1.7
Computers & Peripherals	3.9
Construction & Engineering	1.3
Containers & Packaging	0.0
Distributors	0.1
Diversified Financial Services	0.2
Diversified Telecommunication Services	1.4
Electric Utilities	1.6
Electrical Equipment	0.1
Electronic Equipment, Instruments & Components	1.6
Energy Equipment & Services	4.1
Food & Staples Retailing	0.3
Food Products	0.1
Health Care Equipment & Supplies	1.7
Health Care Providers & Services	3.8
Hotels, Restaurants & Leisure	2.7
Household Durables	4.8
Household Products	1.7
Insurance	5.4
Internet & Catalog Retail	1.2
Internet Software & Services	1.2
IT Services	0.5
Leisure Equipment & Products	0.1
Life Sciences Tools & Services	1.7
Machinery	7.7
Marine	0.3
Media	0.2
Metals & Mining	3.2
Multi-Utilities	3.5
Oil, Gas & Consumable Fuels	4.8
Paper & Forest Products	0.1
Pharmaceuticals	1.1
Professional Services	0.3
REIT	7.6
Real Estate Management & Development	0.3
Semiconductors & Semiconductor Equipment	4.9
Software	0.1
Specialty Retail	4.1
Textiles, Apparel & Luxury Goods	0.3
Wireless Telecommunication Services	0.3

Total	99.9%

See accompanying notes to financial statements.

TCW Global Conservative Allocation Fund

Schedule of Investments	October 31, 2011

Number of Shares	Investment Companies	Value
	Diversified Fixed Income Funds (51.2% of Net Assets)
242,047	Metropolitan West Total Return Bond Fund — I Class (1)	$2,531,813
396,413	TCW Total Return Bond Fund — I Class (1)	3,868,993

	Total Diversified Fixed Income Funds	6,400,806

	Diversified U.S. Equity Funds (47.4%)
68,146	TCW Growth Equities Fund — I Class (1)	999,020
123,307	TCW Relative Value Large Cap Fund — I Class (1)	1,609,151
182,727	TCW Select Equities Fund — I Class (1)(2)	3,320,143

	Total Diversified U.S. Equity Funds	5,928,314

	Total Investment Companies (Cost: $12,072,465) (98.6%)	12,329,120

	Total Investments (Cost: $12,072,465) (98.6%)	12,329,120
	Excess of Other Assets over Liabilities (1.4%)	175,734

	Net Assets (100.0%)	$12,504,854

Notes to the Schedule of Investments:

(1)	Affiliated issuer.
(2)	Non-income producing security.

See accompanying notes to financial statements.

TCW Global Conservative Allocation Fund

Investments by Industry

Industry	Percentage of Net Assets
Diversified Fixed Income Funds	51.2%
Diversified U.S. Equity Funds	47.4

Total	98.6%

See accompanying notes to financial statements.

TCW Global Moderate Allocation Fund

Schedule of Investments	October 31, 2011

Number of Shares	Investment Companies	Value
	Diversified Fixed Income Funds (31.5% of Net Assets)
158,151	Metropolitan West High Yield Bond Fund — I Class (1)	$1,592,578
74,081	Metropolitan West Total Return Bond Fund — I Class (1)	774,889
150,349	TCW Total Return Bond Fund — I Class (1)	1,467,410

	Total Diversified Fixed Income Funds	3,834,877

	Diversified U.S. Equity Funds (56.0%)
85,871	TCW Growth Equities Fund — I Class (1)(2)	1,258,866
132,834	TCW Relative Value Large Cap Fund — I Class (1)	1,733,487
177,890	TCW Select Equities Fund — I Class (1)(2)	3,232,261
33,836	TCW Value Opportunities Fund — I Class (1)	589,758

	Total Diversified U.S. Equity Funds	6,814,372

	Exchange-Traded Funds (11.2%)
1,830	ProShares Ultra MSCI Japan (2)	100,723
62,460	ProShares UltraShort Euro (2)	1,120,533
3,000	ProShares UltraShort MSCI Europe (2)	137,640

	Total Exchange-Traded Funds	1,358,896

	Total Investment Companies (Cost: $11,079,634) (98.7%)	12,008,145

	Total Investments (Cost: $11,079,634) (98.7%)	12,008,145
	Excess of Other Assets over Liabilities (1.3%)	160,744

	Net Assets (100.0%)	$12,168,889

Notes to the Schedule of Investments:

(1)	Affiliated issuer.
(2)	Non-income producing security.

See accompanying notes to financial statements.

TCW Global Moderate Allocation Fund

Investments by Industry

Industry	Percentage of Net Assets
Diversified Fixed Income Funds	31.5%
Diversified U.S. Equity Funds	56.0
Exchange-Traded Funds	11.2

Total	98.7%

See accompanying notes to financial statements.

TCW Global Flexible Allocation Fund

Schedule of Investments	October 31, 2011

Number of Shares	Investment Companies	Value
	Diversified International Fixed Income Funds (8.9% of Net Assets)
17,636	TCW Emerging Markets Income Fund — I Class (1)	$148,672

	Diversified U.S. Equity Funds (53.6%)
8,787	TCW Growth Equities Fund — I Class (1)(2)	128,822
20,051	TCW Relative Value Large Cap Fund — I Class (1)	261,661
19,723	TCW Select Equities Fund — I Class (1)(2)	358,360
3,363	TCW Small Cap Growth Fund — I Class (1)(2)	93,638
2,749	TCW Value Opportunities Fund — I Class (1)	47,921

	Total Diversified U.S. Equity Funds	890,402

	Diversified U.S. Fixed Income Funds (6.5%)
5,440	Metropolitan West High Yield Bond Fund — I Class (1)	54,783
5,449	TCW Total Return Bond Fund — I Class (1)	53,187

	Total Diversified U.S. Fixed Income Funds	107,970

	Exchange-Traded Funds (31.0%)
2,140	iShares MSCI EAFE Index Fund	112,072
1,960	PowerShares DB Commodity Index Tracking Fund (2)	54,292
1,790	ProShares Ultra MSCI Japan (2)	98,522
9,710	ProShares UltraShort Euro (2)	174,197
1,640	ProShares UltraShort MSCI Europe (2)	75,243

	Total Exchange-Traded Funds	514,326

	Total Investment Companies (Cost: $1,611,795) (100.0%)	1,661,370

	Total Investments (Cost: $1,611,795) (100.0%)	1,661,370
	Excess of Other Assets over Liabilities (0.0%)	114

	Net Assets (100.0%)	$1,661,484

Notes to the Schedule of Investments:

(1)	Affiliated issuer.
(2)	Non-income producing security.

See accompanying notes to financial statements.

TCW Global Flexible Allocation Fund

Investments by Industry

Industry	Percentage of Net Assets
Diversified International Fixed Income Funds	8.9%
Diversified U.S. Equity Funds	53.6
Diversified U.S. Fixed Income Funds	6.5
Exchange-Traded Funds	31.0

Total	100.0%

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Assets and Liabilities	October 31, 2011

	TCW Concentrated Value Fund		TCW Dividend Focused Fund	TCW Emerging Markets Equities Fund	TCW Growth Fund
	Dollar Amounts in Thousands (Except per Share Amounts)
ASSETS
Investments, at Value (1)	$22,977		$567,886	$22,373	$26,789
Foreign Currency, at Value	—		—	14 (2)	—
Receivable for Securities Sold	448		701	423	97
Receivable for Fund Shares Sold	13		1,683	5	—
Interest and Dividends Receivable	9		320	19	2
Foreign Tax Reclaims Receivable	—		14	—	—

Total Assets	23,447		570,604	22,834	26,888

LIABILITIES
Payable for Securities Purchased	—		584	338	70
Payable for Fund Shares Redeemed	30		852	—	—
Accrued Capital Gain Withholding Taxes	—		—	15	—
Accrued Directors’ Fees and Expenses	5		5	5	5
Accrued Compliance Expense	—	(3)	1	— (3)	—	(3)
Accrued Management Fees	12		341	13	10
Accrued Distribution Fees	—	(3)	103	1	—	(3)
Other Accrued Expenses	43		198	50	36

Total Liabilities	90		2,084	422	121

NET ASSETS	$23,357		$568,520	$22,412	$26,767

NET ASSETS CONSIST OF:
Paid-in Capital	$35,691		$856,874	$25,183	$27,102
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency	(11,301)		(275,874)	(638)	28
Unrealized Depreciation of Investments and Foreign Currency	(1,073)		(12,602)	(2,132)	(363)
Undistributed Net Investment Income (Loss)	40		122	(1)	—

NET ASSETS	$23,357		$568,520	$22,412	$26,767

NET ASSETS ATTRIBUTABLE TO:
I Class Share	$22,496		$54,367	$16,430	$26,089

N Class Share	$861		$514,153	$5,982	$678

CAPITAL SHARES OUTSTANDING: (4)
I Class Share	2,076,780		5,341,092	1,835,564	1,234,548

N Class Share	80,420		49,963,174	668,625	32,072

NET ASSET VALUE PER SHARE: (5)
I Class Share	$10.83		$10.18	$8.95	$21.13

N Class Share	$10.71		$10.29	$8.95	$21.13

(1)	The identified cost for the TCW Concentrated Value Fund, the TCW Dividend Focused Fund, the TCW Emerging Markets Equities Fund and the TCW Growth Fund at October 31, 2011 was $24,050, $580,488, $24,491 and $27,152, respectively.
(2)	The identified cost at October 31, 2011 was $13.
(3)	Amount rounds to less than $1.
(4)	The number of authorized shares, with a par value of $0.001 per share, for the TCW Concentrated Value Fund, the TCW Dividend Focused Fund, the TCW Emerging Markets Equities Fund, and the TCW Growth Fund is 2,000,000,000 for each of the I Class and N Class shares.
(5)	Represents offering price and redemption price per share.

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Assets and Liabilities	October 31, 2011

	TCW Growth Equities Fund		TCW International Small Cap Fund	TCW Relative Value Large Cap Fund	TCW Select Equities Fund
	Dollar Amounts in Thousands (Except per Share Amounts)
ASSETS
Investments, at Value (1)	$99,364		$25,542	$446,065	$617,074
Foreign Currency, at Value	—		414 (2)	—	—
Receivable for Securities Sold	1,562		165	1,514	—
Receivable for Fund Shares Sold	167		34	808	3,511
Interest and Dividends Receivable	12		9	247	2
Foreign Tax Reclaims Receivable	—		—	12	—

Total Assets	101,105		26,164	448,646	620,587

LIABILITIES
Payable for Securities Purchased	—		473	670	5,186
Payable for Fund Shares Redeemed	368		1,440	413	424
Accrued Directors’ Fees and Expenses	5		4	5	9
Accrued Compliance Expense	—	(3)	— (3)	1	1
Accrued Management Fees	76		42	270	390
Accrued Distribution Fees	2		2	11	36
Other Accrued Expenses	70		23	206	187

Total Liabilities	521		1,984	1,576	6,233

NET ASSETS	$100,584		$24,180	$447,070	$614,354

NET ASSETS CONSIST OF:
Paid-in Capital	$84,331		$30,191	$586,986	$408,403
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency	3,619		(3,423)	(133,192)	7,006
Unrealized Appreciation (Depreciation) of Investments	12,634		(2,466)	(9,534)	198,882
Undistributed Net Investment Income (Loss)	—		(122)	2,810	63

NET ASSETS	$100,584		$24,180	$447,070	$614,354

NET ASSETS ATTRIBUTABLE TO:
I Class Share	$91,091		$12,988	$396,729	$432,203

N Class Share	$9,493		$11,192	$50,341	$182,151

CAPITAL SHARES OUTSTANDING: (4)
I Class Share	6,211,693		1,691,238	30,402,714	23,786,462

N Class Share	649,605		1,457,337	3,871,725	10,505,771

NET ASSET VALUE PER SHARE: (5)
I Class Share	$14.66		$7.68	$13.05	$18.17

N Class Share	$14.61		$7.68	$13.00	$17.34

(1)	The identified cost for the TCW Growth Equities Fund, the TCW International Small Cap Fund, the TCW Relative Value Large Cap Fund and the TCW Select Equities Fund at October 31, 2011 was $86,730, $28,008, $455,599 and $418,192, respectively.
(2)	The identified cost at October 31, 2011 was $414.
(3)	Amount rounds to less than $1.
(4)	The number of authorized shares, with a par value of $0.001 per share, for the TCW Growth Equities Fund is 4,000,000,000 for each of the I Class and N Class shares, the TCW International Small Cap Fund and the TCW Relative Value Large Cap Fund is 2,000,000,000 for each of the I Class and N Class shares, the TCW Select Equities Fund is 1,667,000,000 for each of the I Class and N Class shares.
(5)	Represents offering price and redemption price per share.

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Assets and Liabilities	October 31, 2011

	TCW Small Cap Growth Fund	TCW SMID Cap Growth Fund	TCW Value Opportunities Fund	TCW Global Conservative Allocation Fund (1)
	Dollar Amounts in Thousands (Except per Share Amounts)
ASSETS
Investments, at Value (2)	$1,188,984	$45,860	$132,333	$—
Investment in Affiliated Issuers, at Value (2)	—	—	—	12,329
Cash	—	—	—	184
Receivable for Securities Sold	11,937	652	1,645	—
Receivable for Fund Shares Sold	4,419	—	125	1
Interest and Dividends Receivable	199	6	41	31

Total Assets	1,205,539	46,518	134,144	12,545

LIABILITIES
Payable for Securities Purchased	7,679	482	502	10
Payable for Fund Shares Redeemed	1,458	—	216	—
Disbursements in Excess of Available Cash	—	—	704	—
Accrued Directors’ Fees and Expenses	5	5	9	5
Accrued Compliance Expense	3	— (3)	1	—
Accrued Management Fees	954	11	129	3
Accrued Distribution Fees	47	5	6	—	(3)
Other Accrued Expenses	507	31	119	22

Total Liabilities	10,653	534	1,686	40

NET ASSETS	$1,194,886	$45,984	$132,458	$12,505

NET ASSETS CONSIST OF:
Paid-in Capital	$1,153,433	$52,338	$149,521	$11,903
Accumulated Net Realized Gain (Loss) on Investments	(10,173)	(2,550)	(23,381)	212
Unrealized Appreciation (Depreciation) of Investments	51,626	(3,803)	6,226	257
Undistributed Net Investment Income (Loss)	—	(1)	92	133

NET ASSETS	$1,194,886	$45,984	$132,458	$12,505

NET ASSETS ATTRIBUTABLE TO:
I Class Share	$956,904	$23,057	$99,211	$11,356

N Class Share	$237,982	$22,927	$33,247	$1,149

CAPITAL SHARES OUTSTANDING: (4)
I Class Share	34,376,222	2,213,552	5,691,464	1,080,211

N Class Share	8,904,451	2,200,703	1,948,747	109,300

NET ASSET VALUE PER SHARE: (5)
I Class Share	$27.84	$10.42	$17.43	$10.51

N Class Share	$26.73	$10.42	$17.06	$10.51

(1)	Formerly TCW Conservative Allocation Fund.
(2)	The identified cost for the TCW Small Cap Growth Fund, the TCW SMID Cap Growth Fund, the TCW Value Opportunities Fund and the TCW Global Conservative Allocation Fund at October 31, 2011 was $1,137,358, $49,663, $126,107 and $12,072, respectively.
(3)	Amount rounds to less than $1.
(4)	The number of authorized shares, with a par value of $0.001 per share, for the TCW Small Cap Growth Fund is 1,666,000,000 for each of the I Class and N Class shares, the TCW SMID Cap Growth Fund is 2,000,000,000 for each of the I Class and N Class shares, the TCW Value Opportunities Fund and TCW Global Conservative Allocation Fund is 2,000,000,000 for each of the I Class and N Class shares.
(5)	Represents offering price and redemption price per share.

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Assets and Liabilities	October 31, 2011

	TCW Global Moderate Allocation Fund (1)		TCW Global Flexible Allocation Fund (2)
	Dollar Amounts in Thousands (Except per Share Amounts)
ASSETS
Investments, at Value (3)	$1,359		$514
Investment in Affiliated Issuers, at Value (3)	10,649		1,147
Cash	179		24
Interest and Dividends Receivable	23		1
Receivable from Investment Advisor	1		2

Total Assets	12,211		1,688

LIABILITIES
Payable for Securities Purchased	14		—
Accrued Directors’ Fees and Expenses	5		5
Accrued Distribution Fees	—	(4)	—	(4)
Other Accrued Expenses	23		22

Total Liabilities	42		27

NET ASSETS	$12,169		$1,661

NET ASSETS CONSIST OF:
Paid-in Capital	$10,663		$1,616
Accumulated Net Realized Gain on Investments	408		(14)
Unrealized Appreciation of Investments	929		49
Undistributed Net Investment Income (Loss)	169		10

NET ASSETS	$12,169		$1,661

NET ASSETS ATTRIBUTABLE TO:
I Class Share	$12,054		$1,562

N Class Share	$115		$99

CAPITAL SHARES OUTSTANDING: (5)
I Class Share	1,308,971		188,243

N Class Share	12,610		11,951

NET ASSET VALUE PER SHARE:
I Class Share	$9.21		$8.30

N Class Share	$9.15		$8.30

(1)	Formerly TCW Moderate Allocation Fund.
(2)	Formerly TCW Aggressive Allocation Fund.
(3)	The identified cost for the TCW Global Moderate Allocation Fund and the TCW Global Flexible Allocation Fund at October 31, 2011 was $11,079 and $1,612, respectively.
(4)	Amount rounds to less than $1.
(5)	The number of authorized shares, with a par value of $0.001 per share, for the TCW Global Moderate Allocation Fund and the TCW Global Flexible Allocation Fund is 2,000,000,000 for each of the I Class and N Class shares.

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Operations	Year Ended October 31, 2011

	TCW Concentrated Value Fund		TCW Dividend Focused Fund		TCW Emerging Markets Equities Fund	TCW Growth Fund
	Dollar Amounts in Thousands
INVESTMENT INCOME
Income:
Dividends	$637		$16,868	(1)	$458 (1)	$166	(1)
Interest	—	(2)	1		— (2)	—	(2)

Total	637		16,869		458	166

Expenses:
Management Fees	335		4,833		252	188
Accounting Services Fees	9		88		6	5
Administration Fees	9		82		12	17
Transfer Agent Fees:
I Class	10		19		9	8
N Class	9		524		8	9
Custodian Fees	15		23		78	43
Professional Fees	37		53		9	19
Directors’ Fees and Expenses	17		17		17	17
Registration Fees:
I Class	15		13		15	24
N Class	13		38		15	26
Distribution Fees:
N Class	55		1,456		15	2
Compliance Expense	1		16		1	—	(2)
Shareholder Reporting Expense	3		8		3	6
Other	17		160		8	6

Total	545		7,330		448	370
Less Expenses Borne by Investment Advisor:
I Class	—		—		—	81
N Class	—		—		30	41

Net Expenses	545		7,330		418	248

Net Investment Income (Loss)	92		9,539		40	(82)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments	9,143		47,901		(491)	221
Foreign Currency	—		—		(23)	—	(2)
Change in Unrealized Appreciation (Depreciation) on:
Investments	(5,663)		(9,882)		(3,622)	(499)
Foreign Currency	—		—		2	—

Net Realized and Unrealized Gain (Loss) on Investments	3,480		38,019		(4,134)	(278)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,572		$47,558		$ (4,094)	$(360)

(1)	Net of foreign taxes withheld. Total amounts withheld for the TCW Concentrated Value Fund, the TCW Dividend Focused Fund, the TCW Emerging Markets Equities Fund and the TCW Growth Fund were $0, $2, $51 and $1, respectively.
(2)	Amount rounds to less than $1.

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Operations	Year Ended October 31, 2011

	TCW Growth Equities Fund		TCW International Small Cap Fund (1)	TCW Relative Value Large Cap Fund		TCW Select Equities Fund
	Dollar Amounts in Thousands
INVESTMENT INCOME
Income:
Dividends	$568	(2)	$112 (2)	$8,524	(2)	$3,601	(2)
Interest	—	(3)	— (3)	1		1

Total	568		112	8,525		3,602

Expenses:
Management Fees	1,195		109	3,520		4,092
Accounting Services Fees	18		3	59		73
Administration Fees	24		7	55		67
Transfer Agent Fees:
I Class	53		8	349		290
N Class	22		7	54		140
Custodian Fees	27		22	19		19
Professional Fees	37		6	49		49
Directors’ Fees and Expenses	17		13	17		17
Registration Fees:
I Class	19		21	25		28
N Class	16		21	12		21
Distribution Fees:
N Class	29		16	166		340
Compliance Expense	4		— (3)	11		14
Shareholder Reporting Expense	3		16	6		7
Other	32		6	127		139

Total	1,496		255	4,469		5,296
Less Expenses Borne by Investment Advisor:
I Class	1		12	—		—
N Class	61		34	—		—

Net Expenses	1,434		209	4,469		5,296

Net Investment Income (Loss)	(866)		(97)	4,056		(1,694)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments	7,636		(3,423)	13,027		16,737
Foreign Currency	—		(29)	—		—
Change in Unrealized Appreciation (Depreciation) on Investments	(989)		(2,466)	8,365		48,317

Net Realized and Unrealized Gain (Loss) on Investments	6,647		(5,918)	21,392		65,054

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,781		$(6,015)	$25,448		$63,360

(1)	For the period February 28, 2011 (Commencement of Operations) through October 31, 2011.
(2)	Net of foreign taxes withheld. Total amounts withheld for the TCW Growth Equities Fund, the TCW International Small Cap Fund, the TCW Relative Value Large Cap Fund and the TCW Select Equities Fund were $8, $7, $1 and $31, respectively.
(3)	Amount rounds to less than $1.

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Operations	Year Ended October 31, 2011

	TCW Small Cap Growth Fund	TCW SMID Cap Growth Fund (2)	TCW Value Opportunities Fund	TCW Global Conservative Allocation Fund (1)
	Dollar Amounts in Thousands
INVESTMENT INCOME
Income:
Dividends	$3,566 (3)	$50 (3)	$3,446	$8
Dividends from Investment in Affiliated Issuers	—	—	—	205
Interest	82	— (4)	1	—	(4)

Total	3,648	50	3,447	213

Expenses:
Management Fees	10,693	206	1,681	—
Accounting Services Fees	147	5	31	3
Administration Fees	146	22	38	5
Transfer Agent Fees:
I Class	1,039	10	92	8
N Class	299	13	142	9
Custodian Fees	141	52	26	5
Professional Fees	56	5	41	12
Directors’ Fees and Expenses	17	19	17	17
Registration Fees:
I Class	87	56	18	16
N Class	44	30	23	15
Distribution Fees:
N Class	611	25	142	2
Compliance Expense	38	— (4)	6	—
Shareholder Reporting Expense	17	2	11	6
Other	339	6	88	6

Total	13,674	451	2,356	104
Less Expenses Borne by Investment Advisor:
I Class	—	103	—	16
N Class	—	101	73	24

Net Expenses	13,674	247	2,283	64

Net Investment Income (Loss)	(10,026)	(197)	1,164	149

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments	20,821	(2,550)	35,322	—
Investments in Affiliated Issuers	—	—	—	260
Change in Unrealized Appreciation (Depreciation) on:
Investments	(3,762)	(3,803)	(19,801)	—
Investments in Affiliated Issuers	—	—	—	(224)

Net Realized and Unrealized Gain (Loss) on Investments	17,059	(6,353)	15,521	36

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$7,033	$(6,550)	$16,685	$185

(1)	Formerly TCW Conservative Allocation Fund.
(2)	For the period November 1, 2010 (Commencement of Operations) through October 31, 2011.
(3)	Net of foreign taxes withheld. Total amounts withheld for the TCW Small Cap Growth Fund and the TCW SMID Cap Growth Fund were $34 and $1, respectively.
(4)	Amount rounds to less than $1.

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Operations	Year Ended October 31, 2011

	TCW Global Moderate Allocation Fund (1)	TCW Global Flexible Allocation Fund (2)
	Dollar Amounts in Thousands
INVESTMENT INCOME
Income:
Dividends	$—	$8
Dividends from Investment in Affiliated Issuers	328	26
Interest	—	—	(3)

Total	328	34

Expenses:
Accounting Services Fees	4	3
Administration Fees	9	5
Transfer Agent Fees:
I Class	8	8
N Class	8	8
Custodian Fees	5	4
Professional Fees	12	12
Directors’ Fees and Expenses	17	17
Registration Fees:
I Class	14	14
N Class	14	14
Distribution Fees:
N Class	— (3)	—	(3)
Shareholder Reporting Expense	6	6
Other	9	4

Total	106	95
Less Expenses Borne by Investment Advisor:
I Class	—	43
N Class	22	23

Net Expenses	84	29

Net Investment Income	244	5

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments	(39)	(54)
Investments in Affiliated Issuers	609	67
Realized Gain Distributed from Affiliated Issuers	—	3
Change in Unrealized Appreciation (Depreciation) on:
Investments	(88)	(18)
Investments in Affiliated Issuers	48	21

Net Realized and Unrealized Gain (Loss) on Investments	530	19

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$774	$24

(1)	Formerly TCW Moderate Allocation Fund.
(2)	Formerly TCW Aggressive Allocation Fund.
(3)	Amount rounds to less than $1.

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Concentrated Value Fund		TCW Dividend Focused Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income	$92	$124	$9,539	$10,889
Net Realized Gain on Investments	9,143	4,637	47,901	32,359
Change in Unrealized Appreciation (Depreciation) on Investments	(5,663)	1,893	(9,882)	59,647

Increase in Net Assets Resulting from Operations	3,572	6,654	47,558	102,895

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Investment Income:
I Class	(83)	(289)	(1,131)	(959)
N Class	(2)	(150)	(7,554)	(9,299)

Total Distributions to Shareholders	(85)	(439)	(8,685)	(10,258)

NET CAPITAL SHARE TRANSACTIONS
I Class	(12,520)	(3,920)	(6,225)	6,188
N Class	(32,681)	(330)	(72,230)	(87,615)

Decrease in Net Assets Resulting from Net Capital Shares Transactions	(45,201)	(4,250)	(78,455)	(81,427)

Increase (Decrease) in Net Assets	(41,714)	1,965	(39,582)	11,210
NET ASSETS
Beginning of Year	65,071	63,106	608,102	596,892

End of Year	$23,357	$65,071	$568,520	$608,102

Undistributed Net Investment Income	$40	$33	$122	$450

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Emerging Markets Equities Fund		TCW Growth Fund
	Year Ended October 31, 2011	December 14, 2009 (Commencement of Operations) through October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income (Loss)	$40	$(63)	$(82)	$(5)
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(514)	(210)	221	49
Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions	(3,620)	1,488	(499)	151

Increase (Decrease) in Net Assets Resulting from Operations	(4,094)	1,215	(360)	195

NET CAPITAL SHARE TRANSACTIONS
I Class	139	18,435	25,796	158
N Class	1,483	5,234	134	30

Increase in Net Assets Resulting from Net Capital Shares Transactions	1,622	23,669	25,930	188

Increase (Decrease) in Net Assets	(2,472)	24,884	25,570	383
NET ASSETS
Beginning of Year	24,884	—	1,197	814

End of Year	$22,412	$24,884	$26,767	$1,197

Undistributed Net Investment Income (Loss)	$(1)	$—	$—	$—

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Growth Equities Fund		TCW International Small Cap Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010	February 28, 2011 (Commencement of Operations) through October 31, 2011
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income (Loss)	$(866)	$(556)	$(97)
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	7,636	6,226	(3,452)
Change in Unrealized Appreciation (Depreciation) on Investments	(989)	10,456	(2,466)

Increase (Decrease) in Net Assets Resulting from Operations	5,781	16,126	(6,015)

NET CAPITAL SHARE TRANSACTIONS
I Class	(15,942)	44,112	16,207
N Class	(1,740)	4,646	13,988

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	(17,682)	48,758	30,195

Increase (Decrease) in Net Assets	(11,901)	64,884	24,180
NET ASSETS
Beginning of Year	112,485	47,601	—

End of Year	$100,584	$112,485	$24,180

Undistributed Net Investment Income (Loss)	$—	$—	$(122)

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Relative Value Large Cap Fund		TCW Select Equities Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income (Loss)	$4,056	$5,817	$(1,694)	$(1,360)
Net Realized Gain on Investments	13,027	28,775	16,737	8,013
Change in Unrealized Appreciation (Depreciation) on Investments	8,365	26,686	48,317	85,404

Increase in Net Assets Resulting from Operations	25,448	61,278	63,360	92,057

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Investment Income:
I Class	(4,112)	(7,012)	—	—
N Class	(577)	(1,529)	—	—

Total Distributions to Shareholders	(4,689)	(8,541)	—	—

NET CAPITAL SHARE TRANSACTIONS
I Class	3,768	(82,537)	(2,924)	(39,826)
N Class	(19,066)	(44,577)	39,545	(39,111)

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	(15,298)	(127,114)	36,621	(78,937)

Increase (Decrease) in Net Assets	5,461	(74,377)	99,981	13,120
NET ASSETS
Beginning of Year	441,609	515,986	514,373	501,253

End of Year	$447,070	$441,609	$614,354	$514,373

Undistributed Net Investment Income (Loss)	$2,810	$3,895	$63	$63

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Small Cap Growth Fund		TCW SMID Cap Growth Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010	November 1, 2010 (Commencement of Operations) through October 31, 2011

	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income (Loss)	$(10,026)	$(4,078)	$(197)
Net Realized Gain (Loss) on Investments	20,821	41,352	(2,550)
Change in Unrealized Appreciation (Depreciation) on Investments	(3,762)	65,202	(3,803)

Increase (Decrease) in Net Assets Resulting from Operations	7,033	102,476	(6,550)

NET CAPITAL SHARE TRANSACTIONS
I Class	360,173	328,184	26,263
N Class	55,724	42,364	26,271

Increase in Net Assets Resulting from Net Capital Shares Transactions	415,897	370,548	52,534

Increase in Net Assets	422,930	473,024	45,984
NET ASSETS
Beginning of Year	771,956	298,932	—

End of Year	$1,194,886	$771,956	$45,984

Undistributed Net Investment Income (Loss)	$—	$—	$(1)

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Value Opportunities Fund		TCW Global Conservative Allocation Fund (1)
	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income	$1,164	$1,538	$149	$106
Net Realized Gain on Investments	35,322	19,447	260	346
Change in Unrealized Appreciation (Depreciation) on Investments	(19,801)	22,058	(224)	73

Increase in Net Assets Resulting from Operations	16,685	43,043	185	525

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Investment Income:
I Class	(1,302)	(1,453)	(88)	(108)
N Class	(349)	(184)	(5)	(3)
Distributions from Net Realized Gain:
I Class	—	—	(212)	—
N Class	—	—	(11)	—

Total Distributions to Shareholders	(1,651)	(1,637)	(316)	(111)

NET CAPITAL SHARE TRANSACTIONS
I Class	(63,261)	(77,640)	6,702	151
N Class	(25,747)	6,418	979	89

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	(89,008)	(71,222)	7,681	240

Increase (Decrease) in Net Assets	(73,974)	(29,816)	7,550	654
NET ASSETS
Beginning of Year	206,432	236,248	4,955	4,301

End of Year	$132,458	$206,432	$12,505	$4,955

Undistributed Net Investment Income	$92	$610	$133	$77

(1)	Formerly TCW Conservative Allocation Fund.

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Global Moderate Allocation Fund (1)		TCW Global Flexible Allocation Fund (2)
	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income	$244	$270	$5	$13
Net Realized Gain on Investments	570	196	16	143
Change in Unrealized Appreciation (Depreciation) on Investments	(40)	799	3	(45)

Increase in Net Assets Resulting from Operations	774	1,265	24	111

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Investment Income:
I Class	(293)	(85)	(14)	(16)
N Class	(1)	(1)	(1)	(1)

Total Distributions to Shareholders	(294)	(86)	(15)	(17)

NET CAPITAL SHARE TRANSACTIONS
I Class	(7,040)	15,828	(805)	1,330
N Class	— (3)	12	2	10

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	(7,040)	15,840	(803)	1,340

Increase (Decrease) in Net Assets	(6,560)	17,019	(794)	1,434
NET ASSETS
Beginning of Year	18,729	1,710	2,455	1,021

End of Year	$12,169	$18,729	$1,661	$2,455

Undistributed Net Investment Income (Loss)	$169	$219	$10	$5

(1)	Formerly TCW Moderate Allocation Fund.
(2)	Formerly TCW Aggressive Allocation Fund.
(3)	Amount rounds to less than $1.

See accompanying notes to financial statements.

TCW Funds, Inc.

Notes to Financial Statements

Note 1 — Organization

TCW Funds, Inc., a Maryland corporation (the “Company”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), that currently offers 22 no-load mutual funds (the “Funds”). TCW Investment Management Company (the “Advisor”) is the investment advisor to and an affiliate of the Funds and is registered under the Investment Advisers Act of 1940. Each Fund has distinct investment objectives. The following are the objectives for the 14 Equity Funds that are covered in this report:

TCW Fund	Investment Objective
Non-Diversified International Equity Fund

TCW Emerging Markets Equities Fund	Seeks long-term capital appreciation by investing in equity securities of companies in emerging market countries around the world.

TCW International Small Cap Fund	Seeks long-term capital appreciation by investing in equity securities of small capitalization companies that are domiciled outside the United States.

Non-Diversified U.S. Equity Funds

TCW SMID Cap Growth Fund	Seeks long-term capital appreciation by investing primarily in equity securities issued by companies with market capitalizations within the range of companies comprising the Russell 2500® Growth Index.

Diversified U.S. Equity Funds

TCW Concentrated Value Fund	Seeks long-term capital appreciation by investing in equity securities of 25 to 40 large capitalization companies.

TCW Dividend Focused Fund	Seeks high level of dividend income by investing equity securities issued by companies that have a record of paying dividends.

TCW Growth Fund	Seeks long-term capital appreciation by investing primarily in equity securities issued by companies with market capitalizations within the range of companies comprising the Russell 3000® Growth Index.

TCW Growth Equities Fund	Seeks long-term capital appreciation by investing primarily in equity securities issued by companies with market capitalizations within the range of companies comprising the Russell Mid Cap® Growth Index.

TCW Relative Value Large Cap Fund	Seeks capital appreciation by investing in equity securities of large capitalization companies; current income is a secondary investment objective.

TCW Funds, Inc.

October 31, 2011

Note 1 — Organization (Continued)

TCW Fund	Investment Objective

TCW Select Equities Fund	Seeks long-term capital appreciation by investing in common stocks of mid and large capitalization companies.

TCW Small Cap Growth Fund	Seeks long-term capital appreciation by investing in equity securities issued by small capitalization growth companies.

TCW Value Opportunities Fund	Seeks long-term capital appreciation by investing primarily in equity securities issued by companies with market capitalizations within the ranges of companies comprising the Russell Mid Cap® Value Index.

Fund of Funds

TCW Global Conservative Allocation Fund	Seeks current income and secondarily, long-term capital appreciation by investing in a combination of fixed income funds and equity funds that utilize diverse investment styles such as growth and/or value investing.

TCW Global Moderate Allocation Fund	Seeks long-term capital appreciation and secondarily current income by investing in a combination of (i) equity funds that utilize diverse investment styles, such as growth and/or value investing, and (ii) fixed income funds. The Fund invests between 40% and 80% of its net assets in equity funds and between 20% and 80% in fixed income funds. The Fund also invests in ETFs and ETNs.

TCW Global Flexible Allocation Fund	Seeks long-term capital appreciation by investing in a combination of (i) equity funds that utilize diverse investment styles, such as growth and/or value investing, and (ii) fixed income funds. The Fund invests between 50% and 100% of its net assets in equity funds and between 10% and 50% in fixed income funds. The Fund also invests in ETFs and ETNs.

Effective January 1, 2011, the names of the TCW Conservative Allocation Fund, TCW Moderate Allocation Fund, and TCW Aggressive Allocation Fund changed to TCW Global Conservative Allocation Fund, TCW Global Moderate Allocation Fund, and TCW Global Flexible Allocation Fund, respectively. There is no change in the investment objective.

All Equity Funds offer two classes of shares: I Class and N Class. The Classes are substantially the same except that the N Class shares are subject to a distribution fee.

The TCW Global Conservative Allocation Fund, the TCW Global Moderate Allocation Fund and the TCW Global Flexible Allocation Fund (collectively, “Allocation Funds”) invest in other TCW Funds along with

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 1 — Organization (Continued)

Metropolitan West Funds which are affiliated funds. The ownership percentage of Allocation Funds in each of the underlying funds at October 31, 2011 is as follows:

Name of Affiliated Issuer	TCW Global Conservative Allocation Fund (1)	TCW Global Moderate Allocation Fund (1)	TCW Global Flexible Allocation Fund (1)
Metropolitan West High Yield Bond Fund	N/A	0.08%	0.00%
Metropolitan West Total Return Bond Fund	0.02%	0.00%	0.00%
TCW Emerging Markets Income Fund	N/A	N/A	0.01%
TCW Growth Equities Fund	0.99%	1.25%	0.13%
TCW Relative Value Large Cap Fund	0.36%	0.39%	0.06%
TCW Select Equities Fund	0.54%	0.53%	0.06%
TCW Small Cap Growth Fund	N/A	N/A	0.01%
TCW Total Return Bond Fund	0.07%	0.03%	0.00%
TCW Value Opportunities Fund	N/A	0.45%	0.04%

(1)	Percentage ownership based on total net assets of the underlying fund.

The financial statements of the Metropolitan West High Yield Bond Fund, the Metropolitan West Total Return Bond Fund, the TCW Emerging Markets Income Fund and the TCW Total Return Bond Fund are available by calling 800-FUND-TCW (800-386-3829) or by going to the SEC website at www.sec.gov. Financial statements for the remaining underlying funds are included in this report.

Note 2 — Significant Accounting Policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the Funds in the preparation of their financial statements.

Principles of Accounting:    The Funds use the accrual method of accounting for financial reporting purposes.

Net Asset Value:    The Net Asset Value of each Fund’s shares is determined by dividing the net assets attributable to each Class of shares of the Fund by the number of issued and outstanding shares of that Class on each business day as of 1:00 p.m. Pacific Standard/Daylight Time.

Cash and Cash Equivalents:    The Company has defined cash and cash equivalents as cash which can be in interest-bearing accounts. The Funds also maintain cash in bank account deposits that, at times, may exceed federally insured limits. The Funds have not experienced any losses in any such accounts and do not believe they are exposed to any significant credit risk on such bank deposits.

Security Valuations:    Securities listed or traded on the New York, NASDAQ or other stock exchanges are valued at the latest sale price (or official closing price as reported) on that exchange (if there were no sales that day, the security is valued at the latest bid price). All other securities for which over-the-counter market quotations are readily available are valued at the latest bid price, as furnished by independent pricing services. Exchange-traded notes are valued at the last sale price on the primary market or exchange on which they are traded on the day of valuation. Investments in the Allocation Funds are valued based on the net asset value per share of the underlying funds.

The Company has adopted, after the approval by the Company’s Board of Directors, a fair valuation methodology for the TCW Emerging Markets Equities Fund and TCW International Small Cap Fund that

TCW Funds, Inc.

October 31, 2011

Note 2 — Significant Accounting Policies (Continued)

invest in foreign equity securities (exclusive of Latin American and Canadian equity securities). This methodology is designed to address the effect of movements in the U.S. market on the securities traded on a foreign exchange that has been closed for a period of time due to time zone difference. The utilization of the fair value model may result in the adjustment of prices taking into account fluctuations in the U.S. market. The fair value model is utilized each trading day and is not dependent on certain thresholds or triggers.

Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. Other short-term debt securities are valued on a marked-to-market basis until such time as they reach a remaining maturity of 60 days, whereupon they are valued at amortized value using their value on the 61st day prior to maturity.

Securities for which market quotations are not readily available, including circumstances under which it is determined by the Advisor that sale or bid prices are not reflective of a security’s market value, are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Company’s Board of Directors.

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“GAAP”), the Funds disclose investments in a three-tier hierarchy. This hierarchy is utilized to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 —	quoted prices in active markets for identical investments
Level 2 —	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 —	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements:    A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows:

Equity securities.    Securities are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded, valuation adjustments are not applied and they are categorized in Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are valued at a discount to similar publicly traded securities and may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety, otherwise they may be categorized as Level 3. Restricted securities held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and, therefore, the inputs are unobservable. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets and the movement of certain indexes of securities based on a statistical analysis of the historical relationship and are categorized in Level 2 of the fair value hierarchy.

Short-Term investments.    Short-term investments maturing within 60 days are valued using amortized cost, which is used if it approximates market value, and are reflected as Level 2. Repurchase agreements are fully collateralized. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest.

Restricted securities.    Restricted securities that are deemed to be both Rule 144A securities and illiquid, as well as restricted securities held in non-public entities, are included in Level 3 of the fair value hierarchy because they trade infrequently, and, therefore, the inputs are unobservable. Any other restricted securities are valued at a discount to similar publicly traded securities and may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety, otherwise they may be categorized as Level 3.

The Funds, with the exception of the TCW Emerging Markets Equities Fund and TCW International Small Cap Fund, had all investments at Level 1, with the corresponding industries as represented in the Schedule of Investments, and all short-term investments at Level 2, as of October 31, 2011.

TCW Funds, Inc.

October 31, 2011

Note 2 — Significant Accounting Policies (Continued)

The following is a summary of the inputs used as of October 31, 2011 in valuing the TCW Emerging Markets Equities Fund and TCW International Small Cap Fund investments:

TCW Emerging Markets Equities Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equity Securities
Common Stock
Air Freight & Logistics	$—	$70,053	$—	$70,053
Auto Components	—	75,554	—	75,554
Automobiles	—	275,745	—	275,745
Beverages	120,690	—	—	120,690
Chemicals	—	406,907	—	406,907
Commercial Banks	2,021,635	1,104,907	—	3,126,542
Communications Equipment	—	270,492	—	270,492
Construction & Engineering	—	56,169	—	56,169
Construction Materials	226,687	597,608	—	824,295
Electrical Equipment	—	317,735	—	317,735
Electronic Equipment, Instruments & Components	—	257,487	—	257,487
Energy Equipment & Services	911,116	—	—	911,116
Food & Staples Retailing	302,539	—	—	302,539
Food Products	106,314	—	—	106,314
Health Care Providers & Services	148,247	—	—	148,247
Hotels, Restaurants & Leisure	615,335	180,311	—	795,646
Household Durables	253,673	—	—	253,673
Insurance	—	203,648	—	203,648
Internet Software & Services	1,645,469	412,478	—	2,057,947
IT Services	414,820	—	—	414,820
Machinery	—	267,693	—	267,693
Media	—	224,391	—	224,391
Metals & Mining	367,633	1,338,261	—	1,705,894
Multiline Retail	176,835	—	—	176,835
Oil, Gas & Consumable Fuels	2,980,694	1,513,606	—	4,494,300
Personal Products	—	60,589	—	60,589
Professional Services	157,012	—	—	157,012
Real Estate Management & Development	159,387	455,639	—	615,026
Semiconductors & Semiconductor Equipment	—	1,198,572	—	1,198,572
Specialty Retail	—	82,353	—	82,353
Trading Companies & Distributors	—	88,725	—	88,725
Wireless Telecommunication Services	158,948	—	—	158,948

Total Common Stock	10,767,034	9,458,923	—	20,225,957

Preferred Stock
Automobiles	—	245,238	—	245,238
Commercial Banks	766,639	91,674	—	858,313
Metals & Mining	559,816	—	—	559,816
Multiline Retail	387,427	—	—	387,427

Total Preferred Stock	1,713,882	336,912	—	2,050,794

Total Equity Securities	12,480,916	9,795,835	—	22,276,751

Short-Term Investments	—	96,987	—	96,987

Total	$12,480,916	$9,892,822	$—	$22,373,738

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

TCW International Small Cap Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equity Securities
Common Stock
Capital Markets	$914,055	$—	$—	$914,055
Chemicals	515,957	—	—	515,957
Commercial Banks	—	1,107,489	—	1,107,489
Commercial Services & Supplies	486,712	—	—	486,712
Consumer Finance	—	817,343	—	817,343
Diversified Financial Services	—	935,897	—	935,897
Gas Utilities	—	513,566	—	513,566
Health Care Providers & Services	504,412	—	—	504,412
Health Care Technology	—	271,345	—	271,345
Insurance	432,478	—	—	432,478
Internet & Catalog Retail	—	746,896	—	746,896
Internet Software & Services	391,200	958,464	—	1,349,664
Media	—	1,455,656	—	1,455,656
Metals & Mining	5,848,315	1,992,415	—	7,840,730
Oil, Gas & Consumable Fuels	2,084,129	1,206,003	—	3,290,132
Personal Products	—	322,822	—	322,822
Professional Services	415,620	—	—	415,620
Real Estate Management & Development	1,435,228	839,069	—	2,274,297
Specialty Retail	—	644,054	—	644,054

Total Common Stock	13,028,106	11,811,019	—	24,839,125

Exchange-Traded Fund (ETF)	444,084	—	—	444,084

Short-Term Investment	—	259,169	—	259,169

Total	$13,472,190	$12,070,188	$—	$25,542,378

The Funds did not have any transfers in and out of Level 1 and Level 2 of the fair value hierarchy during the year ended October 31, 2011.

The Fund’s policy on transfers between levels is to recognize them at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value during the year ended October 31, 2011:

Investments in Securities	Balance as of October 31, 2010	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of October 31, 2011	Change in Unrealized Appreciation (Depreciation) from Investments Held at October 31, 2011
TCW Small Cap Growth Fund
Equity Securities	$—	$—	$(12,678,185)	$—	$13,073,951	$(395,766)	$—	$—	$—	$—

Total	$—	$—	$(12,678,185)	$—	$13,073,951	$(395,766)	$—	$—	$—	$—

TCW Funds, Inc.

October 31, 2011

Note 2 — Significant Accounting Policies (Continued)

Security Transactions and Related Investment Income:    Security transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Premiums and discounts on securities purchased, including original issue discounts, are amortized over the life of the respective securities using a constant yield to maturity method. Realized gains and losses on investments are recorded on the basis of specific identification.

Foreign Currency Translation:    The books and records of each Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the Statements of Operations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in, or are a reduction of, ordinary income for federal income tax purposes.

Foreign Taxes:    The Funds may be subject to withholding taxes on income and capital gains imposed by certain countries in which they invest. The withholding tax on income is netted against the income accrued or received. Any reclaimable taxes are recorded as income. The withholding tax on realized or unrealized gain is recorded as a liability.

Repurchase Agreements:    The Funds may invest in repurchase agreements secured by U.S. government obligations and by other securities. Securities pledged as collateral for repurchase agreements are held by the Funds’ custodian bank until maturity of the repurchase agreements. Provisions of the agreements ensure that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreements, realization and/or retention of the collateral may be subject to legal proceedings.

Security Lending:    The Funds may lend their securities to qualified brokers. The loans must be collateralized at all times primarily with cash although the Funds can accept money market instruments or U.S. government securities with a market value at least equal to the market value of the securities on loan. As with any extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Funds earn additional income for lending their securities by investing the cash collateral in short-term investments. The Funds did not lend any securities during the year ended October 31, 2011.

Allocation of Operating Activity for Multiple Classes:    Investment income, common expenses and realized and unrealized gains and losses are allocated among the classes of shares of the Funds based on the relative net assets of each class. Distribution and administrative services fees, which are directly attributable to a class of shares, are charged to the operations of the class. All other expenses are charged to each Fund or class as incurred on a specific identification basis. Differences in class specific fees and expenses will result in differences in net investment income, and therefore, the payment of different per share dividends by each class.

Dividends and Distributions:    Dividends and distributions to shareholders are recorded on the ex-dividend date. The TCW Dividend Focused Fund declares and pays, or reinvests, dividends from net investment income quarterly. The other Equity Funds and Allocation Funds declare and pay, or reinvest, dividends

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

from net investment income annually. Distribution of capital gains realized by a Fund will be distributed at least annually.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions, market discount and premium, losses deferred due to wash sales, excise tax regulations and employing equalization in determining amounts to be distributed to fund shareholders. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment income (loss), and/or undistributed accumulated realized gain (loss). Undistributed net investment income or loss may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or capital gain remaining at fiscal year-end is distributed in the following year. Dividends received from real estate investment trust securities may include return of capital. Such distributions reduce the cost basis of the respective securities. Distributions, if any, in excess of the cost basis of the security are recognized as capital gain.

Use of Estimates:    The preparation of the accompanying financial statements requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

Note 3 — Federal Income Taxes

It is the policy of each Fund to comply with the requirements under Subchapter M of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

For the years ended October 31, 2011 and 2010, the Funds below realized on a tax basis the following net realized loss on security transactions (amounts in thousands):

	Net Realized Loss
	2011	2010
TCW Emerging Markets Equities Fund	$445	$114
TCW International Small Cap Fund	3,423	—
TCW SMID Cap Growth Fund	2,116	—

TCW Funds, Inc.

October 31, 2011

Note 3 — Federal Income Taxes (Continued)

At October 31, 2011, the components of distributable earnings on a tax basis were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Total Distributable Earnings
TCW Concentrated Value Fund	$40	$—	$40
TCW Dividend Focused Fund	122	—	122
TCW Growth Fund	61	34	95
TCW Growth Equities Fund	—	3,668	3,668
TCW International Small Cap Fund	203	—	203
TCW Relative Value Large Cap Fund	2,810	—	2,810
TCW Select Equities Fund	—	8,464	8,464
TCW Global Conservative Allocation Fund	160	221	381
TCW Global Moderate Allocation Fund	465	141	606
TCW Global Flexible Allocation Fund	27	7	34

At the end of the previous fiscal year, October 31, 2010, the components of distributable earnings on a tax basis were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Total Distributable Earnings
TCW Concentrated Value Fund	$32	$—	$32
TCW Dividend Focused Fund	450	—	450
TCW Relative Value Large Cap Fund	3,895	—	3,895
TCW Value Opportunities Fund	610	—	610
TCW Global Conservative Allocation Fund	115	185	300
TCW Global Moderate Allocation Fund	219	—	219
TCW Global Flexible Allocation Fund	5	—	5

Permanent differences incurred during the year ended October 31, 2011, resulting from differences in book and tax accounting, have been reclassified at year-end between undistributed net investment income (loss), undistributed (accumulated) net realized gain (loss) and paid-in capital as follows, with no impact to the net asset value per share (amounts in thousands):

	Undistributed Net Investment Income (Loss)	Undistributed Accumulated Net Realized Gain (Loss)	Paid-in Capital
TCW Dividend Focused Fund	$(1,182)	$1,182	$—	(1)
TCW Emerging Markets Equities Fund	(41)	41	—	(1)
TCW Growth Fund	82	(82)	—	(1)
TCW Growth Equities Fund	866	4,654	(5,520)
TCW International Small Cap Fund	(25)	29	(4)
TCW Relative Value Large Cap Fund	(452)	452	—	(1)
TCW Select Equities Fund	1,693	(2,300)	607
TCW Small Cap Growth Fund	10,026	(16)	(10,010)
TCW SMID Cap Growth Fund	196	—	(196)
TCW Value Opportunities Fund	(31)	(14,680)	14,711
TCW Global Conservative Allocation Fund	—	(47)	47
TCW Global Moderate Allocation Fund	—	(87)	87
TCW Global Flexible Allocation Fund	15	(20)	5

(1)	Amount rounds to less than $1 (in thousands)

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 3 — Federal Income Taxes (Continued)

During the year ended October 31, 2011, the tax character of distributions paid was as follows (amounts in thousands):

	Ordinary Income	Long-Term Capital Gain	Total Distributions
TCW Concentrated Value Fund	$85	$—	$85
TCW Dividend Focused Fund	8,685	—	8,685
TCW Relative Value Large Cap Fund	4,689	—	4,689
TCW Value Opportunities Fund	1,651	—	1,651
TCW Global Conservative Allocation Fund	131	185	316
TCW Global Moderate Allocation Fund	294	—	294
TCW Global Flexible Allocation Fund	15	—	15

For the previous fiscal year ended October 31, 2010, the tax character of distributions paid was as follows (amounts in thousands):

	Ordinary Income	Long-Term Capital Gain	Total Distributions
TCW Concentrated Value Fund	$439	$—	$439
TCW Dividend Focused Fund	10,258	—	10,258
TCW Relative Value Large Cap Fund	8,541	—	8,541
TCW Value Opportunities Fund	1,637	—	1,637
TCW Global Conservative Allocation Fund	111	—	111
TCW Global Moderate Allocation Fund	86	—	86
TCW Global Flexible Allocation Fund	17	—	17

At October 31, 2011, net unrealized appreciation (depreciation) on investments for federal income tax purposes was as follows (amounts in thousands):

	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost of Investments for Federal Income Tax Purposes
TCW Concentrated Value Fund	$1,986	$(3,206)	$(1,220)	$24,197
TCW Dividend Focused Fund	47,728	(60,414)	(12,686)	580,572
TCW Emerging Markets Equities Fund	918	(3,115)	(2,197)	24,570
TCW Growth Fund	1,676	(2,107)	(431)	27,220
TCW Growth Equities Fund	18,333	(5,748)	12,585	86,779
TCW International Small Cap Fund	1,327	(4,118)	(2,791)	28,334
TCW Relative Value Large Cap Fund	36,083	(48,659)	(12,576)	458,641
TCW Select Equities Fund	202,597	(3,959)	198,638	418,436
TCW Small Cap Growth Fund	143,877	(101,465)	42,412	1,146,573
TCW SMID Cap Growth Fund	1,979	(6,216)	(4,237)	49,563
TCW Value Opportunities Fund	12,012	(10,224)	1,788	129,841
TCW Global Conservative Allocation Fund	324	(102)	222	12,108
TCW Global Moderate Allocation Fund	1,083	(184)	899	11,109
TCW Global Flexible Allocation Fund	70	(57)	13	1,649

TCW Funds, Inc.

October 31, 2011

Note 3 — Federal Income Taxes (Continued)

At October 31, 2011, the following Funds had net realized loss carryforwards for federal income tax purposes (amounts in thousands):

	Expiring In
	2016	2017	2018	2019
TCW Concentrated Value Fund	$—	$11,155	$—	$—
TCW Dividend Focused Fund	76,539	199,251	—	—
TCW Emerging Markets Equities Fund	—	—	114	445
TCW Relative Value Large Cap Fund	70,168	59,982	—	—
TCW Select Equities Fund	1,150	—	—	—
TCW Small Cap Growth Fund	959	—	—	—
TCW SMID Cap Growth Fund	—	—	—	2,116
TCW Value Opportunities Fund	8,600	10,252	—	—

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in the pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2011, the following Fund incurred capital losses which will be carryforward without expiration (amounts in thousands):

	Short-Term Capital Losses	Long-Term Capital Losses	Total
TCW International Small Cap Fund	$3,423	$—	$3,423

The Funds did not have any unrecognized tax benefits at October 31, 2011, nor were there any increases or decreases in unrecognized tax benefits for the year ended October 31, 2011. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three and four fiscal years, respectively.

Note 4 — Fund Management Fees and Other Expenses

The Funds pay to the Advisor, as compensation for services rendered, facilities furnished and expenses borne by it, the following annual management fees as a percentage of daily net asset value:

TCW Concentrated Value Fund	0.65%
TCW Dividend Focused Fund	0.75%
TCW Emerging Markets Equities Fund	1.00%
TCW Growth Fund	0.75%
TCW Growth Equities Fund	1.00%
TCW International Small Cap Fund	0.75%
TCW Relative Value Large Cap Fund	0.75%
TCW Select Equities Fund	0.75%
TCW Small Cap Growth Fund	1.00%
TCW SMID Cap Growth Fund	1.00%
TCW Value Opportunities Fund	0.80%

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 4 — Fund Management Fees and Other Expenses (Continued)

The Allocation Funds do not pay management fees to the Advisor; however, the Allocation Funds pay management fees to the Advisor indirectly, as a shareholder in the affiliated funds. In addition to the management fees, the Funds reimburse, with approval by the Company’s Board of Directors, the Advisor’s costs associated in support of the Funds’ Rule 38a-1 compliance obligations. These amounts are allocated to each Fund based on the net management fees paid and are included in the Statements of Operations.

The Advisor limited the operating expenses for the following Funds, at class level, to the average of total expense ratios as reported by Lipper, Inc. (“Lipper Average”) for each Fund’s respective investment objective, which changed on a monthly basis. This expense limitation is voluntary and is terminable on a six months notice. The Lipper Average expense ratios, in effect as of October 31, 2011, as they relate to each Fund were as follows:

TCW Concentrated Value Fund	1.21%
TCW Dividend Focused Fund	1.33%
TCW Relative Value Large Cap Fund	1.24%
TCW Select Equities Fund	1.37%
TCW Small Cap Growth Fund	1.54%

In addition, the Advisor agreed to limit the operating expenses for the following Funds, at class level, not to exceed:

TCW Emerging Markets Equities Fund	1.73%
TCW Global Conservative Allocation Fund	0.87%
TCW Global Moderate Allocation Fund	0.98%
TCW Global Flexible Allocation Fund	1.43%
TCW Growth Fund	0.99%
TCW Growth Equities Fund	1.20%
TCW International Small Cap Fund	1.44%
TCW SMID Cap Growth Fund	1.20%
TCW Value Opportunities Fund	1.39%

These limits are in effect for a minimum of twelve months from the respective effective date.

The amount borne by the Advisor during a fiscal year when the operating expenses of a Fund are in excess of the expense limitation cannot be recaptured in the subsequent fiscal years should the expenses drop below the expense limitation in the subsequent years. The Advisor can only recapture expenses within a given fiscal year for that year’s operating expenses.

Note 5 — Distribution Plan

TCW Funds Distributors (“Distributor”), an affiliate of the Advisor and the Funds, serves as the non-exclusive distributor of each class of the Funds’ shares. The Funds have a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to the N Class shares of each Fund. Under the terms of the plan, each Fund compensates the Distributor at a rate equal to 0.25% of the average daily net assets of the Fund attributable to its N Class shares for distribution and related services.

TCW Funds, Inc.

October 31, 2011

Note 6 — Transactions with Affiliates

The summary of Allocation Funds transactions in the affiliated funds for the ended October 31, 2011 is as follows:

Name of Affiliated Issuer	Number of Shares Held Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held End of Period	Value at End of Year (In thousands)	Dividends and Interest Income Received (In thousands)		Distributions Received from and Net Realized Gain (Loss) (In thousands)
TCW Global Conservative Allocation Fund

Metropolitan West Total Return Bond Fund	—	520,311	278,264	242,047	$2,532	$116		$—
TCW Core Fixed Income Fund	247,450	5,479	252,929	—	—	11		—
TCW Growth Equities Fund	8,789	62,679	3,322	68,146	999	—		—
TCW Large Cap Growth Fund	18,877	4,716	23,593	—	—	—		—
TCW Money Market Fund	225,582	3,110	228,692	—	—	—	(1)	—
TCW Relative Value Large Cap Fund	26,358	103,598	6,649	123,307	1,609	4		—
TCW Select Equities Fund	70,907	123,350	11,530	182,727	3,320	—		—
TCW Total Return Bond Fund	—	412,675	16,262	396,413	3,869	74		—
TCW Value Opportunities Fund	266	—	266	—	—	—		—

Total					$12,329	$205		$—

TCW Global Moderate Allocation Fund

Metropolitan West High Yield Bond Fund—I Class	—	312,726	154,575	158,151	$1,593	$127		$—
Metropolitan West Total Return Bond Fund—I Class	—	569,297	495,216	74,081	775	106		—
TCW Core Fixed Income Fund—I Class	483,679	19,351	503,030	—	—	22		—
TCW Growth Equities Fund—I Class	113,213	18,741	46,083	85,871	1,259	—		—
TCW High Yield Bond Fund—I Class	263,303	11,919	275,222	—	—	11		—
TCW Relative Value Large Cap Fund—I Class	170,825	75,363	113,354	132,834	1,733	26		—
TCW Select Equities Fund—I Class	257,311	24,079	103,500	177,890	3,232	—		—
TCW Total Return Bond Fund—I Class	—	158,116	7,767	150,349	1,467	26		—
TCW Value Opportunities Fund—I Class	66,978	6,819	39,961	33,836	590	10		—

Total					$10,649	$328		$—

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 6 — Transactions with Affiliates (Continued)

Name of Affiliated Issuer	Number of Shares Held Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held End of Period	Value at End of Year (In thousands)	Dividends and Interest Income Received (In thousands)	Distributions Received from and Net Realized Gain (Loss) (In thousands)
TCW Global Flexible Allocation Fund

TCW Total Return Bond Fund	—	5,538	89	5,449	$53	$1	$—
Metropolitan West High Yield Bond Fund—I Class	—	9,259	3,819	5,440	55	4	—
Metropolitan West Total Return Bond Fund—I Class	—	22,729	22,729	—	—	3	—
TCW Core Fixed Income Fund	20,466	168	20,634	—	—	1	—
TCW Emerging Markets Income Fund	27,546	3,299	13,209	17,636	149	13	3
TCW Growth Equities Fund	11,975	659	3,847	8,787	129	—	—
TCW Relative Value Large Cap Fund	20,134	8,099	8,182	20,051	261	3	—
TCW Select Equities Fund	26,862	1,479	8,618	19,723	358	—	—
TCW Small Cap Growth Fund	4,588	252	1,477	3,363	94		—
TCW Value Opportunities Fund	6,491	408	4,150	2,749	48	1	—

Total					$1,147	$26	$3

(1)	Amount rounds to less than $1 (in thousands).

Note 7 — Purchases and Sales of Securities

Investment transactions (excluding short-term investments) for the year ended October 31, 2011, were as follows (amounts in thousands):

	Purchases at Cost	Sales or Maturity Proceeds	U.S. Government Purchases at Cost	U.S. Government Sales or Maturity Proceeds
TCW Concentrated Value Fund	$19,181	$64,693	$—	$—
TCW Dividend Focused Fund	238,950	326,677	—	—
TCW Emerging Markets Equities Fund	41,063	39,241	—	—
TCW Growth Fund	49,308	23,989	—	—
TCW Growth Equities Fund	58,971	81,363	—	—
TCW International Small Cap Fund	50,583	19,413	—	—
TCW Relative Value Large Cap Fund	123,065	131,800	—	—
TCW Select Equities Fund	174,230	151,207	—	—
TCW Small Cap Growth Fund	1,350,107	964,493	—	—
TCW SMID Cap Growth Fund	56,327	21,347	—	—
TCW Value Opportunities Fund	184,715	287,196	—	—
TCW Global Conservative Allocation Fund	14,511	7,146	—	—
TCW Global Moderate Allocation Fund	14,427	21,640	—	—
TCW Global Flexible Allocation Fund	1,218	2,016	—	—

TCW Funds, Inc.

October 31, 2011

Note 8 — Capital Share Transactions

Transactions in each Fund’s shares were as follows:

TCW Concentrated Value Fund	Year Ended October 31, 2011		Year Ended October 31, 2010
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	77,151	$921	141,799	$1,472
Shares Issued upon Reinvestment of Dividends	2,992	36	12,821	136
Shares Redeemed	(1,124,260)	(13,477)	(527,722)	(5,528)

Net Decrease	(1,044,117)	$(12,520)	(373,102)	$(3,920)

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	4,258	$49	2,708,606	$26,987
Shares Issued upon Reinvestment of Dividends	6	—	14,112	149
Shares Redeemed	(2,735,311)	(32,730)	(2,752,343)	(27,466)

Net Decrease	(2,731,047)	$(32,681)	(29,625)	$(330)

TCW Dividend Focused Fund	Year Ended October 31, 2011		Year Ended October 31, 2010
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	1,595,071	$17,036	1,896,764	$17,107
Shares Issued upon Reinvestment of Dividends	104,342	1,074	99,902	892
Shares Redeemed	(2,380,139)	(24,335)	(1,301,939)	(11,811)

Net Decrease	(680,726)	$(6,225)	694,727	$6,188

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	24,429,268	$263,405	12,373,035	$113,199
Shares Issued upon Reinvestment of Dividends	675,809	7,031	963,686	8,676
Shares Redeemed	(31,988,361)	(342,666)	(22,632,848)	(209,490)

Net Decrease	(6,883,284)	$(72,230)	(9,296,127)	$(87,615)

TCW Emerging Markets Equities Fund	Year Ended October 31, 2011		December 14, 2009 (Commencement of Operations) through October 31, 2010
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	265,350	$2,693	2,514,571	$24,533
Shares Redeemed	(286,023)	(2,554)	(658,334)	(6,098)

Net Decrease	(20,673)	$139	1,856,237	$18,435

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	159,938	$1,665	1,036,771	$9,885
Shares Redeemed	(16,986)	(182)	(511,098)	(4,651)

Net Increase	142,952	$1,483	525,673	$5,234

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 8 — Capital Share Transactions (Continued)

TCW Growth Fund	Year Ended October 31, 2011		Year Ended October 31, 2010
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	1,205,431	$25,889	33,204	$578
Shares Redeemed	(4,087)	(93)	(25,000)	(420)

Net Increase	1,201,344	$25,796	8,204	$158

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	9,696	$220	26,786	$450
Shares Redeemed	(4,410)	(86)	(25,000)	(420)

Net Increase	5,286	$134	1,786	$30

TCW Growth Equities Fund	Year Ended October 31, 2011		Year Ended October 31, 2010
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	1,353,213	$20,916	4,416,023	$57,963
Shares Redeemed	(2,449,096)	(36,858)	(1,076,184)	(13,851)

Net Decrease	(1,095,883)	$(15,942)	3,339,839	$44,112

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	272,484	$4,048	474,656	$6,305
Shares Redeemed	(381,051)	(5,788)	(129,513)	(1,659)

Net Decrease	(108,567)	$(1,740)	345,143	$4,646

TCW International Small Cap Fund	February 28, 2011 (Commencement of Operations) through October 31, 2011
I Class	Shares	Amount (in thousands)
Shares Sold	2,091,847	$19,388
Shares Redeemed	(400,609)	(3,181)

Net Increase	1,691,238	$16,207

N Class	Shares	Amount (in thousands)
Shares Sold	1,574,577	$14,965
Shares Redeemed	(117,240)	(977)

Net Increase	1,457,337	$13,988

TCW Relative Value Large Cap Fund	Year Ended October 31, 2011		Year Ended October 31, 2010
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	6,201,544	$83,303	14,841,687	$176,558
Shares Issued upon Reinvestment of Dividends	291,461	3,926	562,635	6,645
Shares Redeemed	(6,205,478)	(83,461)	(22,623,846)	(265,740)

Net Increase	287,527	$3,768	(7,219,524)	$(82,537)

TCW Funds, Inc.

October 31, 2011

Note 8 — Capital Share Transactions (Continued)

TCW Relative Value Large Cap Fund

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	1,892,173	$26,106	878,365	$10,234
Shares Issued upon Reinvestment of Dividends	41,293	556	126,539	1,491
Shares Redeemed	(3,529,706)	(45,728)	(4,891,966)	(56,302)

Net Decrease	(1,596,240)	$(19,066)	(3,887,062)	$(44,577)

TCW Select Equities Fund	Year Ended October 31, 2011		Year Ended October 31, 2010
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	5,551,453	$99,416	3,576,202	$52,900
Shares Issued upon Reorganization (See Note 11)	289,634	5,280	—	—
Shares Redeemed	(6,085,175)	(107,620)	(6,324,150)	(92,726)

Net Decrease	(244,088)	$(2,924)	(2,747,948)	$(39,826)

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	4,838,903	$81,029	612,083	$8,686
Shares Issued upon Reorganization (See Note 11)	502	9	—	—
Shares Redeemed	(2,448,670)	(41,493)	(3,408,841)	(47,797)

Net Increase	2,390,735	$39,545	(2,796,758)	$(39,111)

TCW Small Cap Growth Fund	Year Ended October 31, 2011		Year Ended October 31, 2010
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	20,673,692	$598,314	20,622,162	$504,057
Shares Redeemed	(8,340,601)	(238,141)	(7,241,373)	(175,873)

Net Increase	12,333,091	$360,173	13,380,789	$328,184

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	6,912,808	$203,103	7,057,593	$167,054
Shares Redeemed	(5,346,767)	(147,379)	(5,369,233)	(124,690)

Net Increase	1,566,041	$55,724	1,688,360	$42,364

TCW SMID Cap Growth Fund	November 1, 2010 (Commencement of Operations) through October 31, 2011
I Class	Shares	Amount (in thousands)
Shares Sold	2,279,495	$26,952
Shares Redeemed	(65,943)	(689)

Net Increase	2,213,552	$26,263

N Class	Shares	Amount (in thousands)
Shares Sold	2,471,884	$29,296
Shares Redeemed	(271,181)	(3,025)

Net Increase	2,200,703	$26,271

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 8 — Capital Share Transactions (Continued)

TCW Value Opportunities Fund	Year Ended October 31, 2011		Year Ended October 31, 2010
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	3,396,327	$64,046	6,556,792	$103,952
Shares Issued upon Reorganization (See Note 11)	546,278	9,086	—	—
Shares Issued upon Reinvestment of Dividends	37,681	697	77,809	1,189
Shares Redeemed	(7,282,382)	(137,090)	(11,553,311)	(182,781)

Net Decrease	(3,302,096)	$(63,261)	(4,918,710)	$(77,640)

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	2,560,018	$47,582	2,590,237	$40,573
Shares Issued upon Reorganization (See Note 11)	551,306	8,975	—	—
Shares Issued upon Reinvestment of Dividends	9,664	176	10,345	162
Shares Redeemed	(4,426,267)	(82,480)	(2,217,085)	(34,317)

Net Decrease	(1,305,279)	$(25,747)	383,497	$6,418

TCW Global Conservative Allocation Fund	Year Ended October 31, 2011		Year Ended October 31, 2010
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	738,413	$7,753	59,565	$606
Shares Issued upon Reinvestment of Dividends	26,946	280	10,861	109
Shares Redeemed	(125,028)	(1,331)	(55,763)	(564)

Net Increase	640,331	$6,702	14,663	$151

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	143,370	$1,526	19,401	$193
Shares Issued upon Reinvestment of Dividends	846	9	271	3
Shares Redeemed	(54,317)	(556)	(11,012)	(107)

Net Increase	89,899	$979	8,660	$89

TCW Global Moderate Allocation Fund	Year Ended October 31, 2011		Year Ended October 31, 2010
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	84,890	$798	1,989,842	$17,037
Shares Issued upon Reinvestment of Dividends	31,221	290	9,731	83
Shares Redeemed	(856,690)	(8,128)	(149,105)	(1,292)

Net Decrease	(740,579)	$(7,040)	1,850,468	$15,828

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	—	$—	12,607	$102
Shares Issued upon Reinvestment of Dividends	3	— (1)	119	1
Shares Redeemed	—	—	(11,187)	(91)

Net Increase	3	$—	1,539	$12

(1) Amount rounds to less than $1.

TCW Funds, Inc.

October 31, 2011

Note 8 — Capital Share Transactions (Continued)

TCW Global Flexible Allocation Fund	Year Ended October 31, 2011		Year Ended October 31, 2010
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	19,074	$167	256,952	$2,141
Shares Issued upon Reinvestment of Dividends	1,609	14	1,907	15
Shares Redeemed	(111,814)	(986)	(100,690)	(826)

Net Decrease	(91,131)	$(805)	158,169	$1,330

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	281	$2	11,704	$90
Shares Issued upon Reinvestment of Dividends	—	—	123	1
Shares Redeemed	(34)	—	(10,500)	(81)

Net Increase	247	$2	1,327	$10

Note 9 — Restricted Securities

The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. There were no restricted securities at October 31, 2011.

Note 10 — Recently Issued Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, which amends U.S. GAAP to improve comparability with fair value measurement and disclosure requirements in International Financial Reporting Standards (IFRS). The amendments in ASU No. 2011-04 are effective for during interim and annual periods beginning after December 15, 2011. The Funds are in the process of evaluating the disclosure requirements and any impact the new disclosures will have on their financial statements.

Note 11 — Merger

On September 15, 2011, the Board approved the reorganization of the TCW Large Cap Growth Fund (the “Target Fund”) into the TCW Select Equities Fund (the “Acquiring Fund”). On October 14, 2011, the Acquiring Fund acquired all of the net assets of the Target Fund in a tax-free exchange of shares. The objective of the merger was to provide shareholders with the benefit from the participation in a fund that has large asset base that has the potential for lower total annual portfolio operating expenses through economies of scale.

Target Fund	Shares Prior to Reorganization	Exchange Ratio	Shares Issued by the Acquiring Fund	Appreciation Prior to Reorganization (in thousands)	Net Assets Prior to Reorganization (in thousands)
I Class	259,525	1.1160	289,634	$780	$5,280
N Class	431	1.1647	502	318	9

The combined net assets of the Acquiring Fund immediately after the reorganization were (in thousands) $600,744.

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 11 — Merger (Continued)

Assuming the acquisition had been completed on November 1, 2010, the beginning of the annual reporting period of the Fund, the combined pro-forma results of operations for the year ended October 31, 2011, would have been as follows:

Net Investment (Loss)	$(1,738)
Net Realized and Unrealized Gains on Investments	65,523
Net Increase in Net Assets resulting from Operations	63,785

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that has been included in the Acquiring Fund’s Statement of Operations as of October 31, 2011.

Also on September 15, 2011, the Board approved the reorganization of the TCW Relative Value Small Cap Fund (the “Target Fund”) into the TCW Value Opportunities Fund (the “Acquiring Fund”). On October 14, 2011, the Acquiring Fund acquired all of the net assets of the Target Fund in a tax-free exchange of shares. The objective of the merger was to provide shareholders with the benefit from the participation in a fund that has large asset base that has the potential for lower total annual portfolio operating expenses through economies of scale.

Target Fund	Shares Prior to Reorganization	Exchange Ratio	Shares Issued by the Acquiring Fund	(Depreciation) Prior to Reorganization (in thousands)	Net Assets Prior to Reorganization (in thousands)
I Class	954,884	0.5721	546,278	$(469)	$9,093
N class	960,047	0.5742	551,306	(154)	8,975

The combined net assets of the Acquiring Fund immediately after the reorganization were (in thousands) $130,116.

Assuming the acquisition had been completed on November 1, 2010, the beginning of the annual reporting period of the Fund, the combined pro-forma results of operations for the year ended October 31, 2011, would have been as follows:

Net Investment Income	$1,198
Net Realized and Unrealized Gains on Investments	15,353
Net Increase in Net Assets resulting from Operations	16,551

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that has been included in the Acquiring Fund’s Statement of Operations as of October 31, 2011.

Note 12 — Subsequent Event

On December 1, 2011, the Company launched a new fund called the TCW Global Bond Fund. The Fund’s investment objective is seek total return by investing at least 80% its net assets in debt securities of government and corporate issuers. The Fund offers both I Class and N Class shares.

TCW Concentrated Value Fund

Financial Highlights — I Class

	Year Ended October 31,
	2011	2010	2009	2008	2007
Net Asset Value per Share, Beginning of Year	$10.99	$9.98	$9.62	$15.72	$14.34

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.04	0.03	0.10	0.06	0.07
Net Realized and Unrealized Gain (Loss) on Investments	(0.17)	1.07	0.33	(6.10)	1.34

Total from Investment Operations	(0.13)	1.10	0.43	(6.04)	1.41

Less Distributions:
Distributions from Net Investment Income	(0.03)	(0.09)	(0.07)	(0.06)	(0.03)

Net Asset Value per Share, End of Year	$10.83	$10.99	$9.98	$9.62	$15.72

Total Return	(1.23)%	11.05%	4.64%	(38.57)%	9.86%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$22,496	$34,285	$34,867	$38,480	$7,176
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	0.96%	0.91%	1.00%	1.01%	1.18%
After Expense Reimbursement	N/A	N/A	0.86%	1.00%	N/A
Ratio of Net Investment Income to Average Net Assets	0.31%	0.32%	1.11%	0.46%	0.38%
Portfolio Turnover Rate	38.18%	53.50%	72.56%	110.17%	63.43%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Concentrated Value Fund

Financial Highlights — N Class

	Year Ended October 31,
	2011		2010	2009	2008	2007
Net Asset Value per Share, Beginning of Year	$10.95		$9.94	$9.58	$15.67	$14.31

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.00	(2)	0.01	0.06	0.07	0.04
Net Realized and Unrealized Gain (Loss) on Investments	(0.24)		1.05	0.34	(6.10)	1.35

Total from Investment Operations	(0.24)		1.06	0.40	(6.03)	1.39

Less Distributions:
Distributions from Net Investment Income	(0.00	)(2)	(0.05)	(0.04)	(0.06)	(0.03)

Net Asset Value per Share, End of Year	$10.71		$10.95	$9.94	$9.58	$15.67

Total Return	(2.19)%		10.71%	4.24%	(38.64)%	9.74%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$861		$30,786	$28,239	$31,710	$35,509
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.18%		1.17%	1.30%	1.28%	1.27%
After Expense Reimbursement	N/A		N/A	1.25%	N/A	N/A
Ratio of Net Investment Income to Average Net Assets	0.01%		0.05%	0.72%	0.54%	0.30%
Portfolio Turnover Rate	38.18%		53.50%	72.56%	110.17%	63.43%

(1)	Computed using average shares outstanding throughout the period.
(2)	Amount rounds to less than $0.01 per share.

See accompanying notes to financial statements.

TCW Dividend Focused Fund

Financial Highlights — I Class

	Year Ended October 31,
	2011	2010	2009	2008	2007
Net Asset Value per Share, Beginning of Year	$9.60	$8.28	$7.70	$14.24	$13.22

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.18	0.18	0.23	0.31	0.27
Net Realized and Unrealized Gain (Loss) on Investments	0.59	1.31	0.61	(6.01)	1.25

Total from Investment Operations	0.77	1.49	0.84	(5.70)	1.52

Less Distributions:
Distributions from Net Investment Income	(0.19)	(0.17)	(0.25)	(0.33)	(0.29)
Distributions from Net Realized Gain	—	—	—	(0.51)	(0.21)
Distributions from Return of Capital	—	—	(0.01)	—	—

Total Distributions	(0.19)	(0.17)	(0.26)	(0.84)	(0.50)

Net Asset Value per Share, End of Year	$10.18	$9.60	$8.28	$7.70	$14.24

Total Return	8.05%	18.13%	11.58%	(42.11)%	11.70%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$54,367	$57,797	$44,125	$67,197	$241,170
Ratio of Expenses to Average Net Assets	0.86%	0.90%	0.92%	0.86%	0.85%
Ratio of Net Investment Income to Average Net Assets	1.76%	1.95%	3.27%	2.71%	1.94%
Portfolio Turnover Rate	37.51%	25.77%	26.48%	35.28%	26.19%

(1)	Computed using average shares outstanding throughout the period.
(2)	For the six months ended April 30, 2011 and is not indicative of a full year’s operating results.

See accompanying notes to financial statements.

TCW Dividend Focused Fund

Financial Highlights — N Class

	Year Ended October 31,
	2011	2010	2009	2008	2007
Net Asset Value per Share, Beginning of Year	$9.68	$8.36	$7.72	$14.23	$13.20

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.15	0.15	0.21	0.27	0.23
Net Realized and Unrealized Gain (Loss) on Investments	0.60	1.31	0.63	(6.01)	1.25

Total from Investment Operations	0.75	1.46	0.84	(5.74)	1.48

Less Distributions:
Distributions from Net Investment Income	(0.14)	(0.14)	(0.19)	(0.26)	(0.24)
Distributions from Net Realized Gain	—	—	—	(0.51)	(0.21)
Distributions from Return of Capital	—	—	(0.01)	—	—

Total Distributions	(0.14)	(0.14)	(0.20)	(0.77)	(0.45)

Net Asset Value per Share, End of Year	$10.29	$9.68	$8.36	$7.72	$14.23

Total Return	7.73%	17.66%	11.38%	(42.29)%	11.37%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$514,153	$550,305	$552,767	$685,359	$1,557,793
Ratio of Expenses to Average Net Assets	1.17%	1.20%	1.20%	1.18%	1.15%
Ratio of Net Investment Income to Average Net Assets	1.45%	1.68%	2.92%	2.39%	1.65%
Portfolio Turnover Rate	37.51%	25.77%	26.48%	35.28%	26.19%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Emerging Markets Equities Fund

Financial Highlights — I Class

	Year Ended October 31, 2011	December 14, 2009 (Commencement of Operations) through October 31, 2010
Net Asset Value per Share, Beginning of Year	$10.45	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss) (1)	0.02	(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	(1.52)	0.48

Total from Investment Operations	(1.50)	0.45

Net Asset Value per Share, End of Year	$8.95	$10.45

Total Return	(14.35)%	4.50	% (2)

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$16,430	$19,393
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.65%	2.13	% (3)
After Expense Reimbursement	N/A	1.73	% (3)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.16%	(0.33	)% (3)
Portfolio Turnover Rate	158.83%	198.80	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period December 14, 2009 (Commencement of Operations) through October 31, 2010 and is not indicative of a full year’s operating results.
(3)	Annualized.

See accompanying notes to financial statements.

TCW Emerging Markets Equities Fund

Financial Highlights — N Class

	Year Ended October 31, 2011	December 14, 2009 (Commencement of Operations) through October 31, 2010
Net Asset Value per Share, Beginning of Year	$10.44	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss) (1)	0.02	(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	(1.51)	0.48

Total from Investment Operations	(1.49)	0.44

Net Asset Value per Share, End of Year	$8.95	$10.44

Total Return	(14.35)%	4.50	% (2)

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$5,982	$5,491
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	2.16%	2.95	% (3)
After Expense Reimbursement	1.67%	1.73	% (3)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.18%	(0.45	)% (3)
Portfolio Turnover Rate	158.83%	198.80	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period December 14, 2009 (Commencement of Operations) through October 31, 2010 and is not indicative of a full year’s operating results.
(3)	Annualized.

See accompanying notes to financial statements.

TCW Growth Fund

Financial Highlights — I Class

	Year Ended October 31,			January 2, 2008 (Commencement of Operations) through October 31, 2008
	2011	2010	2009
Net Asset Value per Share, Beginning of Year	$19.95	$16.27	$12.94	$20.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss) (1)	(0.07)	(0.10)	(0.08)	(0.15)
Net Realized and Unrealized Gain (Loss) on Investments	1.25	3.78	3.41	(6.91)

Total from Investment Operations	1.18	3.68	3.33	(7.06)

Net Asset Value per Share, End of Year	$21.13	$19.95	$16.27	$12.94

Total Return	5.86%	22.68%	25.74%	(35.30	)% (2)

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$26,089	$663	$407	$324
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.32%	13.74%	15.94%	9.74	% (3)
After Expense Reimbursement	0.99%	1.37%	1.38%	1.41	% (3)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.33)%	(0.56)%	(0.55)%	(0.97	)% (3)
Portfolio Turnover Rate	103.57%	65.37%	55.51%	63.31	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period January 2, 2008 (Commencement of Operations) through October 31, 2008 and is not indicative of a full year’s operating results.
(3)	Annualized.

See accompanying notes to financial statements.

TCW Growth Fund

Financial Highlights — N Class

	Year Ended October 31,			January 2, 2008 (Commencement of Operations) through October 31, 2008
	2011	2010	2009
Net Asset Value per Share, Beginning of Year	$19.95	$16.27	$12.94	$20.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss) (1)	(0.06)	(0.10)	(0.08)	(0.15)
Net Realized and Unrealized Gain (Loss) on Investments	1.24	3.78	3.41	(6.91)

Total from Investment Operations	1.18	3.68	3.33	(7.06)

Net Asset Value per Share, End of Year	$21.13	$19.95	$16.27	$12.94

Total Return	5.86%	22.68%	25.73%	(35.30	)% (2)

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$678	$534	$407	$323
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	6.97%	13.99%	16.16%	10.07	% (3)
After Expense Reimbursement	0.99%	1.37%	1.38%	1.41	% (3)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.28)%	(0.56)%	(0.56)%	(0.97	)% (3)
Portfolio Turnover Rate	103.57%	65.37%	55.51%	63.31	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period January 2, 2008 (Commencement of Operations) through October 31, 2008 and is not indicative of a full year’s operating results.
(3)	Annualized.

See accompanying notes to financial statements.

TCW Growth Equities Fund

Financial Highlights — I Class

	Year Ended October 31,
	2011	2010	2009	2008	2007
Net Asset Value per Share, Beginning of Year	$13.95	$10.87	$8.73	$17.91	$12.17

Income (Loss) from Investment Operations:
Net Investment Loss (1)	(0.11)	(0.09)	(0.10)	(0.08)	(0.12)
Net Realized and Unrealized Gain (Loss) on Investments	0.82	3.17	2.24	(7.72)	5.86

Total from Investment Operations	0.71	3.08	2.14	(7.80)	5.74

Less Distributions:
Distributions from Net Realized Gain	—	—	—	(1.38)	—

Net Asset Value per Share, End of Year	$14.66	$13.95	$10.87	$8.73	$17.91

Total Return	5.09%	28.33%	24.51%	(46.86)%	47.17%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$91,091	$101,943	$43,125	$23,706	$43,973
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.20%	1.27%	1.52%	1.34%	1.40%
After Expense Reimbursement	1.20%	N/A	1.47%	N/A	N/A
Ratio of Net Investment Loss to Average Net Assets	(0.72)%	(0.67)%	(1.10)%	(0.55)%	(0.86)%
Portfolio Turnover Rate	50.74%	71.30%	69.14%	68.65%	71.58%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Growth Equities Fund

Financial Highlights — N Class

	Year Ended October 31,
	2011	2010	2009	2008	2007
Net Asset Value per Share, Beginning of Year	$13.90	$10.84	$8.71	$17.90	$12.17

Income (Loss) from Investment Operations:
Net Investment Loss (1)	(0.11)	(0.09)	(0.10)	(0.09)	(0.14)
Net Realized and Unrealized Gain (Loss) on Investments	0.82	3.15	2.23	(7.72)	5.87

Total from Investment Operations	0.71	3.06	2.13	(7.81)	5.73

Less Distributions:
Distributions from Net Realized Gain	—	—	—	(1.38)	—

Net Asset Value per Share, End of Year	$14.61	$13.90	$10.84	$8.71	$17.90

Total Return	5.11%	28.23%	24.46%	(46.95)%	47.08%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$9,493	$10,542	$4,476	$5,216	$9,611
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.73%	2.03%	2.38%	1.93%	2.19%
After Expense Reimbursement	1.20%	1.32%	1.47%	1.50%	1.54%
Ratio of Net Investment Loss to Average Net Assets	(0.73)%	(0.69)%	(1.09)%	(0.70)%	(1.00)%
Portfolio Turnover Rate	50.74%	71.30%	69.14%	68.65%	71.58%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW International Small Cap Fund

Financial Highlights — I Class

	February 28, 2011 (Commencement of Operations) through October 31, 2011
Net Asset Value per Share, Beginning of Year	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss) (1)	(0.04)
Net Realized and Unrealized (Loss) on Investments	(2.28)

Total from Investment Operations	(2.32)

Net Asset Value per Share, End of Year	$7.68

Total Return	(23.20	)% (2)

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$12,988
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.60	% (3)
After Expense Reimbursement	1.44	% (3)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.69	)% (3)
Portfolio Turnover Rate	86.04	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period February 28, 2011 (Commencement of Operations) through October 31, 2011 and is not indicative of a full year’s operating results.
(3)	Annualized.

See accompanying notes to financial statements.

TCW International Small Cap Fund

Financial Highlights — N Class

	February 28, 2011 (Commencement of Operations) through October 31, 2011
Net Asset Value per Share, Beginning of Year	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss) (1)	(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	(2.28)

Total from Investment Operations	(2.32)

Net Asset Value per Share, End of Year	$7.68

Total Return	(23.20	)% (2)

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$11,192
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.94	% (3)
After Expense Reimbursement	1.44	% (3)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.65	)% (3)
Portfolio Turnover Rate	86.04	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period February 28, 2011 (Commencement of Operations) through October 31, 2011 and is not indicative of a full year’s operating results.
(3)	Annualized.

See accompanying notes to financial statements.

TCW Relative Value Large Cap Fund

Financial Highlights — I Class

	Year Ended October 31,
	2011	2010	2009	2008	2007
Net Asset Value per Share, Beginning of Year	$12.42	$11.06	$9.80	$16.91	$16.24

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.12	0.13	0.17	0.20	0.16
Net Realized and Unrealized Gain (Loss) on Investments	0.65	1.41	1.28	(6.81)	0.73

Total from Investment Operations	0.77	1.54	1.45	(6.61)	0.89

Less Distributions:
Distributions from Net Investment Income	(0.14)	(0.18)	(0.19)	(0.15)	(0.10)
Distributions from Net Realized Gain	—	—	—	(0.35)	(0.12)

Total Distributions	(0.14)	(0.18)	(0.19)	(0.50)	(0.22)

Net Asset Value per Share, End of Year	$13.05	$12.42	$11.06	$9.80	$16.91

Total Return	6.16%	14.14%	15.25%	(40.18)%	5.53%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$396,729	$373,921	$412,831	$348,859	$844,811
Ratio of Expenses to Average Net Assets	0.92%	1.07%	1.11%	1.00%	0.96%
Ratio of Net Investment Income to Average Net Assets	0.90%	1.14%	1.79%	1.42%	0.95%
Portfolio Turnover Rate	26.76%	34.49%	40.28%	40.77%	30.58%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Relative Value Large Cap Fund

Financial Highlights — N Class

	Year Ended October 31,
	2011	2010	2009	2008	2007
Net Asset Value per Share, Beginning of Year	$12.38	$11.03	$9.75	$16.83	$16.18

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.09	0.12	0.16	0.17	0.12
Net Realized and Unrealized Gain (Loss) on Investments	0.64	1.40	1.29	(6.78)	0.72

Total from Investment Operations	0.73	1.52	1.45	(6.61)	0.84

Less Distributions:
Distributions from Net Investment Income	(0.11)	(0.17)	(0.17)	(0.12)	(0.07)
Distributions from Net Realized Gain	—	—	—	(0.35)	(0.12)

Total Distributions	(0.11)	(0.17)	(0.17)	(0.47)	(0.19)

Net Asset Value per Share, End of Year	$13.00	$12.38	$11.03	$9.75	$16.83

Total Return	5.88%	13.96%	15.22%	(40.31)%	5.28%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$50,341	$67,688	$103,155	$118,338	$188,715
Ratio of Expenses to Average Net Assets	1.18%	1.19%	1.21%	1.19%	1.18%
Ratio of Net Investment Income to Average Net Assets	0.65%	1.06%	1.72%	1.25%	0.72%
Portfolio Turnover Rate	26.76%	34.49%	40.28%	40.77%	30.58%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Select Equities Fund

Financial Highlights — I Class

	Year Ended October 31,
	2011	2010	2009	2008	2007
Net Asset Value per Share, Beginning of Year	$16.18	$13.45	$12.96	$22.26	$19.17

Income (Loss) from Investment Operations:
Net Investment Income (Loss) (1)	(0.04)	(0.03)	(0.04)	(0.06)	0.02
Net Realized and Unrealized Gain (Loss) on Investments	2.03	2.76	2.36	(7.15)	3.24

Total from Investment Operations	1.99	2.73	2.32	(7.21)	3.26

Less Distributions:
Distributions from Net Investment Income	—	—	—	(0.01)	—
Distributions from Net Realized Gain	—	—	(1.83)	(2.08)	(0.17)

Total Distributions	—	—	(1.83)	(2.09)	(0.17)

Net Asset Value per Share, End of Year	$18.17	$16.18	$13.45	$12.96	$22.26

Total Return	12.30%	20.30%	22.30%	(35.62)%	17.16%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$432,203	$388,735	$360,290	$537,402	$2,068,728
Ratio of Expenses to Average Net Assets	0.90%	0.92%	0.98%	0.95%	0.92%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.23)%	(0.19)%	(0.31)%	(0.33)%	0.09%
Portfolio Turnover Rate	28.13%	23.75%	36.82%	50.80%	32.44%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Select Equities Fund

Financial Highlights — N Class

	Year Ended October 31,
	2011	2010	2009	2008	2007
Net Asset Value per Share, Beginning of Year	$15.48	$12.92	$12.55	$21.66	$18.71

Income (Loss) from Investment Operations:
Net Investment Loss (1)	(0.09)	(0.07)	(0.07)	(0.10)	(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	1.95	2.63	2.27	(6.93)	3.16

Total from Investment Operations	1.86	2.56	2.20	(7.03)	3.12

Less Distributions:
Distributions from Net Realized Gain	—	—	(1.83)	(2.08)	(0.17)

Net Asset Value per Share, End of Year	$17.34	$15.48	$12.92	$12.55	$21.66

Total Return	12.02%	19.81%	22.02%	(35.77)%	16.83%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$182,151	$125,638	$140,963	$177,885	$647,402
Ratio of Expenses to Average Net Assets	1.20%	1.24%	1.25%	1.20%	1.19%
Ratio of Net Investment Loss to Average Net Assets	(0.55)%	(0.51)%	(0.58)%	(0.57)%	(0.19)%
Portfolio Turnover Rate	28.13%	23.75%	36.82%	50.80%	32.44%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Small Cap Growth Fund

Financial Highlights — I Class

	Year Ended October 31,
	2011	2010	2009	2008	2007
Net Asset Value per Share, Beginning of Year	$26.52	$21.18	$15.23	$26.30	$19.88

Income (Loss) from Investment Operations:
Net Investment Loss (1)	(0.26)	(0.17)	(0.19)	(0.11)	(0.15)
Net Realized and Unrealized Gain (Loss) on Investments	1.58	5.51	6.14	(10.96)	6.57

Total from Investment Operations	1.32	5.34	5.95	(11.07)	6.42

Net Asset Value per Share, End of Year	$27.84	$26.52	$21.18	$15.23	$26.30

Total Return	4.98%	25.21%	39.07%	(42.09)%	32.29%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$956,904	$584,581	$183,467	$78,136	$46,914
Ratio of Expenses to Average Net Assets	1.22%	1.19%	1.20%	1.20%	1.29%
Ratio of Net Investment Loss to Average Net Assets	(0.88)%	(0.71)%	(1.08)%	(0.53)%	(0.66)%
Portfolio Turnover Rate	93.47%	105.57%	79.13%	110.57%	92.14%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Small Cap Growth Fund

Financial Highlights — N Class

	Year Ended October 31,
	2011	2010	2009	2008	2007
Net Asset Value per Share, Beginning of Year	$25.53	$20.44	$14.75	$25.58	$19.40

Income (Loss) from Investment Operations:
Net Investment Loss (1)	(0.32)	(0.23)	(0.27)	(0.21)	(0.22)
Net Realized and Unrealized Gain (Loss) on Investments	1.52	5.32	5.96	(10.62)	6.40

Total from Investment Operations	1.20	5.09	5.69	(10.83)	6.18

Net Asset Value per Share, End of Year	$26.73	$25.53	$20.44	$14.75	$25.58

Total Return	4.70%	24.90%	38.58%	(42.34)%	31.86%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$237,982	$187,375	$115,465	$19,634	$25,864
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.49%	1.51%	1.59%	1.64%	1.69%
After Expense Reimbursement	N/A	N/A	N/A	1.61%	1.65%
Ratio of Net Investment Loss to Average Net Assets	(1.14)%	(0.97)%	(1.47)%	(1.00)%	(1.04)%
Portfolio Turnover Rate	93.47%	105.57%	79.13%	110.57%	92.14%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW SMID Cap Growth Fund

Financial Highlights — I Class

November 1, 2010 (Commencement of Operations) through October 31, 2011
Net Asset Value per Share, Beginning of Year	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)(1)	(0.10)
Net Realized and Unrealized Gain on Investments	0.52

Total from Investment Operations	0.42

Net Asset Value per Share, End of Year	$10.42

Total Return	4.20%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$23,057
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	2.16%
After Expense Reimbursement	1.20%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.96)%
Portfolio Turnover Rate	89.56%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW SMID Cap Growth Fund

Financial Highlights — N Class

November 1, 2010 (Commencement of Operations) through October 31, 2011
Net Asset Value per Share, Beginning of Year	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss) (1)	(0.10)
Net Realized and Unrealized Gain on Investments	0.52

Total from Investment Operations	0.42

Net Asset Value per Share, End of Year	$10.42

Total Return	4.20%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$22,927
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	2.23%
After Expense Reimbursement	1.20%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.96)%
Portfolio Turnover Rate	89.56%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Value Opportunities Fund

Financial Highlights — I Class

	Year Ended October 31,
	2011	2010	2009	2008	2007
Net Asset Value per Share, Beginning of Year	$16.94	$14.12	$12.90	$24.05	$24.27

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.12	0.11	0.11	0.10	0.05
Net Realized and Unrealized Gain (Loss) on Investments	0.51	2.81	1.26	(7.94)	1.96

Total from Investment Operations	0.63	2.92	1.37	(7.84)	2.01

Less Distributions:
Distributions from Net Investment Income	(0.14)	(0.10)	(0.15)	(0.06)	(0.08)
Distributions from Net Realized Gain	—	—	—	(3.25)	(2.15)

Total Distributions	(0.14)	(0.10)	(0.15)	(3.31)	(2.23)

Net Asset Value per Share, End of Year	$17.43	$16.94	$14.12	$12.90	$24.05

Total Return	3.67%	20.78%	10.84%	(37.12)%	8.86%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$99,211	$152,391	$196,488	$198,208	$528,435
Ratio of Expenses to Average Net Assets	0.99%	1.00%	1.04%	0.95%	0.96%
Ratio of Net Investment Income to Average Net Assets	0.66%	0.68%	0.89%	0.56%	0.19%
Portfolio Turnover Rate	89.67%	61.51%	44.91%	50.79%	38.16%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Value Opportunities Fund

Financial Highlights — N Class

	Year Ended October 31,
	2011	2010	2009	2008	2007
Net Asset Value per Share, Beginning of Year	$16.61	$13.85	$12.61	$23.60	$23.85

Income (Loss) from Investment Operations:
Net Investment Income (Loss) (1)	0.05	0.05	0.07	0.04	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	0.50	2.77	1.24	(7.78)	1.93

Total from Investment Operations	0.55	2.82	1.31	(7.74)	1.91

Less Distributions:
Distributions from Net Investment Income	(0.10)	(0.06)	(0.07)	—	(0.01)
Distributions from Net Realized Gain	—	—	—	(3.25)	(2.15)

Total Distributions	(0.10)	(0.06)	(0.07)	(3.25)	(2.16)

Net Asset Value per Share, End of Year	$17.06	$16.61	$13.85	$12.61	$23.60

Total Return	3.26%	20.42%	10.50%	(37.35)%	8.56%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$33,247	$54,041	$39,760	$51,162	$170,918
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.48%	1.41%	1.54%	1.27%	1.25%
After Expense Reimbursement	1.35%	1.34%	1.36%	N/A	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets	0.27%	0.31%	0.62%	0.22%	(0.08)%
Portfolio Turnover Rate	89.67%	61.51%	44.91%	50.79%	38.16%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Global Conservative Allocation Fund (1)

Financial Highlights — I Class

	Year Ended October 31,				November 16, 2006 (Commencement of Operations) through October 31, 2007
	2011	2010	2009	2008
Net Asset Value per Share, Beginning of Year	$10.79	$9.87	$8.60	$10.61	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (2)	0.21	0.23	0.25	0.18	0.21
Net Realized and Unrealized Gain (Loss) on Investments	0.17	0.94	1.14	(1.71)	0.50

Total from Investment Operations	0.38	1.17	1.39	(1.53)	0.71

Less Distributions:
Distributions from Net Investment Income	(0.19)	(0.25)	(0.12)	(0.32)	(0.10)
Distributions from Net Realized Gain	(0.47)	—	—	(0.16)	—

Total Distributions	(0.66)	(0.25)	(0.12)	(0.48)	(0.10)

Net Asset Value per Share, End of Year	$10.51	$10.79	$9.87	$8.60	$10.61

Total Return	3.63%	12.08%	16.38%	(14.95)%	7.13	% (3)

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$11,356	$4,746	$4,195	$968	$352
Ratio of Expenses to Average Net Assets: (4)
Before Expense Reimbursement	1.08%	1.74%	3.28%	6.47%	15.11	% (5)
After Expense Reimbursement	0.85%	0.89%	0.90%	0.98%	1.06	% (5)
Ratio of Net Investment Income to Average Net Assets	1.97%	2.27%	2.81%	1.88%	2.10	% (5)
Portfolio Turnover Rate	93.92%	42.93%	64.78%	87.68%	59.06	% (3)

(1)	Formerly TCW Conservative Allocation Fund.
(2)	Computed using average shares outstanding throughout the period.
(3)	For the period November 16, 2006 (Commencement of Operations) through October 31, 2007 and is not indicative of a full year’s operating results.
(4)	Does not include expenses of the underlying affiliated investment companies.
(5)	Annualized.

See accompanying notes to financial statements.

TCW Global Conservative Allocation Fund (1)

Financial Highlights — N Class

	Year Ended October 31,				November 16, 2006 (Commencement of Operations) through October 31, 2007
	2011	2010	2009	2008
Net Asset Value per Share, Beginning of Year	$10.79	$9.86	$8.60	$10.60	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (2)	0.21	0.22	0.25	0.28	0.21
Net Realized and Unrealized Gain (Loss) on Investments	0.17	0.96	1.13	(1.80)	0.49

Total from Investment Operations	0.38	1.18	1.38	(1.52)	0.70

Less Distributions:
Distributions from Net Investment Income	(0.19)	(0.25)	(0.12)	(0.32)	(0.10)
Distributions from Net Realized Gain	(0.47)	—	—	(0.16)	—

Total Distributions	(0.66)	(0.25)	(0.12)	(0.48)	(0.10)

Net Asset Value per Share, End of Year	$10.51	$10.79	$9.86	$8.60	$10.60

Total Return	3.63%	12.19%	16.26%	(14.89)%	7.03	% (3)

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$1,149	$209	$106	$91	$107
Ratio of Expenses to Average Net Assets: (4)
Before Expense Reimbursement	3.76%	15.40%	31.04%	15.22%	24.57	% (5)
After Expense Reimbursement	0.85%	0.89%	0.90%	0.98%	1.06	% (5)
Ratio of Net Investment Income to Average Net Assets	1.95%	2.19%	2.84%	2.91%	2.10	% (5)
Portfolio Turnover Rate	93.92%	42.93%	64.78%	87.68%	59.06	% (3)

(1)	Formerly TCW Conservative Allocation Fund.
(2)	Computed using average shares outstanding throughout the period.
(3)	For the period November 16, 2006 (Commencement of Operations) through October 31, 2007 and is not indicative of a full year’s operating results.
(4)	Does not include expenses of the underlying affiliated investment companies.
(5)	Annualized.

See accompanying notes to financial statements.

TCW Global Moderate Allocation Fund (1)

Financial Highlights — I Class

	Year Ended October 31,				November 16, 2006 (Commencement of Operations) through October 31, 2007
	2011	2010	2009	2008
Net Asset Value per Share, Beginning of Year	$9.08	$8.14	$7.16	$11.13	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (2)	0.15	0.18	0.18	0.09	0.07
Net Realized and Unrealized Gain (Loss) on Investments	0.12	0.85	0.98	(3.39)	1.14

Total from Investment Operations	0.27	1.03	1.16	(3.30)	1.21

Less Distributions:
Distributions from Net Investment Income	(0.14)	(0.09)	(0.18)	(0.24)	(0.08)
Distributions from Net Realized Gain	—	—	—	(0.43)	—

Total Distributions	(0.14)	(0.09)	(0.18)	(0.67)	(0.08)

Net Asset Value per Share, End of Year	$9.21	$9.08	$8.14	$7.16	$11.13

Total Return	3.00%	12.74%	16.64%	(31.44)%	12.32	% (3)

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$12,054	$18,615	$1,620	$539	$910
Ratio of Expenses to Average Net Assets: (4)
Before Expense Reimbursement	0.55%	0.66%	9.37%	5.86%	4.53	% (5)
After Expense Reimbursement	N/A	N/A	0.92%	1.04%	1.07	% (5)
Ratio of Net Investment Income to Average Net Assets	1.62%	2.06%	2.39%	0.99%	0.71	% (5)
Portfolio Turnover Rate	95.30%	52.34%	59.73%	44.06%	185.73	% (3)

(1)	Formerly TCW Moderate Allocation Fund.
(2)	Computed using average shares outstanding throughout the period.
(3)	For the period November 16, 2006 (Commencement of Operations) through October 31, 2007 and is not indicative of a full year’s operating results.
(4)	Does not include expenses of the underlying affiliated investment companies.
(5)	Annualized.

See accompanying notes to financial statements.

TCW Global Moderate Allocation Fund (1)

Financial Highlights — N Class

	Year Ended October 31,				November 16, 2006 (Commencement of Operations) through October 31, 2007
	2011	2010	2009	2008
Net Asset Value per Share, Beginning of Year	$9.03	$8.11	$7.14	$11.14	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (2)	0.11	0.16	0.21	0.09	0.10
Net Realized and Unrealized Gain (Loss) on Investments	0.12	0.85	0.94	(3.39)	1.12

Total from Investment Operations	0.23	1.01	1.15	(3.30)	1.22

Less Distributions:
Distributions from Net Investment Income	(0.11)	(0.09)	(0.18)	(0.27)	(0.08)
Distributions from Net Realized Gain	—	—	—	(0.43)	—

Total Distributions	(0.11)	(0.09)	(0.18)	(0.70)	(0.08)

Net Asset Value per Share, End of Year	$9.15	$9.03	$8.11	$7.14	$11.14

Total Return	2.54%	12.54%	16.54%	(31.43)%	12.32	% (3)

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$115	$114	$90	$77	$112
Ratio of Expenses to Average Net Assets: (4)
Before Expense Reimbursement	19.83%	20.20%	42.17%	13.77%	17.93	% (5)
After Expense Reimbursement	0.96%	0.96%	0.92%	1.04%	1.07	% (5)
Ratio of Net Investment Income to Average Net Assets	1.16%	1.89%	2.90%	0.98%	0.98	% (5)
Portfolio Turnover Rate	95.30%	52.34%	59.73%	44.06%	185.73	% (3)

(1)	Formerly TCW Moderate Allocation Fund.
(2)	Computed using average shares outstanding throughout the period.
(3)	For the period November 16, 2006 (Commencement of Operations) through October 31, 2007 and is not indicative of a full year’s operating results.
(4)	Does not include expenses of the underlying affiliated investment companies.
(5)	Annualized.

See accompanying notes to financial statements.

TCW Global Flexible Allocation Fund (1)

Financial Highlights — I Class

	Year Ended October 31,				November 16, 2006 (Commencement of Operations) through October 31, 2007
	2011	2010	2009	2008
Net Asset Value per Share, Beginning of Year	$8.43	$7.76	$6.88	$10.96	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss) (2)	0.02	0.05	0.14	0.08	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	(0.10)	0.72	0.89	(4.06)	1.03

Total from Investment Operations	(0.08)	0.77	1.03	(3.98)	1.01

Less Distributions:
Distributions from Net Investment Income	(0.05)	(0.10)	(0.15)	(0.09)	(0.05)
Distributions from Net Realized Gain	—	—	—	(0.01)	—

Total Distributions	(0.05)	(0.10)	(0.15)	(0.10)	(0.05)

Net Asset Value per Share, End of Year	$8.30	$8.43	$7.76	$6.88	$10.96

Total Return	(0.95)%	9.92%	15.36%	(36.67)%	10.23	% (3)

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$1,562	$2,356	$940	$204	$1,337
Ratio of Expenses to Average Net Assets: (4)
Before Expense Reimbursement	3.57%	4.39%	15.42%	5.60%	6.57	% (5)
After Expense Reimbursement	1.38%	1.40%	1.32%	1.39%	1.35	% (5)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.26%	0.65%	1.93%	0.86%	(0.19	)% (5)
Portfolio Turnover Rate	59.27%	98.43%	111.75%	45.90%	7.44	% (3)

(1)	Formerly TCW Aggressive Allocation Fund.
(2)	Computed using average shares outstanding throughout the period.
(3)	For the period November 16, 2006 (Commencement of Operations) through October 31, 2007 and is not indicative of a full year’s operating results.
(4)	Does not include expenses of the underlying affiliated investment companies.
(5)	Annualized.

See accompanying notes to financial statements.

TCW Global Flexible Allocation Fund (1)

Financial Highlights — N Class

	Year Ended October 31,				November 16, 2006 (Commencement of Operations) through October 31, 2007
	2011	2010	2009	2008
Net Asset Value per Share, Beginning of Year	$8.43	$7.76	$6.88	$10.96	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss) (2)	0.02	0.06	0.19	(0.06)	0.01
Net Realized and Unrealized Gain (Loss) on Investments	(0.10)	0.71	0.84	(3.92)	1.00

Total from Investment Operations	(0.08)	0.77	1.03	(3.98)	1.01

Less Distributions:
Distributions from Net Investment Income	(0.05)	(0.10)	(0.15)	(0.09)	(0.05)
Distributions from Net Realized Gain	—	—	—	(0.01)	—

Total Distributions	(0.05)	(0.10)	(0.15)	(0.10)	(0.05)

Net Asset Value per Share, End of Year	$8.30	$8.43	$7.76	$6.88	$10.96

Total Return	(0.95)%	9.92%	15.36%	(36.61)%	10.13	% (3)

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$99	$99	$81	$70	$110
Ratio of Expenses to Average Net Assets: (4)
Before Expense Reimbursement	24.66%	25.56%	57.53%	15.25%	19.55	% (5)
After Expense Reimbursement	1.38%	1.40%	1.32%	1.39%	1.30	% (5)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.20%	0.71%	2.82%	(0.58)%	0.05	% (5)
Portfolio Turnover Rate	59.27%	98.43%	111.75%	45.90%	7.44	% (3)

(1)	Formerly TCW Aggressive Allocation Fund.
(2)	Computed using average shares outstanding throughout the period.
(3)	For the period November 16, 2006 (Commencement of Operations) through October 31, 2007 and is not indicative of a full year’s operating results.
(4)	Does not include expenses of the underlying affiliated investment companies.
(5)	Annualized.

See accompanying notes to financial statements.

TCW Funds, Inc.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of

Directors of the TCW Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of TCW Concentrated Value, TCW Dividend Focused Fund, TCW Emerging Markets Equities Fund, TCW Growth Fund, TCW Growth Equities Fund , TCW International Small Cap Fund, TCW Relative Value Large Cap Fund, TCW Select Equities Fund, TCW Small Cap Growth Fund, TCW SMID Cap Growth Fund, TCW Value Opportunities Fund, TCW Global Conservative Allocation Fund (formerly TCW Conservative Allocation Fund), TCW Global Moderate Allocation Fund (formerly TCW Moderate Allocation Fund), and TCW Global Flexible Allocation Fund (formerly TCW Aggressive Allocation Fund), (collectively, the “TCW Equity and Allocation Funds”) (fourteen of twenty two funds comprising the TCW Funds, Inc.) as of October 31, 2011, and the related statements of operations for the periods then ended, the statements of changes in net assets for each of the respective stated periods ended October 31, 2011, and the financial highlights for each of the respective stated periods ended October 31, 2011. These financial statements and financial highlights are the responsibility of the TCW Equity Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The TCW Equity and Allocation Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the TCW Equity Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective TCW Equity and Allocation Funds as of October 31, 2011, the results of their operations for the periods then ended, and the changes in their net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

December 21, 2011

Los Angeles, California

TCW Funds, Inc.

Shareholder Expenses (Unaudited)

As a shareholder of a TCW fund, you incur ongoing operational costs of a fund, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2011 to October 31, 2011 (184 days).

Actual Expenses    The first line under each fund in the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes    The second line under each Fund in the table below provides information about the hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

TCW Funds, Inc.	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Annualized Expense Ratio	Expenses Paid During Period (May 1, 2011 to October 31, 2011)
TCW Concentrated Value Fund
I Class Shares
Actual	$1,000.00	$847.40	1.06%	$4.94
Hypothetical (5% return before expenses)	1,000.00	1,019.86	1.06%	5.40

N Class Shares
Actual	$1,000.00	$840.00	1.31%	$6.08
Hypothetical (5% return before expenses)	1,000.00	1,018.60	1.31%	6.67

TCW Dividend Focused Fund
I Class Shares
Actual	$1,000.00	$893.10	0.86%	$4.10
Hypothetical (5% return before expenses)	1,000.00	1,020.87	0.86%	4.38

N Class Shares
Actual	$1,000.00	$891.30	1.16%	$5.53
Hypothetical (5% return before expenses)	1,000.00	1,019.36	1.16%	5.90

TCW Emerging Markets Equities Fund
I Class Shares
Actual	$1,000.00	$798.40	1.61%	$7.30
Hypothetical (5% return before expenses)	1,000.00	1,017.09	1.61%	8.19

N Class Shares
Actual	$1,000.00	$798.40	1.65%	$7.48
Hypothetical (5% return before expenses)	1,000.00	1,016.89	1.65%	8.39

TCW Funds, Inc.

TCW Funds, Inc.	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Annualized Expense Ratio	Expenses Paid During Period (May 1, 2011 to October 31, 2011)
TCW Growth Fund
I Class Shares
Actual	$1,000.00	$890.10	0.99%	$4.72
Hypothetical (5% return before expenses)	1,000.00	1,020.21	0.99%	5.04

N Class Shares
Actual	$1,000.00	$890.40	0.99%	$4.72
Hypothetical (5% return before expenses)	1,000.00	1,020.21	0.99%	5.04

TCW Growth Equities Fund
I Class Shares
Actual	$1,000.00	$868.00	1.20%	$5.65
Hypothetical (5% return before expenses)	1,000.00	1,019.16	1.20%	6.11

N Class Shares
Actual	$1,000.00	$868.10	1.20%	$5.65
Hypothetical (5% return before expenses)	1,000.00	1,019.16	1.20%	6.11

TCW International Small Cap Fund
I Class Shares
Actual	$1,000.00	$781.30	1.44%	$6.47	(1)
Hypothetical (5% return before expenses)	1,000.00	1,017.95	1.44%	7.32

N Class Shares
Actual	$1,000.00	$780.50	1.44%	$6.46	(1)
Hypothetical (5% return before expenses)	1,000.00	1,017.95	1.44%	7.32

TCW Relative Value Large Cap Fund
I Class Shares
Actual	$1,000.00	$874.70	0.79%	$3.73
Hypothetical (5% return before expenses)	1,000.00	1,021.22	0.79%	4.02

N Class Shares
Actual	$1,000.00	$873.10	1.17%	$5.52
Hypothetical (5% return before expenses)	1,000.00	1,019.31	1.17%	5.96

TCW Select Equities Fund
I Class Shares
Actual	$1,000.00	$961.40	0.89%	$4.40
Hypothetical (5% return before expenses)	1,000.00	1,020.72	0.89%	4.53

N Class Shares
Actual	$1,000.00	$960.10	1.17%	$5.78
Hypothetical (5% return before expenses)	1,000.00	1,019.31	1.17%	5.96

TCW Small Cap Growth Fund
I Class Shares
Actual	$1,000.00	$836.80	1.25%	$5.79
Hypothetical (5% return before expenses)	1,000.00	1,018.90	1.25%	6.36

N Class Shares
Actual	$1,000.00	$835.60	1.51%	$6.99
Hypothetical (5% return before expenses)	1,000.00	1,017.59	1.51%	7.68

TCW Funds, Inc.

Shareholder Expenses (Unaudited) (Continued)

TCW Funds, Inc.	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Annualized Expense Ratio		Expenses Paid During Period (May 1, 2011 to October 31, 2011)
TCW SMID Cap Growth Fund
I Class Shares
Actual	$1,000.00	$834.90	1.20%		$5.55
Hypothetical (5% return before expenses)	1,000.00	1,019.16	1.20%		6.11

N Class Shares
Actual	$1,000.00	$834.90	1.20%		$5.55
Hypothetical (5% return before expenses)	1,000.00	1,019.16	1.20%		6.11

TCW Value Opportunities Fund
I Class Shares
Actual	$1,000.00	$857.80	1.02%		$4.78
Hypothetical (5% return before expenses)	1,000.00	1,020.06	1.02%		5.19

N Class Shares
Actual	$1,000.00	$856.00	1.34%		$6.27
Hypothetical (5% return before expenses)	1,000.00	1,018.45	1.34%		6.82

TCW Global Conservative Allocation Fund
I Class Shares
Actual	$1,000.00	$962.50	0.85	% (2)	$4.20	(1)
Hypothetical (5% return before expenses)	1,000.00	1,020.92	0.85	% (2)	4.33	(1)

N Class Shares
Actual	$1,000.00	$962.50	0.85	% (2)	$4.20	(1)
Hypothetical (5% return before expenses)	1,000.00	1,020.92	0.85	% (2)	4.33	(1)

TCW Global Moderate Allocation Fund
I Class Shares
Actual	$1,000.00	$936.00	0.60	% (2)	$2.93	(1)
Hypothetical (5% return before expenses)	1,000.00	1,022.18	0.60	% (2)	3.06	(1)

N Class Shares
Actual	$1,000.00	$934.60	0.95	% (2)	$4.63	(1)
Hypothetical (5% return before expenses)	1,000.00	1,020.42	0.95	% (2)	4.84	(1)

TCW Global Flexible Allocation Fund
I Class Shares
Actual	$1,000.00	$911.10	1.35	% (2)	$6.50	(1)
Hypothetical (5% return before expenses)	1,000.00	1,018.40	1.35	% (2)	6.87	(1)

N Class Shares
Actual	$1,000.00	$911.10	1.35	% (2)	$6.50	(1)
Hypothetical (5% return before expenses)	1,000.00	1,018.40	1.35	% (2)	6.87	(1)

(1)	Does not include expenses of the underlying affiliated investments.

TCW Funds, Inc.

Privacy Policy

Our Privacy Policy

We, The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc. and the Metropolitan West Funds (collectively, “TCW”) are committed to protecting the nonpublic personal and financial information of our customers and consumers who obtain or seek to obtain financial products or services primarily for personal, family or household purposes. We fulfill our commitment by establishing and implementing policies and systems to protect the security and confidentiality of this information.

In our offices, we limit access to nonpublic personal and financial information about you to those TCW personnel who need to know the information in order to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal and financial information.

What You Should Know

At TCW, we recognize the importance of keeping information about you secure and confidential. We do not sell or share your nonpublic personal and financial information with marketers or others outside our affiliated group of companies.

We carefully manage information among our affiliated group of companies to safeguard your privacy and to provide you with consistently excellent service.

We are providing this notice to you to comply with the requirements of Regulation S-P, “Privacy of Consumer Financial Information,” issued by the United States Securities and Exchange Commission.

Categories of Information We Collect

We may collect the following types of nonpublic personal and financial information about you from the following sources:

•

Your name, address and identifying numbers, and other personal and financial information, from you and from identification cards and papers you submit to us, on applications, subscription agreements or other forms or communications.

•

Information about your account balances and financial transactions with us, our affiliated entities, or nonaffiliated third parties, from our internal sources, from affiliated entities and from nonaffiliated third parties.

•

Information about your account balances and financial transactions and other personal and financial information, from consumer credit reporting agencies or other nonaffiliated third parties, to verify information received from you or others.

Categories of Information We Disclose to Nonaffiliated Third Parties

•

We may disclose your name, address and account and other identifying numbers, as well as information about your pending or past transactions and other personal financial information, to nonaffiliated third parties, for our everyday business purposes such as necessary to execute, process, service and confirm your securities transactions and mutual fund transactions, to administer and service your account and commingled investment vehicles in which you are invested, to market our products and services through joint marketing arrangements or to respond to court orders and legal investigations.

TCW Funds, Inc.

Privacy Policy (Continued)

•

We may disclose nonpublic personal and financial information concerning you to law enforcement agencies, federal regulatory agencies, self-regulatory organizations or other nonaffiliated third parties, if required or requested to do so by a court order, judicial subpoena or regulatory inquiry.

We do not otherwise disclose your nonpublic personal and financial information to nonaffiliated third parties, except where we believe in good faith that disclosure is required or permitted by law. Because we do not disclose your nonpublic personal and financial information to nonaffiliated third parties, our Customer Privacy Policy does not contain opt-out provisions.

Categories of Information We Disclose to Our Affiliated Entities

•

We may disclose your name, address and account and other identifying numbers, account balances, information about your pending or past transactions and other personal financial information to our affiliated entities for any purpose.

•

We regularly disclose your name, address and account and other identifying numbers, account balances and information about your pending or past transactions to our affiliates to execute, process and confirm securities transactions or mutual fund transactions for you, to administer and service your account and commingled investment vehicles in which you are invested, or to market our products and services to you.

Information About Former Customers

We do not disclose nonpublic personal and financial information about former customers to nonaffiliated third parties unless required or requested to do so by a court order, judicial subpoena or regulatory inquiry, or otherwise where we believe in good faith that disclosure is required or permitted by law.

Questions

Should you have any questions about our Customer Privacy Policy, please contact us by email or by regular mail at the address at the end of this policy.

Reminder About TCW’s Financial Products

Financial products offered by The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc. and the Metropolitan West Funds:

•	Are not guaranteed by a bank;

•	Are not obligations of The TCW Group, Inc. or of its subsidiaries;

•	Are not insured by the Federal Deposit Insurance Corporation; and

•	Are subject to investment risks, including possible loss of the principal amount committed or invested, and earnings thereon.

THE TCW GROUP, INC.

TCW FUNDS, INC.

TCW STRATEGIC INCOME FUND, INC.

METROPOLITAN WEST FUNDS

Attention: Privacy Officer | 865 South Figueroa St. Suite 1800 | Los Angeles, CA 90017 | email: privacy@tcw.com

TCW Funds, Inc.

Supplemental Information

Proxy Voting Guidelines

The policies and procedures that the Company uses to determine how to vote proxies are available without charge. The Board of Directors of the Company has delegated the Company’s proxy voting authority to the Advisor.

Disclosure of Proxy Voting Guidelines

The proxy voting guidelines of the Advisor are available:

1.	By calling 800-FUND-TCW (800-386-3829) to obtain a hard copy; or
2.	By going to the SEC website at http://www.sec.gov.

When the Company receives a request for a description of the Advisor’s proxy voting guidelines, it will deliver the description that is disclosed in the Company’s Statement of Additional Information. This information will be sent out via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Advisor, on behalf of the Company, prepares and file Form N-PX with the SEC not later than August 31 of each year, which includes the Company’s proxy voting record for the most recent twelve-month period ended June 30 of that year. The Company’s proxy voting record for the most recent twelve-month period ended June 30 is available:

1.	By calling 800-FUND-TCW (800-386-3829) to obtain a hard copy; or
2.	By going to the SEC website at http://www.sec.gov.

When the Company receives a request for the Company’s proxy voting record, it will send the information disclosed in the Company’s most recently filed report on Form N-PX via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Company also discloses its proxy voting record on its website as soon as is reasonably practicable after its report on Form N-PX is filed with the SEC.

Availability of Quarterly Portfolio Schedule

The Company files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. The Form N-Q is available by calling 800-FUND-TCW (800-386-3829) to obtain a hard copy. You may also obtain the Company’s Form N-Q:

1.	By going to the SEC website at http://www.sec.gov.; or
2.	By visiting the SEC’s Public Reference Room in Washington, D.C. and photocopying it (Phone 1-800-SEC-0330 for information on the operation of the SEC’s Public Reference Room).

TCW Funds, Inc.

Report of Special Meeting of Shareholders

A Special Meeting of Shareholders of TCW Funds, Inc. was held on September 15, 2011. At the meeting the following matters were submitted to a shareholder vote: (i) the reorganization of the TCW Large Cap Growth Fund into the TCW Select Equities Fund and (ii) the reorganization of the TCW Relative Value Small Cap Fund into the TCW Value Opportunities Fund. The reorganization of the TCW Large Cap Growth Fund was approved by shareholders with 188,698 affirmative votes, 0 votes against and 0 votes abstaining. A quorum of 51.44% of outstanding shares was present. The reorganization of the TCW Relative Value Small Cap Fund was approved by shareholders with 1,024,612 affirmative votes, 20,733 votes against and 7,144 votes abstaining. A quorum of 51.30% of outstanding shares was present.

TCW Funds, Inc.

Renewal of Investment Management and Advisory Agreement

TCW Funds, Inc. (the “Corporation”) and TCW Investment Management Company (the “Advisor”) are parties to an Investment Advisory and Management Agreement (“Advisory Agreement”), pursuant to which the Advisor is responsible for managing the investments of each separate investment series (each, a “Fund” and collectively, the “Funds”) of the Corporation. At a meeting held on June 16, 2011, the Board of Directors of the Corporation (the “Board”) approved extending the term of the Advisory Agreement until October 31, 2011. The Board requested that the annual review of the Advisory Agreement be deferred until October in order to permit the report prepared by Morningstar Associates LLC, an independent third party consultant, to contain information as of the most recent practicable date.

In reaching its decision to approve the extension to the Advisory Agreement, the Board considered information furnished to it throughout the year at regular and special Board meetings, including detailed investment performance reports. The structure and format for this regular reporting was developed in consultation with the Board. The Board determined that it had received from the Advisor such information on an ongoing basis as was reasonably necessary to approve the extension to the Advisory Agreement. The approval determination was made on the basis of each Director’s business judgment after consideration of all the information taken as a whole.

The extension was designed to enable the Board to conduct its annual review of the Advisory Agreement at the third quarter meeting going forward.

At a meeting held on October 6, 2011, the Board of Directors of the Corporation re-approved the Advisory Agreement with respect to each Fund for an additional one year term.

Prior to this re-approval, the Advisor provided materials to the Board for its evaluation in response to information requested by the Independent Directors, who were advised by independent legal counsel with respect to these and other relevant matters. The Independent Directors also met separately on September 15, 2011, with their counsel to consider the matter and unanimously recommended re-approval of the Advisory Agreement. Discussed below are certain of the factors considered by the Board in approving the Advisory Agreement. This discussion is not intended to be all-inclusive. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings. The approval determination was made on the basis of each Director’s business judgment after consideration of all the information taken as a whole. Individual Directors may have given different weight to certain factors and assigned various degrees of materiality to information received in connection with the contract review process.

In evaluating the Advisory Agreement the Board, including the Independent Directors, considered the following factors among others:

Nature, Extent and Quality of Services.    The Board considered the general nature, extent, and quality of services provided or expected to be provided by the Advisor. The Board evaluated the Advisor’s experience in serving as manager of the Funds, and considered the benefits to shareholders of investing in a fund complex that is served by a large organization which also serves a variety of other investment advisory clients, including separate accounts, other pooled investment vehicles, registered investment companies and commingled funds. The Board also considered the ability of the Advisor to provide appropriate levels of support and resources to the Corporation.

In addition, the Board took note of the background and experience of the senior management and portfolio management personnel of the Advisor and that the Advisor is expected to private substantial expertise and

TCW Funds, Inc.

Renewal of Investment Management and Advisory Agreement (Continued)

attention to the Corporation. The Board considered the ability of the Advisor to attract and retain qualified business professionals and its compensation program, including its employee equity plan. The Board also considered the breadth of the compliance programs of the Advisor, as well as the compliance operations of the Advisor with respect to the Funds. The Board concluded that it was satisfied with the nature, extent and quality of the services provided and anticipated to be provided to the Funds by the Advisor under the Advisory Agreement.

Investment Performance.    The Board reviewed information about each Fund’s historical performance, including materials prepared by the Advisor and a report prepared by Morningstar Associates LLC, an independent third party consultant (the “Report”), which provided a comparative analysis of each Fund with the performance of similar funds over one, three, five and 10 year periods ended June 30, 2011, as applicable.

The Directors noted that the investment performance of most of the Funds was above the average performance of the funds in their respective Morningstar peer groups for multiple periods. The Directors further noted that with respect to the few Funds with below-average performance for all reported periods the Advisor had arranged the merger of two (the Large Cap Growth Fund and Relative Value Small Cap Fund) with other Funds; the Advisor had recently changed the primary portfolio manager of one (the Value Opportunities Fund); and two (the Global Flexible Allocation Fund and Global Moderate Allocation Fund) had very small levels of assets and were not paying advisory fees. Finally, the Directors noted the Concentrated Value Fund had outperformed both its benchmarks, the Russell 1000 Value Index, and the S&P 500 Index for 151 of the 155 months since the Fund’s inception.

The Board concluded that the Advisor should continue to provide investment management services to the Funds. The Board indicated it would continue to monitor Fund investment performance on a regular basis and discuss with the Advisor from time to time any long-term underperformance as appropriate.

Advisory Fees and Profitability.    The Board considered information in the Report and in the materials prepared by the Advisor regarding the advisory fees charged to the Funds, advisory fees paid by other funds in the Funds’ respective Morningstar Categories, and advisory fees paid to the Advisor under advisory contracts with respect to other institutional clients. The Board noted that although the advisory fees charged by the Advisor to several of the Funds are above the fees paid by peer groups of similar funds, those Funds had above-average performance for multiple periods and total expenses below or very close to their respective peer group averages. The Board also noted that the advisory fees charged by the Advisor to many of the Funds are higher than the advisory fees charged by the Advisor to certain institutional separate accounts with similar strategies managed by the Advisor, but that the services provided the Funds are more extensive than the services provided to institutional separate accounts.

The Board noted that the total expenses of the Funds are near or below expenses incurred by other funds in their respective Morningstar categories. They considered that the Advisor has agreed to reduce its investment advisory fee or pay the operating expenses of each Fund in order to maintain the overall expense ratios of the Funds at competitive levels (the “Expense Limitations”), that the Advisor had entered into contractual expense limitation agreements with respect to fifteen Funds and the amounts paid or waived by the Advisor pursuant to expense limitations. The Board also considered the costs of services to be provided and profits to be realized by the Advisor and its affiliates from their relationship with the Corporation. Recognizing the difficulty in evaluating a manager’s profitability with respect to the funds it manages in the context of a manager with multiple lines of business, and noting that other profitability

TCW Funds, Inc.

methodologies might also be reasonable, the Board concluded that the profits of the Advisor and its affiliates from their relationship with the Corporation was reasonable. Based on these various considerations, the Board concluded that the contractual management fees of the Funds under the Advisory Agreement are fair and bear a reasonable relationship to the services rendered.

Expenses and Economies of Scale.    The Board considered the potential of the Advisor to achieve economies of scale as the Funds grow in size. The Board noted that the Advisor has agreed to the Expense Limitations, which are designed to maintain the overall expense ratio of each of the Funds at a competitive level. The Board also considered the relative advantages and disadvantages of an advisory fee with breakpoints compared to a flat advisory fee supplemented by advisory fee waivers and/or expense reimbursements. The Board concluded that the current fee arrangements were appropriate given the current size and structure of the Corporation and adequately reflected any economies of scale.

Ancillary Benefits.    The Board considered ancillary benefits to be received by the Advisor and its affiliates as a result of the relationship of the Advisor with the Corporation, including compensation for certain compliance support services. The Board noted that, in addition to the fees the Advisor receives under the Advisory Agreement, the Advisor could receive additional benefits in connection with management of the Funds in the form of reports, research and other services from brokers and their affiliates in return for brokerage commissions paid to such brokers. The Board concluded that any potential benefits to be derived by the Advisor from its relationships with the Funds are consistent with the services provided by the Advisor to the Funds.

Based upon the considerations discussed above and other considerations, the Board of Directors, including the Independent Directors, approved renewal of the Advisory Agreement.

TCW Funds, Inc.

Tax Information Notice (Unaudited)

On account of the year ended October 31, 2011, the following Funds paid a capital gain distribution within the meaning 852 (b) (3) (c) of the Code. Each fund also designates as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

Fund	Amounts per Share
TCW Growth Fund	$0.03
TCW Growth Equities Fund	$0.63
TCW Select Equities Fund	$0.25
TCW Global Conservative Allocation Fund	$0.24
TCW Global Moderate Allocation Fund	$0.13
TCW Global Flexible Allocation Fund	$0.06

Under Section 854 (b) (2) of the Code, the Funds hereby designate the following maximum amounts as qualified dividends for purposes of the maximum rate under Section 1 (h) (11) of the Code for the fiscal year ended October 31, 2011:

Fund	Qualified Dividend Income
TCW Concentrated Value Fund	$575
TCW Dividend Focused Fund	$16,470
TCW Growth Fund	$154
TCW Relative Value Large Cap Fund	$8,546
TCW Value Opportunities Fund	$2,411
TCW Global Conservative Allocation Fund	$4
TCW Global Moderate Allocation Fund	$35
TCW Global Flexible Allocation Fund	$12

The following are dividend received deduction percentages for the Funds’ corporate shareholders:

Fund	Dividends Received Deductions
TCW Concentrated Value Fund	100.00%
TCW Dividend Focused Fund	100.00%
TCW Relative Value Large Cap Fund	100.00%
TCW Value Opportunities Fund	91.31%
TCW Global Conservative Allocation Fund	7.99%
TCW Global Moderate Allocation Fund	12.91%
TCW Global Flexible Allocation Fund	17.71%

This information is given to meet certain requirements of the Code and should not be used by shareholders for preparing their income tax returns. In January 2012, shareholders will receive Form 1099-DIV which will show the actual distribution received and include their share of qualified dividends during the calendar year of 2011. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual tax returns.

TCW Funds, Inc.

Directors and Officers of the Company

A board of ten directors is responsible for overseeing the operations of the Company, which consists of 22 funds at October 31, 2011. The directors of the Company, and their business addresses and their principal occupation for the last five years are set forth below.

Independent Directors

Name, Address, Age and Position with Funds (1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Samuel P. Bell (75)	Mr. Bell has served as a director of TCW Funds, Inc. since October 2002.	Private Investor. Former President, Los Angeles Business Advisors (not-for-profit business organization).	Point 360 (post production services), Broadway National Bank (banking), TCW Strategic Income Fund, Inc. (closed-end fund).
John A. Gavin (80)	Mr. Gavin has served as a director of TCW Funds, Inc., since May 2001.	Founder and Chairman of Gamma Holdings (international capital consulting firm).	Causeway Capital Management Trust (mutual fund with 2 series), TCW Strategic Income Fund, Inc. (closed-end fund), Hotchkis and Wiley Funds (mutual fund with 5 series).
Patrick C. Haden (59) Chairman	Mr. Haden has served as a director of TCW Funds, Inc. since May 2001.	Athletic Director, University of Southern California; Prior to August 2010, General Partner, Riordan, Lewis & Haden (private equity firm).	Tetra Tech, Inc. (environmental consulting), Metropolitan West Funds (mutual fund with 8 series) and TCW Strategic Income Fund, Inc. (closed-end fund).
Janet E. Kerr (57)	Ms. Kerr has served as a director of TCW Funds, Inc. since August 2010.	Laure Sudreau — Ripley Endowed Professor of Law and Executive Director Geoffrey H. Palmer Center for Entrepreneurship and the Law. Pepperdine University School of Law.	La-Z-Boy Furniture Incorporated (residential furniture producer) and TCW Strategic Income Fund, Inc. (closed-end fund).
Peter McMillan (54)	Mr. McMillan has served as a director of TCW Funds, Inc. since August 2010.	Co-founder and Managing Partner, Willowbrook Capital Group, LLC (investment advisory firm) and Co-founder and Executive Vice President of KBS Capital Advisors (a manager of real estate investment trusts).	KBS Real Estate Investment Trusts (real estate investments), Metropolitan West Funds (mutual fund with 8 series) and TCW Strategic Income Fund, Inc. (closed-end fund).
Charles A. Parker (77)	Mr. Parker has served as a director of the TCW Funds, Inc. since April 2003.	Private Investor.	Burridge Center for Research in Security Prices (University of Colorado) and TCW Strategic Income Fund, Inc. (closed-end fund).
Victoria B. Rogers (50)	Ms. Roger has served as a director of the TCW Funds, Inc. since October 2011.	President, the Rose Hills Foundation (Los Angeles, CA).	None

(1)	The address of each Independent Director is c/o Bingham McCutchen LLP, Counsel to the Independent Directors, 355 South Grand Avenue, Los Angeles, CA 90071.

TCW Funds, Inc.

Directors and Officers of the Company (Continued)

Interested Directors

Each of these directors are “interested persons” of the Company as defined in the 1940 Act because they are directors and officers of the Advisor, and shareholders and directors of The TCW Group, Inc., the parent company of the Advisor.

Name, Address, Age and Position with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Marc I. Stern (67) 865 South Figueroa Street Los Angeles, CA 90017	Mr. Stern has served as a director since inception of TCW Funds, Inc. in September 1992.	Chief Executive Officer and Chairman, the Advisor; Vice Chairman and Chief Executive Officer, The TCW Group, Inc.; Chief Executive Officer, TCW Asset Management Company; and Vice Chairman, Trust Company of the West.	Qualcomm Incorporated (wireless communications)
Thomas E. Larkin, Jr. (72) 865 South Figueroa Street Los Angeles, CA 90017	Mr. Larkin has served as a director since inception of TCW Funds, Inc., in September 1992.	Vice Chairman, The TCW Group, Inc., the Advisor, TCW Asset Management Company and Trust Company of the West.	Automobile Club of Southern California (motorist association)
Charles W. Baldiswieler (53) 865 South Figueroa Street Los Angeles, CA 90017	Mr. Baldiswieler has served as a director of TCW Funds, Inc. since March 2009, and President and Chief Executive Officer since December 2009.	Group Managing Director, the Advisor, TCW Asset Management Company and Trust Company of the West.	TCW Strategic Income Fund, Inc. (closed-end fund) and Metropolitan West Funds (mutual fund with 8 series)

The officers of the Company who are not directors of the Company are:

Name and Address	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years (1)
Peter A. Brown (56)*	Senior Vice President	Managing Director, the Advisor, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company.
Michael E. Cahill (61)*	Senior Vice President, General Counsel and Assistant Secretary	Executive Vice President, General Counsel and Secretary, the Advisor, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company; General Counsel, TCW Strategic Income Fund, Inc.
David S. DeVito (49)*	Treasurer and Chief Financial Officer	Executive Vice President and Chief Administrative Officer, the Advisor, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company; Treasurer, Chief Financial Officer and Director, TCW Strategic Income Fund, Inc.

TCW Funds, Inc.

Name and Address	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years (1)
Philip K. Holl (61)*	Secretary and Associate General Counsel	Senior Vice President and Associate General Counsel, the Advisor, Trust Company of the West and TCW Asset Management Company; Secretary, TCW Strategic Income Fund, Inc.
Hilary G.D. Lord (55)*	Senior Vice President, Chief Compliance Officer	Managing Director and Chief Compliance Officer, the Advisor, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company; Senior Vice President and Chief Compliance Officer, TCW Strategic Income Fund, Inc.
George P. Hawley (43)*	Assistant Secretary and Associate General Counsel	Senior Vice President and Associate General Counsel, the Advisor, Trust Company of the West, and TCW Asset Management Company; Assistant Secretary and Associate General Counsel, TCW Strategic income Fund, Inc.
George N. Winn (43)*	Assistant Treasurer	Senior Vice President, the Advisor, Trust Company of the West, and TCW Asset Management Company; Assistant Treasurer, TCW Strategic Income Fund, Inc.

(1)	Positions with The TCW Group, Inc. and its affiliates may have changed over time.
*	Address is 865 South Figueroa Street, 18th Floor, Los Angeles, California 90017

The SAI (Statement of Additional Information) has additional information regarding the Board of Directors. A copy is available by calling 1-800-FUND-TCW (1-800-386-3829) to obtain a hard copy or by going to the SEC website at http://www.sec.gov.

TCW Funds Insight that works for you.™

TCW Funds, Inc.

865 South Figueroa Street
Los Angeles, California 90017

800 FUND TCW
(800 386 3829)

www.tcw.com

Investment Advisor
TCW Investment Management Company
865 South Figueroa Street
Los Angeles, California 90017
800 FUND TCW

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, Wisconsin 53202

Custodian & Administrator
State Street Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

Distributor
TCW Funds Distributors
865 South Figueroa Street
Los Angeles, California 90017

Directors
Patrick C. Haden
Director and Chairman of the Board

Charles W. Baldiswieler
Director

Samuel P. Bell
Director

John A. Gavin
Director

Janet E. Kerr
Director

Thomas E. Larkin, Jr.
Director

Peter McMillan
Director

Charles A. Parker
Director

Victoria B. Rogers
Director

Marc I. Stern
Director

Officers
Charles W. Baldiswieler
President and Chief Executive Officer

Peter A. Brown
Senior Vice President

David S. DeVito
Treasurer and Chief Financial Officer

Philip K. Holl
Secretary and Associate General Counsel

George P. Hawley
Assistant Secretary

George N. Winn
Assistant Treasurer

FUNDarEQ1011

TCW Funds

Insight that works for you tm

TCW Funds, Inc.

865 South Figueroa Street Investment Advisor Directors

Los Angeles, California 90017 TCW Investment Management Company Patrick C. Haden

800 FUND TCW 865 South Figueroa Street Director and Chairman of the Board Los Angeles, California 90017 Charles W. Baldiswieler (800 386 3829) 800 FUND TCW

Director www.tcw.com Transfer Agent

Samuel P. Bell U.S. Bancorp Fund Services, LLC

Director 615 E. Michigan Street Milwaukee, Wisconsin 53202 John A. Gavin Director

Independent Registered Public Accounting Firm

Deloitte & Touche, LLP Janet E. Kerr 350 South Grand Avenue Director

Los Angeles, California 90071 Thomas E. Larkin, Jr.

Custodian & Administrator Director State Street Bank & Trust Company Peter McMillan 200 Clarendon Street Director Boston, Massachusetts 02116 Charles A. Parker

Distributor Director TCW Funds Distributors

Victoria B. Rogers 865 South Figueroa Street Director Los Angeles, California 90017 Marc I. Stern Director

Officers

Charles W. Baldiswieler

President and Chief Executive Officer Peter A. Brown Senior Vice President Michael E. Cahill Senior Vice President, General Counsel and Assistant Secretary David S. DeVito Treasurer and Chief Financial Officer Philip K. Holl Secretary and Associate General Counsel Hilary G.D. Lord

Senior Vice President and Chief Compliance Officer George P. Hawley Assistant Secretary George N. Winn Assistant Treasurer

FUNDarEQ1011

Item 2.	Code of Ethics. The registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer or persons performing similar functions. The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, please contact the registrant at (877) 829-4768.

Item 3.	Audit Committee Financial Expert. The registrant has two audit committee financial experts, Samuel P. Bell and Charles A. Parker, who are independent of management serving on its audit committee.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees Paid by Registrant

2011	2010
$482,800	$478,800

(b) Audit-Related Fees Paid by Registrant

2011	2010
$0	$0

(c) Tax Fees Paid by Registrant

2011	2010
$90,000	$79,500

Fees were for the preparation and filing of the registrant’s corporate returns.

(d) All Other Fees Paid by Registrant

2011	2010
$0	$7,900

Fees were for a tax analysis regarding a change in ownership.

(e)(1) The registrant’s audit committee approves each specific service the auditor will perform for the registrant. Accordingly, the audit committee has not established pre-approval policies or procedures for services that the auditor may perform for the registrant.

(e) (2) None.

(f) Not applicable.

(g) None.

(h) Not applicable.

Item 5.	Audit of Committee of Listed Registrants. Not applicable.

Item 6.	Schedule of Investments. Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases. Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

No material changes have been made to registrant’s procedures by which shareholders may recommend nominees to registrant’s Board of Directors.

Item 11.	Controls and Procedures.

(a)	The Chief Executive Officer and Chief Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and 15d-15(b) under the Exchange Act.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	EX-99.CODE – Code of Ethics

(b)	EX-99.CERT – Section 302 Certifications (filed herewith).

EX-99.906CERT – Section 906 Certification (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TCW Funds, Inc.

By (Signature and Title)

/s/ Charles W. Baldiswieler
Charles W. Baldiswieler
Chief Executive Officer

Date December 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Charles W. Baldiswieler
Charles W. Baldiswieler
Chief Executive Officer

Date December 28, 2011

By (Signature and Title)
/s/ David S. DeVito
David S. DeVito
Chief Financial Officer

Date December 28, 2011